Filed pursuant to Rule 497(c) and (h) under the Securities Act of 1933, as amended. File No. 333-122350

                                                                 [Tortoise Logo]
PROSPECTUS


                                   $55,000,000
                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION
                  AUCTION RATE SENIOR NOTES ("TORTOISE NOTES")
                          $55,000,000 SERIES C, DUE APRIL 10, 2045
                            $25,000,000 DENOMINATIONS
                                 _______________


         Tortoise Energy Infrastructure Corporation (the "Company") is a nondiversified, closed-end management investment company that commenced operations in February 2004. The Company's investment objective is to seek a high level of total return with an emphasis on current distributions to stockholders.


         The Company is offering an aggregate principal amount of $55,000,000 Series C Tortoise Notes in this Prospectus. The notes offered in this Prospectus, together with Series A and Series B notes currently outstanding, are referred to as "Tortoise Notes." Individual series of Tortoise Notes are referred to as a "series." Except as otherwise described in this Prospectus, the terms of this series and all other series are the same.


         The Tortoise Notes will be issued without coupons in denominations of $25,000 and any integral multiple thereof. The principal amount of the Series C Tortoise Notes will be due and payable on April 10, 2045 (the "Stated Maturity"). There is no sinking fund with respect to the Tortoise Notes. The Tortoise Notes will be unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company's outstanding common stock and any outstanding preferred stock; (2) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company, including other series of Tortoise Notes; and (3) junior to any secured creditors of the Company. The Company may redeem the Tortoise Notes prior to their Stated Maturity in certain circumstances described in this Prospectus.


         Holders of Tortoise Notes will be entitled to receive cash interest payments at an annual rate that may vary for each rate period. The initial rate period for the Series C Tortoise Notes is from the issue date through April 18, 2005. The interest rate for the initial rate period from and including the issue date through April 18, 2005, will be 3.10% per year for the Series C Tortoise Notes. For each subsequent rate period, the interest rate will be determined by an auction conducted in accordance with the procedures described in this Prospectus. Generally, following the initial rate period, each rate period will be seven (7) days for the Series C Tortoise Notes.

         Tortoise Notes will not be listed on any exchange or automated quotation system. Generally, investors may only buy and sell Tortoise Notes through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent or in a secondary market that those broker-dealers may maintain. These broker-dealers are not required to maintain a market in the Tortoise Notes, and a secondary market, if one develops, may not provide investors with liquidity. See "Prospectus Summary-Risks-Risks of Tortoise Notes-Secondary Market Risk," and "Risk Factors-Risks of Investing in Tortoise Notes-Secondary Market Risk."


                                                        (continued on next page)

                                 _______________


         INVESTING IN TORTOISE NOTES INVOLVES CERTAIN RISKS. SEE "RISK FACTORS" BEGINNING ON PAGE 31 OF THIS PROSPECTUS.


         NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                 _______________

                                            PER $25,000 PRINCIPAL
                                              AMOUNT OF TORTOISE
                                                    NOTES              TOTAL
                                            ----------------------  ----------
Public offering price.....................        $25,000           $55,000,000
Underwriting discounts and commissions....        $   250           $   550,000
Proceeds to the Company (before
   expenses)(1)...........................        $24,750           $54,450,000

------------------
(1) Does not include offering expenses payable by the Company, estimated to be $450,000.


         The underwriters expect to deliver the Series C Tortoise Notes in book-entry form, through the facilities of The Depository Trust Company, to broker-dealers on or about April 11, 2005.
                                 _______________


LEHMAN BROTHERS                                     STIFEL, NICOLAUS & COMPANY
                                                            INCORPORATED
                                  April 7, 2005

         On July 15, 2004, the Company issued Series A and Series B of Tortoise Notes due July 15, 2044, in an aggregate principal amount of $110,000,000. On September 16, 2004, the Company issued 1,400 auction rate preferred shares (denominated as Money Market Cumulative Preferred Shares or "MMP Shares"), liquidation preference $25,000 per share ($35,000,000 aggregate liquidation preference). The outstanding Tortoise Notes are rated "Aaa" and "AAA" by Moody's Investors Service Inc. ("Moody's") and Fitch Ratings ("Fitch"), respectively. The MMP Shares are rated "AA2" and "AA" by Moody's and Fitch respectively. The Company may issue additional series of Tortoise Notes or MMP Shares in the future. The MMP Shares and the Tortoise Notes are intended to increase funds available for investment. This practice, which is known as leverage, is speculative and involves significant risks.

         The offering is conditioned upon the Series C Tortoise Notes receiving a rating of "Aaa" from Moody's and "AAA" from Fitch.
Ratings.

         The Company's investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. Under normal circumstances, the Company invests at least 90% of total assets (including assets obtained through leverage) in securities of energy infrastructure companies, and invests at least 70% of total assets in equity securities of master limited partnerships. Energy infrastructure companies engage in the business of transporting, processing, storing, distributing or marketing natural gas, natural gas liquids (primarily propane), coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. There can be no assurance that the Company will achieve its investment objective. Tortoise Capital Advisors, LLC serves as the Company's investment adviser.

         You should read this Prospectus, which contains important information about the Company, before deciding whether to invest in the Tortoise Notes and retain it for future reference. A Statement of Additional Information, dated April 7, 2005, and as it may be supplemented, containing additional information about the Company, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 69 of this Prospectus, by calling (888) 728-8784 or by writing to the Company, or you may obtain a copy (and other information regarding the Company) from the Commission's web site (http://www.sec.gov). You also may e-mail requests for these documents to the Commission at publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

         The Tortoise Notes do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                                                              Copyright (C) 2005

                                 _______________

                                TABLE OF CONTENTS


                                                                            PAGE


Prospectus Summary............................................................1
Financial Highlights..........................................................17
Use of Proceeds...............................................................19
Capitalization................................................................20
The Company...................................................................21
Investment Objective and Principal Investment Strategies......................22
Risk Factors..................................................................31
Management of the Company.....................................................40
Rating Agency Guidelines......................................................43
Description of Tortoise Notes.................................................45
The Auction...................................................................55
Description of Capital Stock..................................................59
Certain Provisions in the Company's Charter and Bylaws........................60
Federal Income Tax Matters....................................................62
Administrator, Custodian, Transfer Agent, Paying Agent, Trust
     and Auction Agent........................................................65
Underwriting..................................................................65
Legal Opinions................................................................67
Intellectual Property Rights..................................................67
Available Information.........................................................67
Table of Contents for the Statement of Additional Information.................69



         You should rely on the information contained in or incorporated by reference in this Prospectus in making an investment decision. Neither the Company nor the underwriters have authorized anyone to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. The Company is not, and the underwriters are not, making an offer to sell these notes in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this Prospectus is accurate only as of the date of this Prospectus, and that the Company's business, financial condition and prospects may have changed since this date. The Company will amend or supplement this Prospectus to reflect material changes to the information contained in this Prospectus to the extent required by applicable law.

                               PROSPECTUS SUMMARY

         This is only a summary. You should review the more detailed information contained elsewhere in this Prospectus and in the Statement of Additional Information, including the "Summary of Certain Provisions of the Indenture" included in Appendix A to the Statement of Additional Information. Capitalized terms used but not defined in this Prospectus shall have the meanings given to such terms in Appendix A to the Statement of Additional Information.


The Company..................       Tortoise Energy Infrastructure Corporation
                                    (the "Company") is a nondiversified,
                                    closed-end management investment company that commenced operations in February 2004.
                                    The Company's common stock, $0.001 par value per share, is traded on the New York Stock
                                    Exchange (the "NYSE") under the symbol
                                    "TYG." See "Description of Capital Stock."
                                    As of January 31, 2005, the Company had
                                    14,744,095 shares of common stock
                                    outstanding and net assets applicable to shares of common stock of $421,149,068.

The Adviser..................       Tortoise Capital Advisors, LLC (the
                                    "Adviser") was formed in October 2002 to provide portfolio management services to institutional and high-net-worth investors seeking professional management of their master limited partnership ("MLP") investments. The Adviser is controlled equally by Fountain Capital Management,
                                    L.L.C. ("Fountain Capital") and Kansas City
                                    Equity Partners LC ("KCEP"). As of February
                                    28, 2005, the Adviser had approximately $760 million of client assets under management.
                                    The Adviser's investment committee is
                                    comprised of five portfolio managers.


                                    The principal business address of the
                                    Adviser is 10801 Mastin Boulevard, Suite
                                    222, Overland Park, Kansas 66210.


The Offering.................       The Company is offering Series C Tortoise
                                    Notes in an aggregate principal amount of $55,000,000. Series C Tortoise Notes are available in denominations of $25,000 and any integral multiple thereof. The Series C
                                    Tortoise Notes are being offered by Lehman
                                    Brothers Inc. ("Lehman Brothers") and
                                    Stifel, Nicolaus & Company, Incorporated
                                    ("Stifel Nicolaus") as underwriters. See
                                    "Underwriting."


                                    It is a condition of the underwriters'
                                    obligation to purchase the Series C Tortoise
                                    Notes that the notes receive a rating of "Aaa" from Moody's and "AAA" from Fitch.

                                    The issuance of the Series C Tortoise Notes represents the leveraging of the Company's common stock. See

                                    "Risk Factors - General Risks of Investing in the Company - Leverage Risk."

                                    The Series C Tortoise Notes will be
                                    unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company's outstanding common stock and any outstanding preferred stock, including MMP Shares; (2) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company, including any other series of Tortoise Notes; and (3) junior to any secured creditors of the Company.

                                    Unsecured creditors of the Company may
                                    include service providers to the Company, including the Adviser, Custodian, Auction Agent, Broker-Dealers and the Trustee, as such parties are defined herein, pursuant to the terms of various contracts with the Company. Secured creditors of the Company may include, without limitation, parties entering into any interest rate swaps, floor or cap transactions, forward rate transactions, or other similar transactions with the Company that create liens, pledges, charges, security interests, security agreements or other encumbrances on the assets of the Company.


                                    The interest rate for Series C Tortoise
                                    Notes for the initial Rate Period from and including the Original Issue Date through April 18, 2005, will be 3.10% per year. The first Auction Date for the Series C Tortoise Notes will be April 18, 2005, and the initial Interest Payment Date will be April 19, 2005. Subsequent Auctions generally will be held every seven (7) days (unless the then current Rate Period is a Special Rate Period, the day that normally would be the Auction Date is not a Business Day or unforeseen events preclude holding an Auction.)


                                    Each Subsequent Rate Period normally will begin on the Business Day following an Auction Date.

Auction Procedures...........       You may buy, sell or hold Tortoise Notes
                                    through an Auction. Beneficial Owners and Potential Beneficial Owners of Tortoise
                                    Notes may participate in Auctions only by submitting Orders through their
                                    Broker-Dealers. In general, the types of Orders that may be placed with a Broker-Dealer include: Hold Orders, Sell
                                    Orders, Bids to sell and Bids to purchase.
                                    The following is a brief summary of the
                                    Auction Procedures for both Beneficial
                                    Owners and Potential Beneficial Owners. See
                                    "The Auction--Auction Procedures" for more detailed information.

                                    Beneficial Owners. Prior to the Submission
                                    Deadline on each Auction Date for a series of Tortoise Notes, each Beneficial Owner may submit Orders with respect to Tortoise Notes of such series to its Broker-Dealer as follows:

                                    o Hold Order - indicating its desire to hold
                                    Tortoise Notes of such series without regard to the Applicable Rate for Tortoise Notes of such series for the next Rate Period.

                                    o Bid - indicating its desire to sell the principal amount of Outstanding Tortoise Notes, if any, of such series held by such Beneficial Owner if the Applicable Rate for Tortoise Notes of such series for the next succeeding Rate Period of Tortoise Notes of such series shall be less than the rate per annum specified by such Beneficial Owner (also known as a hold at rate order).

                                    o Sell Order - indicating its desire to sell the principal amount of Outstanding Tortoise Notes, if any, of such series held by such Beneficial Owner without regard to the Applicable Rate for Tortoise Notes of such series for the next succeeding Rate Period of Tortoise Notes of such series.

                                    Orders submitted (or the failure to do so) by Beneficial Owners under certain circumstances will have the effects described below:

                                    o A Beneficial Owner of Tortoise Notes of such series that submits a Bid with respect to Tortoise Notes of such series to its Broker-Dealer having a rate higher than the Maximum Rate for Tortoise Notes of such series on the Auction Date will be treated as having submitted a Sell Order with respect to such Tortoise Notes.


                                    o A Beneficial Owner of Tortoise Notes of such series that fails to submit an Order with respect to such Tortoise Notes to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to Tortoise Notes of such series; provided, however, that if a Beneficial Owner of Series C Tortoise Notes fails to submit an Order with respect to Tortoise Notes of such series to its Broker-Dealer for an Auction relating to a Special Rate Period of more than seven (7) days, such Beneficial Owner will be deemed to have submitted a Sell Order with respect to such Tortoise Notes.


                                    Potential Beneficial Owners. A customer of a
                                    Broker-Dealer that is not a Beneficial Owner of a series of Tortoise Notes but that wishes to purchase Tortoise

                                    Notes of such series, or that is a
                                    Beneficial Owner of Tortoise Notes of such series that wishes to purchase additional Tortoise Notes of such series (in each case, a "Potential Beneficial Owner"), may submit Bids to its Broker-Dealer in which it offers to purchase such principal amount of Outstanding Tortoise Notes of such series specified in such bid if the Applicable Rate for Tortoise Notes of such series determined on such Auction Date shall be higher than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner of Tortoise Notes of such series specifying a rate higher than the Maximum Rate for Tortoise Notes of such series on the Auction Date will not be accepted.

                                    The Auction Process. If Sufficient Clearing
                                    Bids for a series of Tortoise Notes exist
                                    (that is, the aggregate principal amount of Outstanding Tortoise Notes of such series subject to Submitted Bids of Potential Beneficial Owners specifying one or more rates between the Minimum Rate (for Standard Rate Periods or less, only) and the Maximum Rate (for all Rate Periods) for Tortoise Notes of such series exceeds, or is equal to, the sum of the aggregate principal amount of Outstanding Tortoise Notes of such series subject to Submitted Sell Orders), the Applicable Rate for Tortoise Notes of such series for the next succeeding Rate Period will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Beneficial Owners and Potential Beneficial Owners, would result in Beneficial Owners and Potential Beneficial Owners owning the aggregate principal amount of Tortoise Notes of such series available for purchase in the Auction. If Sufficient Clearing Bids for a series of Tortoise Notes do not exist (other than because all of the Outstanding Tortoise Notes of such series are subject to Submitted Hold Orders), then the Applicable Rate for all Tortoise Notes of such series for the next succeeding Rate Period will be the Maximum Rate for Tortoise Notes of such series.

                                    The Auction Procedures include a pro rata allocation of Tortoise Notes for purchase and sale, which may result in a Beneficial Owner continuing to hold or selling, or a Potential Beneficial Owner purchasing, a number of Tortoise Notes of a series of Tortoise Notes that is less than the number of Tortoise Notes of such series specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers will be required to make appropriate pro rata allocations among their respective customers.

                                    Settlement of purchases and sales will be made on the next Business Day (also an Interest Payment Date) after the Auction Date through the Securities Depository in accordance with the Securities Depository's normal procedures.


Interest and Rate Periods....       The initial Rate Period shall be eight (8)
                                    days for the Series C Tortoise Notes.
                                    Subsequent to the initial Rate Period, the Series C Tortoise Notes will bear interest at an annual rate that the Auction Agent advises results from an Auction. Subsequent to the initial Rate Period, each Rate Period generally will be seven (7) days in length
                                    (a "Standard Rate Period"). The Applicable
                                    Rate for a particular Rate Period usually will be determined by an Auction conducted on the Business Day immediately preceding the start of the Rate Period. In most instances, interest also is payable every seven (7) days, on the day following the end of the Rate Period. A Special Rate Period
                                    (any period other than a Rate Period of
                                    seven (7) days) will not be effective unless
                                    Sufficient Clearing Bids exist at the
                                    Auction in respect of a Special Rate Period.
                                    See "Description of Tortoise Notes--Interest and Rate Periods--Determination of Interest
                                    Rate" and "The Auction."


Determination of
Applicable Rate..............       Except during a Default Period, the
                                    Applicable Rate for any Rate Period for a series of Tortoise Notes will not be more than the Maximum Rate. The Maximum Rate will depend on the credit rating assigned to that series of Tortoise Notes and on the duration of the Rate Period. The Maximum Rate will be the Applicable Percentage of the Reference
                                    Rate, subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the
                                    Broker-Dealers. The Applicable Percentage will be determined based on the lower of the credit ratings assigned on that date to each series of Tortoise Notes by Moody's and Fitch as follows:

                                       MOODY'S           FITCH       APPLICABLE
                                    CREDIT RATING    CREDIT RATING   PERCENTAGE
                                    -------------    -------------   ----------
                                     Aa3 or above    AA- or above        200%
                                       A3 to A1        A- to A+          250%
                                     Baa3 to Baa1    BBB- to BBB+        275%
                                      Below Baa3      Below BBB-         300%

                                    For Standard Rate Periods or less only, the Applicable Rate resulting from an Auction will not be less than the Minimum Rate. The Applicable Rate for any Rate Period commencing during any Default Period, and the

                                    Default Rate described under "Description of Tortoise Notes-- Interest and Rate Periods," initially will be 300% of the Reference Rate. The Reference Rate is the greater of:

                                    (1) the applicable AA Composite Commercial
                                    Paper Rate (for a Rate Period of fewer than
                                    184 days) or the applicable Treasury Index
                                    Rate (for a Rate Period of 184 days or
                                    more), or

                                    (2) the applicable London-Interbank Offered
                                    Rate ("LIBOR").


Payment Restrictions on
Shares of the Company........       Tortoise Notes constitute senior securities
                                    representing indebtedness under the
                                    Investment Company Act of 1940, as amended
                                    (the "1940 Act"). While any Tortoise Notes are outstanding, the Company will not be permitted to declare any dividend (except a dividend payable in stock of the Company), or declare any other distribution, upon any outstanding common stock or declare any distribution upon any preferred stock of the Company, including the MMP Shares, or purchase any such stock, unless, in every such case, the Tortoise Notes have, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution or purchase price, as the case may be. Dividends may, however, be declared upon any preferred stock, including the MMP
                                    Shares, provided the Tortoise Notes have an asset coverage of at least 200% at the time of declaration after deducting the amount of such dividend. Dividends or other distributions on, or redemptions or purchases of, common stock and preferred stock also would be prohibited at any time that an event of default under the Tortoise
                                    Notes (which includes an interest payment default on the Tortoise Notes, when due) has occurred and is continuing. See "Description of Tortoise Notes--Payment Restrictions on
                                    Shares."


Asset Maintenance............       The Company must maintain Eligible Assets
                                    having an aggregated Discounted Value at least equal to the Tortoise Notes Basic
                                    Maintenance Amount as of each Valuation
                                    Date. The Company also must maintain asset coverage for the Tortoise Notes on a non-discounted basis of at least 300% as of the last business day of each month. See
                                    "Rating Agency Guidelines." The Discount
                                    Factors and guidelines for calculating the Discounted Value of the Company's portfolio for purposes of determining whether the Tortoise Notes Basic

                                    Maintenance Amount has been satisfied have been established by Moody's and Fitch in connection with the Company's receipt from Moody's and Fitch of the "Aaa" and "AAA" credit ratings, respectively, with respect to the Tortoise Notes on their Original Issue Date.


Redemption...................       Although the Company ordinarily will not
                                    redeem Tortoise Notes prior to their Stated
                                    Maturity, it may be required to redeem
                                    Tortoise Notes if, for example, the Company does not meet an asset coverage ratio required by law or in order to correct a failure to meet Rating Agency Guidelines in a timely manner. The Company may voluntarily redeem Tortoise Notes in certain circumstances. See "Description of Tortoise
                                    Notes--Redemption."

Events of Default;
Remedies.....................       With respect to each series of Tortoise
                                    Notes any one of the following events
                                    constitutes an "event of default" for that series of Tortoise Notes under the Indenture (as defined herein):

                                    o default in the payment of any interest upon a series of Tortoise Notes when it becomes due and payable and the continuance of such default for thirty (30) days;

                                    o default in the payment of the principal of, or any premium on, a series of Tortoise Notes at its Stated Maturity;

                                    o default in the performance, or breach, of any covenant or warranty of the Company in the Indenture, and continuance of such default or breach for a period of ninety
                                    (90) days after written notice has been
                                    given to the Company by the Trustee;

                                    o certain voluntary or involuntary
                                    proceedings involving the Company and
                                    relating to bankruptcy, insolvency or other similar laws;

                                    o if, on the last business day of each of twenty-four (24) consecutive calendar months, the 1940 Act Tortoise Notes Asset Coverage is less than 100%; or

                                    o any other "event of default" provided with respect to a series, including a default in the payment of any Redemption Price payable on the Redemption Date.

                                    Upon the occurrence and continuance of an event of default with respect to a series, the holders of a majority in principal amount of that series of outstanding Tortoise Notes or the Trustee may declare the principal amount of Tortoise Notes of that series immediately due and payable. A default that relates only to one series of Tortoise Notes will not affect any other series. Upon an event of default relating to bankruptcy, insolvency, or other similar laws, acceleration of maturity occurs automatically with respect to all series of Tortoise Notes.

                                    At any time after a declaration of
                                    acceleration with respect to a series of Tortoise Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee, the holders of a majority in principal amount of the outstanding Tortoise Notes of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if certain conditions are met. See "Description of Tortoise Notes--Events of Default and Acceleration of Maturity; Remedies."

Investment Objective and
Principal Investment
Strategies...................       The Company's investment objective is to
                                    seek a high level of total return with an emphasis on current distributions to stockholders. There is no assurance that the Company will attain its investment objective. See "Investment Objective and
                                    Principal Investment Strategies" and "Risk
                                    Factors."

                                    Under normal circumstances, the Company
                                    invests at least 90% of its total assets
                                    (including assets obtained through leverage) in securities of energy infrastructure companies, and invests at least 70% of its total assets in equity securities of MLPs. Energy infrastructure companies engage in the business of transporting, processing, storing, distributing or marketing natural gas, natural gas liquids (primarily propane), coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. The Company invests solely in energy infrastructure companies organized in the United States. All publicly traded companies in which the Company invests have an equity market capitalization greater than $100 million.


                                    MLP Securities. The Company invests
                                    primarily in equity securities of MLPs,
                                    which currently consist of the following instruments: common units, convertible subordinated units, I-Shares and limited liability company ("LLC") common units. As of the date of this Prospectus, almost all MLP common units, I-Shares and

                                    LLC common units in which the Company
                                    invests are listed and traded on the NYSE, American Stock Exchange ("AMEX") or NASDAQ National Market. The Company also may purchase MLP common units through direct placements. MLP convertible subordinated units are not listed or publicly traded and typically are purchased in directly negotiated transactions with MLP affiliates or institutional holders of such shares.

                                    MLP common unit holders have typical limited partner rights, including limited management and voting rights. MLP common units have priority over convertible subordinated units upon liquidation. Common unit holders are entitled to minimum quarterly distributions ("MQD"), including arrearage rights, prior to any distribution payments to convertible subordinated unit holders or incentive distribution payments to the general partner. MLP convertible subordinated units are convertible to common units on a one-to-one basis after the passage of time and/or achievement of specified financial goals. MLP convertible subordinated units are entitled to MQD after the payments to holders of common units and before incentive distributions to the general partner. MLP convertible subordinated units do not have arrearage rights. I-Shares typically are issued by a limited liability company that owns an interest in and manages an MLP. An I-Share issuer's assets consist solely of MLP I-units and therefore I-shares represent an indirect investment in MLPs. I-Shares have similar features to common units except that distributions are payable in additional I-Shares rather than cash. The Company invests in I-Shares only if it believes it will have adequate cash to satisfy its distribution targets.

                                    Recently, some energy infrastructure
                                    companies in which the Company may invest have been organized as LLCs. Such companies are treated as MLPs for federal income tax purposes and, unless otherwise noted, the term MLP includes all entities that qualify as MLPs for federal income tax purposes regardless of their corporate form of organization. Consistent with its investment objective and policies, the Company may invest in common units or other securities of such LLCs. These common units possess characteristics similar to those of MLP common units, as discussed in more detail below. See "Investment Objectives and Principal Investment Strategies - Investment Securities - Limited Liability Company Common Units."

                                    Other Securities. Although the Company also may invest in equity and debt securities of energy infrastructure companies that are organized and/or taxed as corporations, it is likely that any such investments will be in debt securities because the dividends from equity securities of such corporations typically do not meet the Company's investment objective. The Company also may invest in securities of general partners or other affiliates of MLPs and private companies operating energy infrastructure assets.

                                    Nonfundamental Policies. The Company has adopted the following additional nonfundamental investment policies:

                                    o        The Company may invest up to 30% of
                                             its total assets in restricted
                                             securities, primarily through
                                             direct placements. Subject to this
                                             policy, the Company may invest
                                             without limitation in illiquid
                                             securities. The types of direct
                                             placements that the Company may
                                             purchase consist of MLP convertible
                                             subordinated units, MLP common
                                             units and securities of private
                                             energy infrastructure companies
                                             (i.e., non-MLPs). Investments in
                                             private companies that do not have
                                             any publicly traded shares or units
                                             outstanding are limited to 5% of
                                             total assets.

                                    o        The Company may invest up to 25% of
                                             its total assets in debt securities
                                             of energy infrastructure companies,
                                             including securities rated below
                                             investment grade (commonly referred
                                             to as "junk bonds"). Below
                                             investment grade debt securities
                                             will be rated at least B3 by
                                             Moody's and at least B- by Standard
                                             & Poor's Ratings Group ("S&P") at
                                             the time of purchase, or comparably
                                             rated by another statistical rating
                                             organization or if unrated,
                                             determined to be of comparable
                                             quality by the Adviser.

                                    o        The Company will not invest more
                                             than 10% of its total assets in any
                                             single issuer.

                                    o        The Company will not engage in
                                             short sales.


                                    The Company may change its nonfundamental investment policies without stockholder approval and will provide notice to stockholders of material changes (including notice through stockholder reports); provided, however, that a change in the policy of investing at least 90% of its total assets in energy infrastructure companies requires 60 days' prior written notice to stockholders.

                                    Unless otherwise stated, all investment
                                    restrictions apply only at the time of
                                    purchase and the Company will not be
                                    required to reduce a position due solely to market value fluctuations. The term total assets includes assets obtained through leverage for the purpose of each investment restriction. The Company may
                                    deviate temporarily from its investment
                                    policies pending investment of the leverage proceeds. Pending receipt of the leverage proceeds, the Board of Directors has approved an interim policy permitting investments in a single issuer in excess of 10% of total assets under limited circumstances (but not exceeding 12%). The interim policy will terminate upon the receipt of the leverage proceeds.


                                    Under adverse market or economic conditions or pending investment of offering or leverage proceeds, the Company may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, short-term debt securities, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other fixed income securities deemed by the Adviser to be consistent with a defensive posture, or may hold cash. The Adviser also may invest in such instruments to meet working capital needs including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions, and to facilitate the payment of expenses and settlement of trades. The yield on such securities may be lower than the returns on MLPs or yields on lower rated fixed income securities. To the extent the Company uses this strategy, it may not achieve its investment objective.

Hedging Transactions.........       The Company currently uses, and may in the
                                    future use, interest rate transactions for hedging purposes only, in an attempt to reduce the interest rate risk arising from the Company's leveraged capital structure.
                                    The Company has entered into interest rate swap transactions intended to hedge the Company's interest payment obligations under currently outstanding Tortoise Notes against material increases in interest rates through mid-July 2007. The Company's dividend payment obligations under the MMP Shares remain unhedged as of the date of this Prospectus. The Company does not intend to hedge interest rate risk of portfolio holdings. Interest rate transactions that the Company may use for hedging purposes will expose the Company to certain risks that differ from the risks associated with its portfolio holdings. See "Investment
                                    Objective and Principal Investment
                                    Strategies--Hedging Transactions" and "Risk
                                    Factors--General Risks of Investing in the Company--Hedging Risk."


Use of Leverage..............       The Company intends to issue Series C
                                    Tortoise Notes in an amount representing approximately 8.2% of total assets, which together with already outstanding Tortoise
                                    Notes and MMP Shares, will represent
                                    approximately 29.8% of its total assets. The
                                    Company intends to use leverage proceeds primarily for investment purposes. The
                                    Company also may leverage through other
                                    borrowings, including the issuance of
                                    additional series of Tortoise Notes, the issuance of additional series of MMP Shares or commercial paper. The timing and terms of any leverage transactions will be determined by the Company's Board of Directors.
                                    Throughout this Prospectus, Tortoise Notes, commercial paper or other borrowings are collectively referred to as "Borrowings."


Risks........................       The following discussion summarizes the
                                    principal risks that you should consider before investing in Tortoise
                                    Notes and the Company. For additional
                                    information about the risks associated with Tortoise Notes and the Company, see "Risk
                                    Factors."

                                    Risks of Tortoise Notes. The primary risks of investing in Tortoise Notes are as follows:

                                    Interest Rate Risk. Tortoise Notes pay
                                    interest based on short-term interest rates.
                                    If short-term interest rates rise, interest rates on the Tortoise Notes may rise so that the amount of interest payable to holders of Tortoise Notes would exceed the amount of income from the Company's portfolio securities. This might require that the Company sell portfolio securities at a time when it would otherwise not do so, which may affect adversely the Company's future earnings ability. In addition, rising market interest rates could impact negatively the value of the Company's investment portfolio, reducing the amount of assets serving as asset coverage for the Tortoise Notes.

                                    Auction Risk. You may not be able to sell your Tortoise Notes at an Auction if the Auction fails; that is, if there are more Tortoise Notes offered for sale than there are buyers for those Tortoise Notes. Also, if you place hold orders (orders to retain Tortoise Notes) at an Auction only at a specified rate, and the bid rate exceeds the rate set at the Auction, you will not retain your Tortoise Notes. Finally, if you buy Tortoise Notes or elect to retain Tortoise Notes without specifying a rate below which you would not wish to buy or continue to hold those Tortoise Notes, and the Auction sets a below- market rate, you may receive a lower rate of return on your Tortoise Notes than the market rate of interest. See "Description of Tortoise Notes" and "The Auction--Auction Procedures."


                                    Secondary Market Risk. If you try to sell your Tortoise Notes between Auctions, you may not be able to sell any or all of your Tortoise Notes, or you may not be able to sell them in the $25,000 increments in which they were purchased plus accrued and unpaid interest. If the Company has designated a Special Rate Period (a rate period other than seven (7) days for Series C Tortoise Notes), changes in interest rates could affect the price you would receive if you sold your Tortoise Notes in the secondary market. Lehman Brothers, Stifel Nicolaus and broker-dealers that maintain a secondary trading market for Tortoise Notes are not required to maintain this market and the Company has no control over the establishment or maintenance of this market. The Company is not required to redeem Tortoise Notes if an Auction or an attempted secondary market sale fails. Tortoise Notes are not listed on an exchange or automated quotation system. If you sell your Tortoise Notes to a broker-dealer between Auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last Auction.

                                    Ratings and Asset Coverage Risk. While
                                    Moody's and Fitch have assigned ratings of "Aaa" and "AAA," respectively, to Tortoise Notes, including Series C Tortoise Notes, the ratings do not eliminate or necessarily mitigate the risks of investing in Tortoise Notes. A rating may not fully or accurately reflect all of the credit and market risks associated with a security. A rating agency could downgrade Tortoise Notes, which may make your securities less liquid at an Auction or in the secondary market, though probably with higher resulting interest rates. If a rating agency downgrades the ratings assigned to Tortoise Notes, the Company may alter its portfolio or redeem Tortoise Notes. The Company may voluntarily redeem Tortoise Notes under certain circumstances. See "Description of Tortoise Notes--Redemption."



                                    Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted (or "real") value of your

                                    Tortoise Notes investment or the income from that investment will be worth less in the future. As inflation occurs, the real value of the Tortoise Notes and the interest on the Tortoise Notes declines. In an inflationary period, however, it is expected that, through the Auction process, interest rates would increase, tending to offset this risk. See "Risk Factors--Risks of Investing in Tortoise Notes--Inflation Risk."

                                    Company Risks. The Company's net asset
                                    value, its ability to pay interest and
                                    principal on Tortoise Notes, and its ability to meet asset coverage requirements depends on the performance of the Company's investment portfolio. The performance of the Company's investment portfolio is subject to a number of risks, including the following:

                                    Concentration Risk. The Company intends to concentrate its investments in the energy infrastructure sector, with an emphasis on securities issued by MLPs. The primary risks inherent in the energy infrastructure sector include the following: (1) the performance and level of distributions of MLPs can be affected by direct and indirect commodity price exposure, (2) a decrease in market demand for natural gas or other energy commodities could adversely affect MLP revenues or cash flows, (3) energy infrastructure assets deplete over time and must be replaced, and (4) a rising interest rate environment could increase an MLP's cost of capital.

                                    Nondiversification Risk. The Company is a nondiversified investment company under the 1940 Act, and it is not a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). Accordingly, there are no limits under the 1940 Act or Internal Revenue Code with respect to the number or size of issuers held by the Company.

                                    Liquidity Risk. Certain MLP securities may trade less frequently than those of other companies due to their smaller capitalizations. Investment in securities that are less actively traded or over time experience decreased trading volume may be difficult to dispose of when the Company believes it is desirable to do so, may restrict the ability of the Company to take advantage of other opportunities, and may be more difficult to value.

                                    Valuation Risk. The Company may invest up to 30% of total assets in restricted securities, which are subject to restrictions on resale. The value of such investments ordinarily will be determined based on fair valuations determined by the Adviser pursuant to procedures adopted by the Board of Directors. Restrictions on resale or the absence of a liquid secondary market may affect adversely the ability of the Company to determine net asset value. The sale price of securities that are restricted or otherwise not readily marketable may be higher or lower than the Company's most recent valuations.

                                    Leverage Risk. Subject to limits imposed by the 1940 Act and the Rating Agency Guidelines, the Company may increase its leverage above the amount estimated after issuance of the Series C Tortoise Notes. The Company intends to use leverage primarily for investment purposes. The Company's use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

                                    See "Risk Factors--General Risks of
                                    Investing in the Company" for a more
                                    detailed discussion of these risks and other risks of investing in the Company.

Federal Income Tax Matters...       Holders of Tortoise Notes will receive
                                    interest payments from the Company and will not receive any distributions to which holders of common stock or preferred stock of the Company are entitled. Interest payments generally will be taxed as ordinary income for federal income tax purposes and will not be eligible for the reduced rates of taxation available for "qualified dividend income." See "Federal Income Tax
                                    Matters."

Tax Status of the Company....       Unlike most investment companies, the
                                    Company has not elected to be treated as a regulated investment company under the
                                    Internal Revenue Code. Therefore, the
                                    Company is obligated to pay federal and
                                    applicable state corporate taxes on its
                                    taxable income. On the other hand, the
                                    Company is not subject to the
                                    diversification rules applicable to
                                    regulated investment companies. Under
                                    current federal income tax law, the
                                    diversification rules limit the amount that regulated investment companies may invest directly in MLPs to 25% of the value of their total assets. In addition, unlike regulated investment companies, the Company is not effectively required by the Internal
                                    Revenue Code to distribute substantially all of its income and capital gains.


Trading Market...............       Tortoise Notes are not listed on an exchange
                                    or automated quotation system. Instead, you may buy or sell Series C Tortoise Notes at an Auction that normally is held every seven
                                    (7) days by submitting orders to a
                                    broker-dealer that has entered into an
                                    agreement with the

                                    Auction Agent and the Company (a
                                    "Broker-Dealer"), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the Auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in Tortoise Notes outside of Auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will provide Tortoise Note holders with liquidity. You may transfer Tortoise Notes outside of Auctions only to or through a Broker-Dealer, or a broker-dealer that has entered into a separate agreement with a Broker-Dealer or to the Company or any of its affiliates, in certain cases.


Trustee and Auction Agent....       BNY Midwest Trust Company serves as the
                                    Trustee under the Indenture and The Bank of New York will serve as the Auction Agent under the Auction Agency Agreement.

                              FINANCIAL HIGHLIGHTS


         Information contained in the table below under the headings "Common Stock Per Share Data" and "Supplemental Data and Ratios" shows the audited operating performance of the Company's common stock from commencement of the Company's investment operations on February 27, 2004 through the end of its fiscal year on November 30, 2004, and the unaudited operating performance of the Company from December 1, 2004 through January 31, 2005. Except when noted, the information in this table is derived from the Company's financial statements audited by Report of Ernst & Young LLP, whose report is contained in the Statement of Additional Information and is available from the Company. The table covers approximately eleven (11) months of operations. Accordingly, the information presented may not provide a meaningful picture of the Company's operating performance.

                                                                   PERIOD FROM                  PERIOD FROM
                                                                 DECEMBER 1, 2004          FEBRUARY 27, 2004(1)
                                                               THROUGH JANUARY 31,         THROUGH NOVEMBER 30,
                                                                 2005 (UNAUDITED)                  2004
                                                            -------------------------     ------------------------
PER COMMON SHARE DATA(2)
   Net Asset Value, beginning of period................              $  26.53                    $     --

      Public offering price............................                    --                       25.00
      Underwriting discounts and offering costs on
        initial public offering........................                    --                       (1.17)
      Underwriting discounts and offering costs on
        issuance of preferred stock....................                    --                       (0.06)
      Underwriting discounts and offering costs on
        secondary offering(3)..........................                 (0.14)                         --
   Income (loss) from Investment Operations:
      Net investment loss..............................                 (0.01)                      (0.03)
      Net realized and unrealized gain on investments..                  2.19                        3.77
                                                                     --------                    --------
        Total increase from investment operations......                  2.18                        3.74
                                                                     --------                    --------
   Less Dividends to Preferred Stockholders:
      Net investment income............................                    --                          --
      Return of capital................................                 (0.01)                      (0.01)
                                                                     --------                    --------
        Total dividends to preferred stockholders......                 (0.01)                      (0.01)
                                                                     --------                    --------
   Less Dividends to Common Stockholders:
      Net investment income............................                    --                          --
      Return of capital................................                    --                       (0.97)
                                                                     --------                        ----
        Total dividends to common stockholders.........                    --                       (0.97)
                                                                     --------                    --------
   Net Asset Value, end of period......................              $  28.56                    $  26.53
                                                                     ========                    ========
   Per common share market value, end of period........              $  28.44                    $  27.06
   Total Investment Return Based on Market Value(4)....                  5.10%                      12.51%

                                                                   PERIOD FROM                  PERIOD FROM
                                                                 DECEMBER 1, 2004          FEBRUARY 27, 2004(1)
                                                               THROUGH JANUARY 31,         THROUGH NOVEMBER 30,
                                                                 2005 (UNAUDITED)                  2004
                                                            -------------------------     ------------------------

SUPPLEMENTAL DATA AND RATIOS
   Net assets applicable to common stockholders, end
      of period (000's)................................              $421,149                    $336,553
   Ratio of expenses to average net assets before
      waiver:(5)(6)....................................                  2.38%                       2.01%
   Ratio of expenses to average net assets after
      waiver:(5)(6)....................................                  2.06%                       1.73%
   Ratio of expenses, without regard to non-recurring
      organizational expenses, to average net assets
      before waiver:(5)(6).............................                  2.38%                       1.90%
   Ratio of expenses, without regard to non-recurring
      organizational expenses, to average net assets
      after waiver:(5)(6)..............................                  2.06%                       1.62%
   Ratio of net investment loss to average net assets
      before waiver:(5)(6).............................                 (0.96)%                     (0.45)%
   Ratio of net investment loss to average net assets
      after waiver:(5)(6)..............................                 (0.64)%                     (0.17)%
   Portfolio turnover rate.............................                  1.89%                       1.39%
   Tortoise Auction Rate Senior Notes, end of period
      (000's)..........................................              $110,000                    $110,000
   Tortoise Preferred Stock, end of period (000's).....              $ 35,000                    $ 35,000
   Per common share amount of borrowings outstanding
      at end of period.................................              $   7.46                    $   8.67
   Per common share amount of net assets, excluding
      borrowings, at end of period.....................              $  36.02                    $  35.21
   Asset coverage, per $1,000 of principal amount of
      auction rate senior notes
      Series A.........................................              $  5,147                    $  4,378
      Series B.........................................              $  5,147                    $  4,378
   Asset coverage, per $25,000 liquidation value per
      share of preferred stock.........................              $325,821                    $265,395
   Asset coverage ratio of auction rate senior notes(7)                   515%                        438%

--------------
(1)      Commencement of Operations.
(2) Information presented relates to a share of common stock outstanding for the entire period.
(3) The public offering price, per common share, for the secondary offering was $27.35, which represented the Company's market price per common share on December 14, 2004.
(4) Not Annualized. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Company's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(5)      Annualized.
(6) The expense ratios and net investment ratios do not reflect the effect of dividend payments to preferred stockholders.
(7) Represents value of total assets less all liabilities and indebtedness not represented by Auction rate senior notes at the end of the period divided by auction rate senior notes outstanding at the end of the period.

         The following table sets forth information about the Company's outstanding senior securities as of January 31, 2005:


                                                                         ASSET COVERAGE
                            TOTAL PRINCIPAL                                 PER SHARE             AVERAGE FAIR
                           AMOUNT/LIQUIDATION       ASSET COVERAGE           ($25,000          VALUE PER $25,000
                               PREFERENCE           PER $1,000 OF          LIQUIDATION          DENOMINATION OR
   TITLE OF SECURITY          OUTSTANDING          PRINCIPAL AMOUNT        PREFERENCE)         PER SHARE AMOUNT*
   -----------------       ------------------      ----------------      ---------------       ------------------
Tortoise Notes:
   Series A.........            $60,000,000             $5,147                                       $25,000
   Series B.........            $50,000,000             $5,147                                       $25,000
Money Market
   Cumulative
   Preferred Shares
   (1,400 MMP
   shares)..........            $35,000,000                                   $325,821               $25,000


------------------

* Fair value of the Series A and Series B Tortoise Notes and MMP Shares approximates the principal amount and liquidation preference, respectively, because interest and dividend rates payable on the Series A and Series B Tortoise Notes and MMP Shares are determined at auctions and fluctuate with changes in interest rates.

                                 USE OF PROCEEDS


         As of January 31, 2005, the Company had invested 94.8% of its total investment portfolio in securities of energy infrastructure companies. The net proceeds of the offering of Series C Tortoise Notes will be approximately $54,000,000 after payment of the underwriting discounts and commissions and estimated offering costs. The Company anticipates that it will be able to invest the net proceeds of this offering in securities of energy infrastructure companies that meet the Company's investment objective and policies within approximately three months after the completion of the offering. Because of the investment opportunities presented by restricted MLP securities and the limited trading volume of certain publicly traded MLP securities the Company often relies on direct placements to acquire portfolio securities. To the extent direct placement opportunities are not available, the Company would have to acquire such securities in the open market, which would take longer than the three-month period following this offering. Pending investment in securities that meet the Company's investment objective, it is anticipated that the proceeds will be invested in securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations.

                                 CAPITALIZATION

         The following table sets forth the capitalization of the Company as of January 31, 2005, and as adjusted to give effect to the issuance of the Series C Tortoise Notes offered hereby. As indicated below, common stockholders will bear the offering costs associated with this offering.


                                                                                     ACTUAL           AS ADJUSTED
                                                                                  ------------      ---------------


                                                                                           (UNAUDITED)
LONG-TERM DEBT:
   Tortoise Notes, denominations of $25,000 or any multiple thereof*.....         $110,000,000       $165,000,000

PREFERRED STOCK OUTSTANDING:
   MMP Shares, $.001 par value per share, $25,000 stated value per share
      at liquidation; 10,000,000 shares authorized/1,400 shares issued*..           35,000,000         35,000,000

COMMON STOCKHOLDERS' EQUITY:
   Common Stock, $.001 par value per share; 100,000,000 shares authorized; 14,744,095 shares outstanding and 14,744,095 shares
      outstanding as adjusted, respectively*.............................               14,744             14,744
   Additional paid-in capital............................................          343,142,140        343,142,140**
   Accumulated net investment loss, net of deferred tax benefit..........             (488,889)          (488,889)
   Accumulated realized gain from investments, net of deferred tax
      expense............................................................              454,264            454,264
   Net unrealized gain on investments....................................           78,026,809         78,026,809
                                                                                  ------------       ------------
   Net assets applicable to common stock.................................         $421,149,068       $421,149,068
                                                                                  ============       ============


------------------

* None of these outstanding shares/notes are held by or for the account of the Company.
** Underwriting discounts and commissions and estimated offering costs of the Series C Tortoise Notes will be capitalized and amortized over the life of the Series C Tortoise Notes.

                                   THE COMPANY


         The Company is a nondiversified, closed-end management investment company registered under the 1940 Act that commenced operations on February 27, 2004. The Company was organized as a Maryland corporation on October 30, 2003, pursuant to a charter (the "Charter") governed by the laws of the State of Maryland. On February 27, 2004, the Company issued an aggregate of 11,000,000 shares of common stock, par value $0.001 per share, in an initial public offering. On March 23, 2004 and April 8, 2004, the Company issued an additional 1,100,000 shares of common stock and 500,000 shares of common stock, respectively, in connection with partial exercises by the underwriters of their over-allotment option. On December 22, 2004, the Company issued an additional 1,755,027 shares of common stock in a registered offering to the public. On January 25, 2005, the Company issued 263,254 additional shares of common stock pursuant to the exercise by the underwriters of their over-allotment option. As of January 31, 2005 the Company had net assets of $421,149,068 attributable to the Company's common stock. The Company's common stock is listed on the NYSE under the symbol "TYG." The Company's principal office is located at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210 and its telephone number is (913) 981-1020.


         The following provides information about the Company's outstanding securities as of January 31, 2005:



                                                                                       AMOUNT
                                                                                    HELD BY THE
                                                                                     COMPANY OR
                                                                       AMOUNT            FOR            AMOUNT
                         TITLE OF CLASS                              AUTHORIZED      ITS ACCOUNT      OUTSTANDING
                         --------------                              ----------     ------------      -----------
Tortoise Notes................................................
   Series A...................................................      $ 60,000,000          0           $60,000,000
   Series B...................................................      $ 50,000,000          0           $50,000,000
Preferred Stock (MMP Shares)..................................        10,000,000          0                 1,400
Common Stock..................................................       100,000,000          0            14,744,095

            INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE


         The Company's investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. For purposes of the Company's investment objective, total return includes capital appreciation of, and all distributions received from, securities in which the Company invests regardless of the tax character of the distributions. The Company seeks to provide its stockholders with an efficient vehicle to invest in a portfolio of MLPs. Similar to the federal income tax characterization of cash distributions made by MLPs to its unit holders, the Company believes that its common stockholders will have relatively high levels of the deferred taxable income associated with cash distributions made by the Company to stockholders.


ENERGY INFRASTRUCTURE INDUSTRY

         The Company concentrates its investments in the energy infrastructure sector. The Company pursues its objective by investing principally in a portfolio of equity securities issued by MLPs. MLP common units historically have generated higher average total returns than domestic common stock (as measured by the S&P 500) and fixed income securities. A more detailed description of investment policies and restrictions and more detailed information about portfolio investments are contained in the Statement of Additional Information.

         Energy Infrastructure Companies. For purposes of the Company's policy of investing 90% of total assets in securities of energy infrastructure companies, an energy infrastructure company is one that derives each year at least 50% of its revenues from "Qualifying Income" under Section 7704 of the Internal Revenue Code or one that derives at least 50% of its revenues from the provision of services directly related to the generation of Qualifying Income. Qualifying Income is defined as including any income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil or products thereof), or the marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber).

         Energy infrastructure companies (other than most pipeline MLPs) do not operate as "public utilities" or "local distribution companies," and therefore are not subject to rate regulation by state or federal utility commissions. However, energy infrastructure companies may be subject to greater competitive factors than utility companies, including competitive pricing in the absence of regulated tariff rates, which could cause a reduction in revenue and which could adversely affect profitability. Most pipeline MLPs are subject to government regulation concerning the construction, pricing and operation of pipelines. Pipeline MLPs are able to set prices (rates or tariffs) to cover operating costs, depreciation and taxes, and provide a return on investment. These rates are monitored by the Federal Energy Regulatory Commission (FERC) which seeks to ensure that consumers receive adequate and reliable supplies of energy at the lowest possible price while providing energy suppliers and transporters a just and reasonable return on capital investment and the opportunity to adjust to changing market conditions.

         Master Limited Partnerships. Under normal circumstances, the Company invests at least 70% of its total assets in equity securities of MLPs that each year derive at least 90% of their gross income from Qualifying Income and are organized as partnerships, thereby eliminating federal income tax at the entity level. An MLP generally has two classes of partners, the general partner, and the limited partners. The general partner is usually a major energy company, investment fund or the direct management of the MLP. The general partner normally controls the MLP through a 2% equity interest plus units that are subordinated to the common (publicly traded) units for at least the first five years of the partnership's existence and then only converting to common if certain financial tests are met.

         As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. The general partner's incentive compensation typically increases up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

         Energy infrastructure MLPs in which the Company invests generally can be classified in the following categories:

                  Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Revenue is derived from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, pipeline MLPs do not have direct commodity price exposure because they do not own the product being shipped.

                  Processing MLPs are gatherers and processors of natural gas, as well as providers of transportation, fractionation and storage of natural gas liquids ("NGLs"). Revenue is derived from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.

                  Propane MLPs are distributors of propane to homeowners for space and water heating. Revenue is derived from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70% of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.

                  Coal MLPs own, lease and manage coal reserves. Revenue is derived from production and sale of coal, or from royalty payments related to leases to coal producers. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand. Coal MLPs are subject to operating and production risks, such as: the MLP or a lessee meeting necessary production volumes; federal, state and local laws and regulations which may limit the ability to produce coal; the MLP's ability to manage production costs and pay mining reclamation costs; and the effect on demand that the Clean Air Act standards have on coal-end users.

         Although the Company also may invest in equity and debt securities of energy infrastructure companies that are organized and/or taxed as corporations, it is likely that any such investments will be in debt securities because the equity dividends from such corporations typically do not meet the Company's investment objective. The Company also may invest in securities of general partners or other affiliates of MLPs and private companies operating energy infrastructure assets.

INVESTMENT PROCESS

         Under normal circumstances, the Company invests at least 90% of its total assets (including assets obtained through leverage) in securities of energy infrastructure companies. The Adviser seeks to invest in securities that offer a combination of quality, growth and yield intended to result in superior total returns over the long run. The Adviser's securities selection process includes a comparison of quantitative, qualitative, and relative value factors. Although the Adviser uses research provided by broker-dealers and investment firms, primary emphasis is placed on proprietary analysis and valuation models conducted and maintained by the Adviser's in-house investment analysts. To determine whether a company meets its criteria, the Adviser generally looks for a strong record of distribution growth, a solid ratio of debt to equity and coverage ratio with respect to distributions to unit holders, and a proven track record, incentive structure and management team. All of the public energy infrastructure companies in which the Company invests have a market capitalization greater than $100 million.

INVESTMENT POLICIES

         The Company seeks to achieve its investment objective by investing primarily in securities of MLPs that the Adviser believes offer attractive distribution rates and capital appreciation potential. The Company also may invest in other securities set forth below if the Adviser expects to achieve the Company's objective with such investments.

         The Company's policy of investing at least 90% of its total assets (including assets obtained through leverage) in securities of energy infrastructure companies is nonfundamental and may be changed by the Board of Directors without stockholder approval, provided that stockholders receive at least 60 days' prior written notice of any change.

         The Company has adopted the following additional nonfundamental policies:

         o Under normal circumstances, the Company invests at least 70% and up to 100% of its total assets in equity securities issued by MLPs. Equity securities currently consist of common units, convertible subordinated units, and pay-in-kind units.

         o The Company may invest up to 30% of its total assets in restricted securities, primarily through direct placements. Subject to this policy, the Company may invest without limitation in illiquid securities. The types of restricted securities that the Company may purchase include MLP convertible subordinated units, unregistered MLP common units and securities of private companies (i.e., non-MLPs). Investments in private companies that do not have any publicly traded shares or units are limited to 5% of total assets.

         o The Company may invest up to 25% of its total assets in debt securities of energy infrastructure companies, including certain securities rated below investment grade ("junk bonds"). Below investment grade debt securities will be rated at least B3 by Moody's and at least B- by S&P at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by the Adviser.

         o The Company will not invest more than 10% of its total assets in any single issuer.

         o        The Company will not engage in short sales.



         Unless otherwise stated, all investment restrictions apply at the time of purchase and the Company will not be required to reduce a position due solely to market value fluctuations. The Company may deviate temporarily from its investment policies pending investment of the leverage proceeds.

Pending receipt of the leverage proceeds, the Board of Directors has approved an interim policy permitting investments in a single issuer in excess of 10% of total assets under limited circumstances (but not exceeding 12%). The interim policy will terminate upon the receipt of the leverage proceeds.


INVESTMENT SECURITIES

         The types of securities in which the Company may invest include, but are not limited to, the following:


         Equity Securities of MLPs. Consistent with its investment objective, the Company may invest up to 100% of total assets in equity securities issued by energy infrastructure MLPs, including common units, convertible subordinated units, I-Shares and common units of LLCs. The table below summarizes the features of these securities, and a further discussion of these securities follows.

                                                                   CONVERTIBLE
                                        COMMON UNITS           SUBORDINATED UNITS
                                      (FOR MLPs TAXED            (FOR MLPs TAXED
                                      AS PARTNERSHIPS)(1)        AS PARTNERSHIPS)                I-SHARES
                                      ----------------          ------------------                --------
VOTING RIGHTS..............     Limited to certain            Same as common units         No direct MLP voting rights
                                significant decisions; no
                                annual election of
                                directors


DIVIDEND PRIORITY..........     First right to minimum        Second right to MQD; no      Equal in amount and
                                quarterly distribution        arrearage rights             priority to common units
                                ("MQD") specified in                                       but paid in additional
                                Partnership Agreement;                                     I-Shares at current market
                                arrearage rights                                           value of I-Shares

DIVIDEND RATE..............     Minimum set in Partnership    Equal in amount to common    Equal in amount to common units
                                Agreement; participate pro    units; participate pro
                                rata with subordinated        rata with common units
                                units after both MQDs are     above the MQD
                                met

TRADING....................     Listed on NYSE, AMEX or       Not publicly traded          Listed on NYSE
                                NASDAQ National Market

FEDERAL INCOME
TAX TREATMENT..............     Ordinary income to the        Same as common units         Full distribution treated
                                extent of taxable income                                   as return of capital;
                                allocated to holder;                                       since distribution is in
                                tax-free return of capital                                 shares, total basis is not
                                thereafter to extent of                                    reduced
                                holder's basis; remainder
                                as capital gain

TYPE OF INVESTOR...........     Retail; creates unrelated     Same as common units         Institutional; does not
                                business taxable income                                    create unrelated business
                                for tax-exempt investor;                                   taxable income; qualifying
                                investment by regulated                                    income for regulated
                                investment companies                                       investment companies
                                limited to 25% of assets

                                Intended to receive return    Second right to return of    Same as common units
LIQUIDITY PRIORITY.........     of all capital first          capital; pro rata with       (indirect right through
                                                              common units thereafter      I-share issuer)

CONVERSION RIGHTS..........     None                          One-to-one ratio into        None
                                                              common units


------------------
(1) Recently, some energy infrastructure companies in which the Company may invest have been organized as limited liability companies ("LLCs"). Such companies are treated as MLPs for federal income tax purposes. Common units of LLCs have similar characteristics as those of MLP common units, except that LLC common units typically have voting rights with respect to the LLC and LLC common units held by management are not entitled to increased percentages of cash distributions as increaed levels of cash distributions are received by the LLC. The characteristics of LLCs and their common units are more fully discussed below.




         MLP Common Units. MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company's success through distributions and/or capital appreciation. Unlike stockholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a MQD prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP common unit holders have first right to the partnership's remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter.

         Limited Liability Company Common Units. Recently, some energy infrastructure companies in which the Company may invest have been organized as limited liability companies ("LLCs"). Such LLCs are treated as MLPs for federal income tax purposes. Consistent with its investment objective and policies, the Company may invest in common units or other securities of such LLCs. LLC common units represent an equity ownership interest in an LLC, entitling the holder to a share of the LLC's success through distributions and/or capital appreciation. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. LLC common unit holders generally have first rights to a MQD prior to distributions to subordinated unit holders and typically have arrearage rights if the MQD is not met. In the event of liquidation, LLC common unit holders have first rights to the LLC's remaining assets after bond holders, other debt holders and preferred unit holders, if any, have been paid in full. LLC common units may trade on a national securities exchange or over-the-counter.

         In contrast to MLPs, LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights.


         MLP Convertible Subordinated Units. MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. The Company expects to purchase convertible subordinated units in direct placements from such persons. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified MQD, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights to MLP common units.


         MLP I-Shares. I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that owns an interest in and manages the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer's assets consist exclusively of MLP I-units. Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation for federal income tax purposes, however, the MLP does not allocate income or loss to the I-

Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations.


         Debt Securities. The Company may invest up to 25% of its assets in debt securities of energy infrastructure companies, including securities rated below investment grade. The Company's debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. To the extent that the Company invests in below investment grade debt securities, such securities will be rated, at the time of investment, at least B- by S&P or B3 by Moody's or a comparable rating by at least one other rating agency or, if unrated, determined by the Adviser to be of comparable quality. If a security satisfies the Company's minimum rating criteria at the time of purchase and subsequently is downgraded below such rating, the Company will not be required to dispose of such security. If a downgrade occurs, the Adviser will consider what action, including the sale of such security, is in the best interest of the Company and its stockholders.

         Because the risk of default is higher for below investment grade securities than investment grade securities, the Adviser's research and credit analysis is an especially important part of managing securities of this type. The Adviser attempts to identify those issuers of below investment grade securities whose financial condition the Adviser believes are adequate to meet future obligations or have improved or are expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer. Restricted Securities. The Company may invest up to 30% of its total assets in restricted securities, primarily through direct placements. An issuer may be willing to offer the purchaser more attractive features with respect to securities issued in direct placements because it has avoided the expense and delay involved in a public offering of securities. Adverse conditions in the public securities markets also may preclude a public offering of securities. MLP convertible subordinated units typically are purchased from affiliates of the issuer or other existing holders of convertible units rather than directly from the issuer.

         Restricted securities obtained by means of direct placements are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. This lack of liquidity creates special risks for the Company. However, the Company could sell such securities in privately negotiated transactions with a limited number of purchasers or in public offerings under the Securities Act of 1933, as amended (the "1933 Act"). MLP convertible subordinated units also convert to publicly traded common units upon the passage of time and/or satisfaction of certain financial tests.

         Defensive and Temporary Investments. Under adverse market or economic conditions or pending investment of offering or leverage proceeds, the Company may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, short-term debt securities, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other fixed income securities deemed by the Adviser to be consistent with a defensive posture, or may hold cash. The Adviser also may invest in such instruments to meet working capital needs including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions, and to facilitate the payments of expenses and settlement of trades. The yield on such securities may be lower than the returns on MLPs or yields on lower rated fixed income securities. To the extent the Company uses this strategy, it may not achieve its investment objective.

USE OF LEVERAGE


         The Company may borrow money, issue preferred stock, or issue other senior securities to the extent permitted by the 1940 Act. These practices are known as leverage. The Company has outstanding Tortoise Notes (not including the Series C Tortoise Notes) and MMP Shares in an aggregate principal amount and liquidation preference, respectively, representing 23.5% of total assets as of January 31, 2005. The Company intends to issue Series C Tortoise Notes in an aggregate principal amount representing approximately 8.2% of the Company's total assets (including the proceeds of the Series C Tortoise Notes). The Company employs financial leverage for investment purposes when the Adviser believes that such use of proceeds will enhance the Company's ability to achieve its investment objective. The timing and terms of any leverage transactions will be determined by the Company's Board of Directors. The principal, although not exclusive, factor used in making this determination is whether the potential return is likely to exceed the cost of leverage. Before issuing additional Tortoise Notes or MMP Shares, the Company must receive confirmation from the Rating Agencies that the proposed issuance will not adversely affect such Agency's then current rating of Tortoise Notes or MMP Shares. The Company also may borrow up to an additional 5% of its total assets (not including the amount so borrowed) for temporary purposes, including the settlement and clearance of securities transactions, which otherwise might require untimely dispositions of portfolio holdings. The amount of outstanding financial leverage may vary with prevailing market or economic conditions. Leverage entails special risks. See "Risk Factors--General Risks of Investing in the Company--Leverage Risk." The management fee paid to the Adviser will be calculated on the basis of the Company's Managed Assets (which includes the proceeds of any financial leverage), so the fee will be higher when leverage is used.


         The Company reserves the right at any time, if it believes that market conditions are appropriate, to increase its level of debt or to issue other senior securities in order to maintain or increase the Company's current level of leverage to the extent permitted by the 1940 Act and existing agreements between the Company and third parties.

HEDGING TRANSACTIONS

         In an attempt to reduce the interest rate risk arising from the Company's leveraged capital structure, the Company may, from time to time, enter into interest rate transactions such as swaps, caps and floors. The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Company would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Company a variable rate payment that is intended to approximate the Company's variable rate payment obligation on any variable rate borrowings. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, the Company would pay a premium to the counterparty up to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. In an interest rate floor, the Company would be entitled to receive, to the extent that a specified index falls below a predetermined interest rate, payments of interest on a notional principal amount from the party selling the interest rate floor. The Company has entered into interest rate swap transactions intended to hedge against the Company's interest payment obligations under the outstanding Tortoise Notes against material increases in interest rates through mid-July 2007. The Company's dividend payment obligations under the MMP Shares remain unhedged as of the date of this Prospectus. Depending on the state of interest rates in general, the Company's use of interest rate transactions could affect the Company's ability to make required interest payments on the Tortoise Notes. To the extent there is a decline in interest rates, the value of the interest rate transactions could decline. If the counterparty to an interest rate transaction defaults, the Company would not be able to use the anticipated net receipts under the interest rate transaction to offset the Company's cost of financial leverage.

CONFLICTS OF INTEREST

         Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which the Company has no interest. The Adviser or its affiliates may have financial incentives to favor certain of such accounts over the Company. Any of their proprietary accounts and other customer accounts may compete with the Company for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for the Company which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers, even though their investment objectives may be the same as, or similar to, those of the Company.


         The Adviser also serves as investment adviser to Tortoise North American Energy Corporation ("TYN") and Tortoise MLP Investment Corporation ("TMLP"), each recently organized, nondiversified, closed-end investment management companies. Once TYN commences operations, it intends to invest primarily in publicly traded Canadian royalty trusts and income trusts and publicly traded MLPs. Once TMLP commences operations, it intends to invest primarily in publicly traded MLPs. To the extent certain MLP securities or other energy infrastructure company securities meet the investment objectives of the companies, the Company may compete with TYN and TMLP for the same investment opportunities.


         The Adviser will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to the Company and relevant accounts under management in the context of any particular investment opportunity, the investment activities of the Company, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, the fees and expenses of the Company will differ from those of the other managed accounts. Accordingly, stockholders should be aware that the future performance of the Company and other accounts of the Adviser may vary.

         Situations may occur when the Company could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for its other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Company or the other accounts, thereby limiting the size of the Company's position; or (2) the difficulty of liquidating an investment for the Company or the other accounts where the market cannot absorb the sale of the combined position. The Company's investment opportunities may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.


         Under the 1940 Act, the Company and its affiliates may be precluded from co-investing in negotiated private placements of securities. The Company and the Adviser have applied to the SEC for exemptive relief to permit the Company and its affiliates to make such investments. There is no assurance that the requested relief will be granted by SEC. Unless and until the Company and the Adviser obtain an exemptive order, the Company will not co-invest with its affiliates in negotiated private placement transactions. Until the Company and the Adviser receive exemptive relief, the Advisor will observe a policy for allocating negotiated private placement opportunities among its clients that takes into account the amount of each client's available cash and its investment objectives.

         The Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Company. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Adviser that are the same as, different from, or made at a different time than positions taken for the Company.

PORTFOLIO TURNOVER


         The Company's annual portfolio turnover rate may vary greatly from year to year. Although the Company cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. From the commencement of operations through November 30, 2004, the Company's actual portfolio turnover rate was 1.39%. For the period beginning December 1, 2004 through January 31, 2005, the portfolio turnover rate was 1.89%. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Company. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Company. High portfolio turnover may result in the Company's recognition of gains that will increase the Company's tax liability and thereby lower the amount of after-tax cash available for the payment of interest on the Tortoise Notes.


                                  RISK FACTORS

         Risk is inherent in all investing. Investing in any investment company security, like the Tortoise Notes, involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in Tortoise Notes.

RISKS OF INVESTING IN TORTOISE NOTES

         Unsecured Investment. The Tortoise Notes represent an unsecured obligation of the Company to pay interest and principal, when due. The Company cannot assure you that it will have sufficient funds or that it will be able to arrange for additional financing to pay interest on the Tortoise Notes when due or to repay the Tortoise Notes at the Stated Maturity. The Company's failure to pay interest on the Tortoise Notes when due or to repay the Tortoise Notes upon the Stated Maturity would, subject to the cure provisions under the Indenture, constitute an event of default under the Indenture and could cause a default under other agreements that the Company may enter into from time to time. There is no sinking fund with respect to the Tortoise Notes, and at the Stated Maturity, the entire outstanding principal amount of the Tortoise Notes will become due and payable. See "Description of Tortoise Notes--Events of Default and Acceleration of Maturity; Remedies."

         Interest Rate Risk. Tortoise Notes pay interest based on short-term interest rates. If short-term interest rates rise, interest rates on the Tortoise Notes may rise so that the amount of interest payable to holders of Tortoise Notes would exceed the amount of income from the Company's portfolio securities. This might require that the Company sell portfolio securities at a time when it otherwise would not do so, which may affect adversely the Company's future earnings ability. While the Company intends to manage this risk through interest rate transactions, there is no guarantee these strategies will be implemented or will be successful in reducing or eliminating interest rate risk. In addition, rising market interest rates could impact negatively the value of the Company's investment portfolio, reducing the amount of assets serving as asset coverage for the Tortoise Notes.

         Auction Risk. You may not be able to sell your Tortoise Notes at an Auction if the Auction fails; that is, if there are more Tortoise Notes offered for sale than there are buyers for those Tortoise Notes. Also, if you place hold orders (orders to retain Tortoise Notes) at an Auction only at a specified rate, and that bid rate exceeds the rate set at the Auction, you will not retain your Tortoise Notes. Finally, if you buy Tortoise Notes or elect to retain Tortoise Notes without specifying a rate below which you would not wish to buy or continue to hold those Tortoise Notes, and the Auction sets a below-market rate, you may receive a lower rate of return on your Tortoise Notes than the market rate. See "Description of Tortoise Notes" and "The Auction--Auction Procedures."


         Secondary Market Risk. If you try to sell your Tortoise Notes between Auctions, you may not be able to sell any or all of your Tortoise Notes, or you may not be able to sell them in the $25,000 increments for which they were purchased or $25,000 increments for which they were purchased plus accrued and unpaid interest. If the Company has designated a Special Rate Period (a rate period other than seven (7) days for Series C Tortoise Notes, changes in interest rates could affect the price you would receive if you sold your Tortoise Notes in the secondary market. Lehman Brothers, Stifel Nicolaus and broker-dealers that maintain a secondary trading market for Tortoise Notes are not required to maintain this market and the Company has no control over the establishment or maintenance of this market. The Company is not required to redeem Tortoise Notes if an Auction or an attempted secondary market sale fails. Tortoise Notes are not listed on an exchange or automated quotation system. If you sell your Tortoise Notes to a broker-dealer between Auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last Auction.

         Ratings and Asset Coverage Risk. While Moody's and Fitch have assigned ratings of Aaa and AAA, respectively, to the Series C Tortoise Notes, the ratings do not eliminate or necessarily mitigate the risks of investing in Tortoise Notes. A rating agency could downgrade Tortoise Notes, which may make your securities less liquid at an Auction or in the secondary market, though probably with higher resulting interest rates. If a rating agency downgrades the ratings assigned to Tortoise Notes, the Company may alter its portfolio or redeem Tortoise Notes. The Company may voluntarily redeem Tortoise Notes under certain circumstances. See "Rating Agency Guidelines" for a description of the asset maintenance tests and other requirements the Company must meet.


         Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted (or "real") value of your Tortoise Notes investment or the income from that investment will be worth less in the future. As inflation occurs, the real value of the Tortoise Notes and interest declines. In an inflationary period, however, it is expected that, through the Auction process, Tortoise Notes interest rates would increase, tending to offset this risk.

         Decline in Net Asset Value Risk. A material decline in the Company's net asset value may impair the Company's ability to maintain required levels of asset coverage for Tortoise Notes. For a description of risks affecting the Company, please see "--General Risks of Investing in the Company" below.

GENERAL RISKS OF INVESTING IN THE COMPANY

         Limited Operating History. The Company is a nondiversified, closed-end management investment company that commenced operations in February 2004. There is no assurance that the Company will continue to meet its investment objective.


         Delay in Use of Proceeds. Although the Company currently intends to invest the proceeds of Series C Tortoise Notes within approximately three months following the closing of this offering, such investments may be delayed if suitable investments are unavailable at the time or for other reasons. Because of the investment opportunities presented by restricted MLP securities and the limited trading volume of certain publicly traded MLP securities, the Company often acquires portfolio securities through direct placements. To the extent direct placement opportunities are not available, the Company would have to acquire such securities in the open market, which could take longer than the three-month period following this offering. Due to the trading market and trading volumes for MLPs, it may take the Company some time to accumulate positions in certain securities. Because the market for the MLP securities may, at times, be less liquid than the market for many other securities, the Company may be unable to obtain such securities within the time, and in the amount, it currently anticipates. As a result, the proceeds from this offering may be invested in cash, cash equivalents, high-quality debt instruments, or other securities pending investment in MLPs or securities of energy infrastructure companies. A delay in the anticipated use of proceeds could lower returns and reduce the amount of cash available to make interest payments on the Tortoise Notes.


         Energy Infrastructure Sector. Under normal circumstances, the Company concentrates its investments in the energy infrastructure sector, with an emphasis on securities issued by MLPs. Certain risks inherent in the energy infrastructure business of these types of MLPs include the following:

         o Processing and coal MLPs may be directly affected by energy commodity prices. The volatility of commodity prices can indirectly affect certain other MLPs due to the impact of prices on volume of commodities transported, processed, stored or distributed. Pipeline MLPs are not subject to direct commodity price exposure because they do not own the underlying energy commodity. While propane MLPs do own the underlying energy commodity, the Adviser seeks high quality MLPs that are able to mitigate or manage direct margin exposure to commodity price levels. The MLP sector can be hurt by market perception that MLPs performance and distributions are directly tied to commodity prices.

         o The profitability of MLPs, particularly processing and pipeline MLPs, may be materially impacted by the volume of natural gas or other energy commodities available for transporting, processing, storing or distributing. A significant decrease in the production of natural gas, oil, coal or other energy commodities, due to the decline of production from existing facilities, import supply disruption, depressed commodity prices or otherwise, would reduce revenue and operating income of MLPs and, therefore, the ability of MLPs to make distributions to partners.

         o A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products.

         o A portion of any one MLP's assets may be dedicated to natural gas reserves and other commodities that naturally deplete over time, which could have a materially adverse impact on an MLP's ability to make distributions. Often the MLPs are dependent upon exploration and development activities by third parties. MLPs employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some MLPs may be subject to construction risk, acquisition risk or other risk factors arising from their specific business strategies. A significant slowdown in large energy companies' disposition of energy infrastructure assets and other merger and acquisition activity in the energy MLP industry could reduce the growth rate of cash flows received by the Company from MLPs that grow through acquisitions.

         o The profitability of MLPs could be adversely affected by changes in the regulatory environment. Most MLPs' assets are heavily regulated by federal and state governments in diverse matters such as the way in which certain MLP assets are constructed, maintained and operated and the prices MLPs may charge for their services. Such regulation can change over time in scope and intensity. For example, a particular byproduct of an MLP process may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure an MLP may face.

         o A rising interest rate environment could adversely impact the performance of MLPs. Rising interest rates could limit the capital appreciation of equity units of MLPs as a result of the increased availability of alternative investments at competitive yields with MLPs. Rising interest rates may also increase an MLP's cost of capital. A higher cost of capital could limit growth from acquisition/expansion projects and limit MLP distribution growth rates.

         o Since the September 11th attacks, the U.S. government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure, production facilities and transmission and distribution facilities, might be specific targets of terrorist activity. The continued threat of terrorism and related military activity will likely increase volatility for prices in natural gas and oil and could affect the market for products of MLPs.

         o Holders of MLP units are subject to certain risks inherent in the partnership structure of MLPs including (1) tax risks (described below), (2) limited ability to elect or remove management, (3) limited voting rights, except with respect to extraordinary transactions, and (4) conflicts of interest of the general partner, including those arising from incentive distribution payments.

         Industry Specific Risk. Energy infrastructure companies are also subject to risks that are specific to the industry they serve.

                  Pipeline MLPs are subject to demand for crude oil or refined products in the markets served by the pipeline, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Pipeline MLP unit prices are primarily driven by distribution growth rates and prospects for distribution growth.


                  The Federal Energy Regulatory Commission ("FERC"), which regulates the amount pipeline operators may charge for their services, currently is reconsidering the rates pipeline operators may charge their customers. While it is not possible to know the outcome of this matter, a decision by the FERC to reduce the rates may adversely impact the profitability of some pipeline MLPs in which the Company invests.


                  Processing MLPs are subject to declines in production of natural gas fields, which utilize the processing facilities as a way to market the gas, prolonged depression in the price of natural gas or crude oil refining, which curtails production due to lack of drilling activity and declines in the prices of NGL products and natural gas prices, resulting in lower processing margins.

                  Propane MLPs are subject to earnings variability based upon weather patterns in the locations where the company operates and the wholesale cost of propane sold to end customers.

         Propane MLP unit prices are based on safety in distribution coverage ratios, interest rate environment and, to a lesser extent, distribution growth.

                  Coal MLPs are subject to demand variability based on favorable weather conditions, strong or weak domestic economy, the level of coal stockpiles in the customer base, and the general level of prices of competing sources of fuel for electric generation. They also are subject to supply variability based on the geological conditions that reduce productivity of mining operations, regulatory permits for mining activities and the availability of coal that meets Clean Air Act standards.

         Cash Flow Risk. The Company derives substantially all of its cash flow from investments in equity securities of MLPs. The amount of cash that the Company has available to distribute to holders of Tortoise Notes and stockholders depends entirely on the ability of MLPs held by the Company to make distributions to its partners and the tax character of those distributions. The Company has no control over the actions of underlying MLPs. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy infrastructure market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs' level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors.

         Tax Risk of MLPs. The Company's ability to meet its investment objective will depend on the level of taxable income and distributions and dividends it receives from the MLPs and other securities of energy infrastructure companies in which the Company invests, a factor over which the Company has no control. The benefit the Company derives from its investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP's business, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and the distributions the Company receives would be taxed entirely as dividend income. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Company's ability to meet its investment objective.

         Deferred Tax Risks of MLPs. As a limited partner in the MLPs in which the Company invests, it will receive a pro rata share of income, gains, losses and deductions from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. The Company will incur a current tax liability on that portion of an MLP's income and gains that is not offset by tax deductions and losses. The percentage of an MLP's income and gains which is offset by tax deductions and losses will fluctuate over time for various reasons. A significant slowdown in acquisition activity by MLPs heldin the Company's portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current income tax liability to the Company.

         The Company will accrue deferred income taxes for its future tax liability associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation of its investments. Upon the Company's sale of an MLP security, the Company may be liable for previously deferred taxes. The Company will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining its net asset value. From time to time the Company will modify its estimates or assumptions regarding its deferred tax liability as new information becomes available.

         Equity Securities Risk. MLP common units and other equity securities can be affected by macro economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer's financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

         Investing in securities of smaller companies may involve greater risk than is associated with investing in more established companies. Smaller capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than larger more established companies.

         Because convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Company can be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

         The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

         Leverage Risk. The outstanding Tortoise Notes and MMP Shares along with the issuance of Series C Tortoise Notes offered in this Prospectus, and any additional Borrowings or other transactions involving Company indebtedness (other than for temporary or emergency purposes) are or would be considered "senior securities" for purposes of the 1940 Act and constitute or would constitute leverage. If the return on securities acquired with borrowed funds or other leverage proceeds does not exceed the cost of the leverage, the use of leverage could cause the Company to lose money. Successful use of leverage depends on the Adviser's ability to predict or hedge correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.


         The Company intends to use financial leverage in an amount currently anticipated to represent approximately 33% of its total assets, including the issuance of the Series C Tortoise Notes, which the Company currently expects to represent approximately 8.2% of its total assets (including the proceeds of the Series C Tortoise Notes). The Company may leverage through Borrowings, including the issuance of commercial paper or additional Tortoise Notes or MMP Shares. In addition, the Company also may borrow funds in an amount up to 5% of its total assets for temporary purposes only. In the event of a default under any secured Borrowings, the lenders may have the right to cause a liquidation of the collateral (i.e., sell portfolio securities) and if any such default is not cured, the lenders may be able to control the liquidation as well.


         Tortoise Notes constitute senior securities representing indebtedness under the requirements of the 1940 Act. While any Tortoise Notes are outstanding, the value of the Company's total assets, less all liabilities and indebtedness of the Company not represented by senior securities, must be at least equal to 300% of the aggregate value of the Tortoise Notes and any other senior securities representing indebtedness.

         In order to maintain the ratings of Tortoise Notes and MMP Shares, the Rating Agencies impose asset coverage and portfolio composition requirements in addition to and more stringent than those required by the 1940 Act in connection with the issuance of such a rating. See "Rating Agency

Guidelines." In addition, the Rating Agencies impose restrictions on certain investment practices in which the Company may otherwise engage.

         The Company reserves the right at any time, if it believes that market conditions are appropriate, to increase its level of debt to maintain or increase its current level of leverage to the extent permitted by the 1940 Act, Rating Agency Guidelines and existing agreements between the Company and third parties.

         Because the fee paid to the Adviser will be calculated on the basis of Managed Assets, the fee will be higher when leverage is utilized, giving the Adviser an incentive to utilize leverage.

         Hedging Strategy Risk. The Company currently uses, and may in the future use, interest rate transactions for hedging purposes only, in an attempt to reduce the interest rate risk arising from the Company's leveraged capital structure. Interest rate transactions that the Company may use for hedging purposes expose the Company to certain risks that differ from the risks associated with its portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps, floors, caps and similar techniques, the costs of which can be significant, particularly when long-term interest rates are substantially above short-term rates. In addition, the Company's success in using hedging instruments is subject to the Adviser's ability to predict correctly changes in the relationships of such hedging instruments to the Company's leverage risk, and there can be no assurance that the Adviser's judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Company, whether or not adjusted for risk, than if the Company had not engaged in such transactions.

         Depending on the state of interest rates in general, the Company's use of interest rate transactions could enhance or decrease the cash available to holders of common stock and/or the net assets available for coverage of Tortoise Notes. To the extent there is a decline in interest rates, the value of interest rate swaps or caps could decline, and result in a decline in net assets available for coverage of the Tortoise Notes. In addition, if the counterparty to an interest rate swap or cap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap or cap to offset the Company's cost of financial leverage.


         Competition Risk. At the time the Company completed its initial public offering in February 2004, it was the only publicly traded investment company offering access to a portfolio of energy infrastructure MLPs. Since that time a limited number of other alternatives to the Company as a vehicle for investment in a portfolio of energy infrastructure MLPs, including other publicly traded investment companies and private funds, have emerged. In addition, recent tax law changes have increased, and future tax law changes may again increase, the ability of regulated investment companies or other institutions to invest in MLPs. These competitive conditions may adversely impact the Company's ability to meet its investment objective which in turn could adversely impact the Company's ability to make interest payments.

         Restricted Security Risk. The Company may invest up to 30% of its total assets in restricted securities, primarily through direct placements. Restricted securities are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. As discussed further below, this lack of liquidity creates special risks for the Company. However, the Company could sell such securities in privately negotiated transactions with a limited number of purchasers or in public offerings under the 1933 Act. MLP convertible subordinated units also convert to publicly traded common units upon the passage of time and/or satisfaction of certain financial tests.

         Restricted securities are subject to statutory and contractual restrictions on their public resale, which may make it more difficult to value them, may limit the Company's ability to dispose of them and may lower the amount the Company could realize upon their sale. To enable the Company to sell its holdings of a restricted security not registered under the 1933 Act, the Company may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Company with the issuer at the time the Company buys the securities. When the Company must arrange registration because the Company wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Company could sell it. The Company would bear the risks of any downward price fluctuation during that period.

         Liquidity Risk. Although common units of MLPs trade on the NYSE, AMEX, and the NASDAQ National Market, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Company to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Company believes it is desirable to do so. These securities also are more difficult to value, and the Adviser's judgment as to value will often be given greater weight than market quotations, if any exist. Investment of the Company's capital in securities that are less actively traded or over time experience decreased trading volume may restrict the Company's ability to take advantage of other market opportunities or to dispose of securities in order to make required payments of interest on the Tortoise Notes or to redeem such notes.

         Valuation Risk. Market prices generally will not be available for MLP convertible subordinated units, or securities of private companies, and the value of such investments ordinarily will be determined based on fair valuations determined by the Adviser pursuant to procedures adopted by the Board of Directors. Similarly, common units acquired through direct placements will be valued based on fair value determinations because of their restricted nature; however, the Adviser expects that such values will be based on a discount from publicly available market prices. Restrictions on resale or the absence of a liquid secondary market may adversely affect the ability of the Company to determine its net asset value. The sale price of securities that are not readily marketable may be lower or higher than the Company's most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of the Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, the Company may not be able to realize these securities' true value, or may have to delay their sale in order to do so. This may affect adversely the Company's ability to make required payments of interest on the Tortoise Notes or redemption payments on such notes.

         Interest Rate Risk. Generally, when market interest rates rise, the values of debt securities decline, and vice versa. The Company's investment in such securities means that the net asset value and market price of the Company's common stock will tend to decline if market interest rates rise. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principalearlier than scheduled, forcing the Company to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

         Below Investment Grade Securities Risk. Investing in lower grade debt instruments involves additional risks than investment grade securities. Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could adversely affect the ability of highly leveraged issuers to service their obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in the energy infrastructure industry could adversely affect the ability of below investment grade issuers in that industry to meet their obligations. The market values of lower quality securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates.

         The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities. There are fewer dealers in the market for below investment grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse change in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Company could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. This may affect adversely the Company's ability to make required payments of interest on the Tortoise Notes or redemption payments on such notes. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Company's net asset value.

         Because investors generally perceive that there are greater risks associated with lower quality securities of the type in which the Company may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

         Factors having an adverse impact on the market value of below investment grade securities may have an adverse effect on the Company's net asset value and the market value of its common stock. In addition, the Company may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Company may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Company would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.


         Management Risk. The Adviser was formed in October 2002 to provide portfolio management services to institutional and high-net worth investors seeking professional management of their MLP investments. The Adviser has been managing the Company since it began operations in February 2004 and is currently in the formation process with two other investment companies that will invest in the securities of energy infrastructure companies. The Adviser relies on the officers, employees, and resources of Fountain Capital, KCEP and their affiliates for certain functions. Three of the five members of the investment committee are affiliates of, but not employees of, the Adviser, and each have other significant responsibilities with such affiliated entities. Fountain Capital, KCEP and their affiliates conduct businesses and activities of their own in which the Adviser has no economic interest. If these separate activities become significantly greater than the Adviser's activities, there could be material competition for the efforts of key personnel.


         Nondiversification Risk. The Company is a nondiversified, closed-end management investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue

Code. Accordingly, there are no regulatory limits under the 1940 Act or the Internal Revenue Code on the number or size of securities held by the Company. There currently are approximately forty-seven companies presently organized as MLPs and only a limited number of those companies operate energy infrastructure assets. The Company selects MLP investments from this small pool of issuers. The Company may invest in non-MLP securities issued by energy infrastructure companies to a lesser degree, consistent with its investment objective and policies.

         Counterparty Risk. The Company may be subject to credit risk with respect to the counterparties to certain derivative agreements entered into by the Company. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Company may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Company may obtain only a limited recovery or may obtain no recovery in such circumstances.

         Effects of Terrorism. The U.S. securities markets are subject to disruption as a result of terrorist activities, such as the terrorist attacks on the World Trade Center on September 11, 2001; war, such as the war in Iraq and its aftermath; and other geopolitical events. Such events have led, and in the future may lead, to short-term market volatility and may have long-term effects on the U.S. economy and markets.

                            MANAGEMENT OF THE COMPANY

DIRECTORS AND OFFICERS

         The business and affairs of the Company are managed under the direction of the Board of Directors. Accordingly, the Company's Board of Directors provides broad supervision over the affairs of the Company, including supervision of the duties performed by the Adviser. The officers of the Company are responsible for the Company's day-to-day operations. The names and business addresses of the directors and officers of the Company, together with their principal occupations and other affiliations during the past five years, are set forth in the Statement of Additional Information. The Board of Directors of the Company consists of a majority of directors who are not interested persons (as defined in the 1940 Act) of the Adviser or its affiliates.

INVESTMENT ADVISER

         Pursuant to an Advisory Agreement, the Adviser provides the Company with investment research and advice and furnishes the Company with an investment program consistent with the Company's investment objective and policies, subject to the supervision of the Board. The Adviser determines which portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the Company's securities transactions and reports to the Board on the Company's investments and performance.


         The Adviser is located at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210. The Adviser specializes in managing portfolios of MLPs and other energy infrastructure companies. The Adviser was formed in October 2002 to provide portfolio management services to institutional and high net worth investors seeking professional management of their MLP investments. As of February 28, 2005, the Adviser had approximately $760 million of client assets under management. The Adviser's investment committee is comprised of five seasoned portfolio managers.

         The Adviser is controlled equally by Fountain Capital Management, L.L.C. ("Fountain Capital") and Kansas City Equity Partners LC ("KCEP"). Fountain Capital was formed in 1990 and is focused primarily on providing investment advisory services to institutional investors with respect to below investment grade debt. Atlantic Asset Management LLC ("Atlantic") is a minority owner, and an affiliate, of Fountain Capital. Atlantic was formed in 1992 and provides, directly or through affiliates, a variety of fixed-income investment advisory services including investment grade bond and high-yield bond strategies, investment grade collateralized debt obligations and mortgage hedge funds. KCEP was formed in 1993 and is focused solely on managing two private equity funds. KCEP focuses on private equity investments, including investments in two natural resource infrastructure companies.


         The Adviser relies on the officers, employees, and resources of Fountain Capital, KCEP and their affiliates for certain functions. Three of the five members of the investment committee of the Adviser are affiliates of, but not employees of, the Adviser. Each member of the investment committee has other significant responsibilities with such affiliated entities. The affiliated entities conduct businesses and activities of their own in which the Adviser has no economic interest. If these separate activities become significantly greater than the Adviser's activities, there could be material competition for the efforts of key personnel.


         The investment management of the Company's portfolio is the responsibility of the Adviser's investment committee. The investment committee's members are David J. Schulte, H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, and Terry C. Matlack, all of whom share responsibility for such investment management. It is the policy of the investment committee, that any one member can require the Adviser to sell a security and any one member can veto the committee's decision to invest in a security. Each committee member has been a portfolio manager since the commencement of the Company's operations in February 2004.

                  David J. Schulte. Mr. Schulte has been a Managing Director of the Adviser since 2002 and also is a Managing Director of KCEP. While a Managing Director at KCEP, he led private financings for two growth companies in the natural resource infrastructure sector. Since
         February 2004, Mr. Schulte has been an employee of the Adviser. Prior to joining KCEP in 1993, Mr. Schulte had over five years of experience completing acquisition and public equity financings as an investment banker at the predecessor of Oppenheimer & Co, Inc. From 1986 to 1989, he was a securities law attorney. Mr. Schulte holds a Bachelor of Science degree in Business Administration from Drake University and a Juris Doctorate degree from the University of Iowa. He earned his CFA designation in 1992, and is a member of the Corporate Governance Task Force of the CFA Institute.

                  H. Kevin Birzer. Mr. Birzer has been a Managing Director of the Adviser since 2002 and also is a Partner/Senior Analyst with Fountain Capital. Mr. Birzer, who jointed Fountain Capital in 1990, has 22 years of investment experience including 19 in high-yield securities. Mr. Birzer began his career with Peat Marwick. His subsequent experience includes three years working as a Vice President for F. Martin Koenig & Co., focusing on equity and option investments, and three years at Drexel Burnham Lambert, where he was a Vice President in the Corporate Finance Department. Mr. Birzer graduated with a Bachelor of Business Administration degree from the University of Notre Dame and holds a Master of Business Administration degree from New York University. He earned his CFA designation in 1988.

                  Zachary A. Hamel. Mr. Hamel has been a Managing Director of the Adviser since 2002 and also is a Partner/Senior Analyst with Fountain Capital. Mr. Hamel joined Fountain Capital in 1997. He covers energy, chemicals and utilities. Prior to joining Fountain Capital, Mr. Hamel worked for the Federal Deposit Insurance Corporation for eight years as a Bank Examiner and a Regional Capital Markets Specialist. Mr. Hamel graduated from Kansas State University with a Bachelor of Science in Business Administration. He also attained a Master in Business

         Administration from the University of Kansas School of Business. He earned his CFA designation in 1998.

                  Kenneth P. Malvey. Mr. Malvey has been a Managing Director of the Adviser since 2002 and also is a Partner/Senior Analyst with Fountain Capital. Prior to joining Fountain Capital in 2002, Mr. Malvey was one of three members of the Global Office of Investments for GE Capital's Employers Reinsurance Corporation. Most recently he was the Global Investment Risk Manager for a portfolio of approximately $24 billion of fixed-income, public equity and alternative investment assets. Prior to joining GE Capital in 1996, Mr. Malvey was a Bank

         Examiner and Regional Capital Markets Specialist with the FDIC for nine years. Mr. Malvey graduated with a Bachelor of Science degree in Finance from Winona State University, Winona, Minnesota. He earned his CFA designation in 1996.

                  Terry C. Matlack. Mr. Matlack has been a Managing Director of the Adviser since 2002 and also is a Managing Director of KCEP. Prior to joining KCEP in 2001, Mr. Matlack was President of GreenStreet Capital and its affiliates in the telecommunications service industry. Prior to 1995, he was Executive Vice President and a member of the board of directors of W. K. Communications, Inc., a cable television acquisition company, and Chief Operating Officer of W. K. Cellular, a cellular rural service area operator. He also has served as a specialist in corporate finance with George K. Baum & Company, and as Executive Vice President of Corporate Finance at B.C. Christopher Securities Company. Mr. Matlack graduated with a Bachelor of Science in Business Administration from Kansas State University and holds a Masters of Business Administration and a Juris Doctorate from the University of Kansas. He earned his CFA designation in 1985.


COMPENSATION AND EXPENSES


         Under the Advisory Agreement, the Company pays to the Adviser quarterly, as compensation for the services rendered by it, a fee equal on an annual basis to 0.95% of the Company's average monthly Managed Assets. Managed Assets means the total assets of the Company (including any assets attributable to leverage that may be outstanding) minus accrued liabilities other than (1) deferred taxes, (2) debt entered into for the purpose of leverage and (3) the aggregate liquidation preference of any outstanding preferred stock. Because the fee paid to the Adviser is determined on the basis of the Company's Managed Assets, the Adviser's interest in determining whether to leverage the Company may conflict with the interests of the Company. The Company's average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are payable for each calendar quarter within five days after the end of that quarter. The Adviser has contractually agreed to waive or reimburse the Company for fees and expenses, including the investment advisory fee and other expenses in the amount of 0.23% of average monthly Managed Assets through February 28, 2006 and 0.10% of average monthly Managed Assets through February 28, 2009.


         The Company bears all expenses not specifically assumed by the Adviser incurred in the Company's operations and will bear the expenses of the offering of its Tortoise Notes. Expenses borne by the Company include, but are not limited to, the following: (1) expenses of maintaining the Company and continuing its existence, (2) registration of the Company under the 1940 Act,
(3) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, including placement and similar fees in connection with direct placements entered into on behalf of the Company, (4) auditing, accounting and legal expenses, (5) taxes and interest, (6) governmental fees, (7) expenses of listing shares of the Company with a stock exchange, and expenses of the issue, sale, repurchase and redemption (if any) of interests in the Company, including expenses of conducting tender offers for the purpose of repurchasing Company interests, (8) expenses of registering and qualifying the Company and its shares under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes, (9) expenses of reports and notices to stockholders and of meetings of stockholders and proxy solicitations therefor,
(10) expenses of reports to governmental officers and commissions, (11) insurance expenses, (12) association membership dues, (13) fees, expenses and disbursements of custodians and subcustodians for all services to the Company (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values), (14) fees, expenses and disbursements of transfer agents, dividend paying agents, stockholder servicing agents and registrars for all services to the Company, (15) compensation and expenses of directors of the Company who are not members of the Adviser's organization, (16) pricing and valuation services employed by the Company, (17) all expenses incurred in connection with leveraging of the Company's assets through a line of credit, or issuing and maintaining notes or preferred stock, (18) all expenses incurred in connection with the organization of the Company and offerings of the Company's common stock, and (19) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Company to indemnify its directors, officers and stockholders with respect thereto.

                            RATING AGENCY GUIDELINES

         The Ratings Agencies impose asset coverage requirements, which may limit the Company's ability to engage in certain types of transactions and may limit the Company's ability to take certain actions without confirming that such action will not impair the ratings.

         The Company may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by any Rating Agency. Failure to adopt any modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any Rating Agency may, at any time, change or withdraw any rating. The Board may, without stockholder approval, amend, alter or repeal certain of the definitions and related provisions which have been adopted by the Company pursuant to the Rating Agency Guidelines only in the event the Company receives written confirmation from the Rating Agency or Agencies that any amendment, alteration or repeal would not impair the ratings then assigned to the Tortoise Notes.

         Tortoise Notes Basic Maintenance Amount. The Company must maintain, as of each Valuation Date on which any Tortoise Notes are outstanding, Eligible Assets having an aggregate Discounted Value at least equal to the Tortoise Notes Basic Maintenance Amount, which is calculated separately for each Rating Agency that is then rating the Tortoise Notes and so requires. If the Company fails to maintain Eligible Assets having an aggregated Discounted Value at least equal to the Tortoise Notes Basic Maintenance Amount as of any Valuation Date and such failure is not cured on or before the related Asset Coverage Cure Date, the Company will be required in certain circumstances to redeem certain of the Tortoise Notes. See "--Redemption--Mandatory Redemption."

         The Tortoise Notes Basic Maintenance Amount as of any Valuation Date is currently defined in the Rating Agency Guidelines as the dollar amount equal to:

                  (1) the sum of

                           (A) the product resulting from multiplying the number
                  of outstanding Tortoise Notes of each series on such date by $25,000 plus any redemption premium;

                           (B) the aggregate amount of accrued interest at the
                  Applicable Rate to and including the first Interest Payment Date that follows such Valuation Date (or to the 30th day after such Valuation Date, if such 30th day occurs before the first following Interest Payment Date);

                           (C) the amount of anticipated Company non-interest
                  expenses for the 90 days subsequent to such Valuation Date;

                           (D) the amount of the current outstanding balances of
                  any indebtedness senior to the Tortoise Notes plus interest actually accrued together with 30 days' additional interest on the current outstanding balances calculated at the current rate; and

                           (E) any current liabilities, payable during the 30
                  days subsequent to such Valuation Date, including, without limitation, indebtedness due within one year and any redemption premium due with respect to Tortoise Notes for which a Notice of Redemption has been given, as of such Valuation Date, to the extent not reflected in any of (i)(A) through (i)(D); less

                  (2) any cash plus the value of any of the Company's assets irrevocably deposited by the Company for the payment of any (1)(B) through (1)(E) ("value," for purposes of this clause (2), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated at least P-1 by Moody's, it will be valued at its face value).

Each Rating Agency may amend the definition of Tortoise Notes Basic Maintenance Amount from time to time.

         The Market Value of the Company's portfolio securities (used in calculating the Discounted Value of Eligible Assets) is calculated using readily available market quotations when appropriate, and in any event, consistent with the Company's Valuation Procedures. For the purpose of calculating the Tortoise Notes Basic Maintenance Amount, portfolio securities are valued in the same manner as the Company calculates its net asset value. See "Net Asset Value" in the Statement of Additional Information.

         Each Rating Agency's Discount Factors, the criteria used to determine whether the assets held in the Company's portfolio are Eligible Assets, and the guidelines for determining the Discounted Value of the Company's portfolio holdings for purposes of determining compliance with the Tortoise Notes Basic Maintenance Amount are based on Rating Agency Guidelines established in connection with assigning a rating to the Tortoise Notes. The Discount Factor relating to any asset of the Company, the Tortoise Notes Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Company's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the applicable Rating Agency, without the approval of the Company, Board of Directors, holders of Tortoise Notes or stockholders.

         A Rating Agency's Guidelines will apply to Tortoise Notes only so long as such Rating Agency is rating such Tortoise Notes. The Company will pay certain fees to Moody's and Fitch and any Other Rating Agency that may provide a rating for the Tortoise Notes. The ratings assigned to Tortoise Notes are not recommendations to buy, sell or hold Tortoise Notes. Such ratings may be subject to revision or withdrawal by the assigning Rating Agency at any time.

         1940 Act Tortoise Notes Asset Coverage. The Company also is required to maintain, with respect to Tortoise Notes, as of the last Business Day on any month in which any Tortoise Notes are outstanding, asset coverage of at least 300% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its common stock) ("1940 Act Tortoise Notes Asset Coverage"). If the Company fails to maintain the 1940 Act Tortoise Notes Asset Coverage as of the last Business Day of any month and such failure is not cured as of the last business day of the following month (the "Asset Coverage Cure Date"), the Company will be required to redeem certain Tortoise Notes. See "Description of Tortoise Notes--Redemption--Mandatory Redemption."


         The Company estimates that based on the composition of its portfolio as of January 31, 2005, assuming the issuance of all Series C Tortoise Notes offered hereby, the 1940 Act Tortoise Notes Asset Coverage would be:

     Value of Company assets less all liabilities and
    indebtedness not represented by senior securities         $621,149,068
---------------------------------------------------------- =  -------------  = 376%
Senior securities representing indebtedness, including the    $165,000,000
       aggregate principal amount of Tortoise Notes


         Notices. Under the current Rating Agency Guidelines, after the Original Issue Date and in certain other circumstances, the Company is required to deliver to any Rating Agency which is then rating the Tortoise Notes (i) a certificate with respect to the calculation of the Tortoise Notes Basic Maintenance Amount; (ii) a certificate with respect to the calculation of the 1940 Act Tortoise Notes Asset Coverage and the value of the portfolio holdings of the Company; and (iii) a letter prepared by the Company's independent accountants regarding the accuracy of such calculations.

         Notwithstanding anything herein to the contrary, the Rating Agency Guidelines, as they may be amended from time to time by each Rating Agency, will be reflected in a written document and may be amended by each Rating Agency without the vote, consent or approval of the Company, the Board of Directors and any holder of Tortoise Notes, or any stockholder of the Company.

         A copy of the current Rating Agency Guidelines will be provided to any holder of Tortoise Notes promptly upon written request by such holder to the Company at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.

                         DESCRIPTION OF TORTOISE NOTES

         Tortoise Notes of each series will rank on a parity with any other series of Tortoise Notes as to the payment of interest and distribution of assets upon liquidation. All Tortoise Notes rank senior to the Company's common and preferred stock as to the payment of interest and distribution of assets upon liquidation. Under the 1940 Act, the Company may only issue one class of senior securities representing indebtedness.

         On July 15, 2004, the Company issued two series of Tortoise Notes, Series A and Series B, pursuant to the terms of an Original Indenture and a Supplemental Indenture, each dated as of July 13, 2004 between the Company and BNY Midwest Trust Company, as Trustee (the "Trustee"). The Series C Tortoise Notes will be issued pursuant to the Original Indenture and a Supplemental Indenture dated as of April 7, 2005 (referred to herein collectively with the Original Indenture as the "Indenture"). The following summaries of certain significant provisions of the Indenture are not complete and are qualified in their entirety by the provisions of the Indenture, a more detailed summary of which is contained in Appendix A to the Statement of Additional Information, which is on file with the Commission and is incorporated herein by reference. Whenever defined terms are used, but not defined in this Prospectus, the terms have the meaning given to them in Appendix A to the Statement of Additional Information.

GENERAL

         The Board of Directors has authorized the Company to issue the Series C Tortoise Notes representing indebtedness pursuant to the terms of the Indenture. Currently, the Indenture provides for the issuance of up to $55,000,000 aggregate principal amount of Series C Tortoise Notes. The principal amount of the Series C Tortoise Notes is due and payable on April 10, 2045. The Series C Tortoise Notes, when issued and sold pursuant to the terms of the Indenture, will be issued in fully registered form without coupons and in denominations of $25,000 and any integral multiple thereof, unless otherwise provided in the Indenture. The Series C Tortoise Notes will be unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to the Company's outstanding common stock and any outstanding preferred stock, including the MMP Shares; (2) on a parity with any unsecured creditors of the Company, including any other series of Tortoise Notes; and (3) junior to any secured creditors of the Company. The Tortoise Notes are subject to optional and mandatory redemption as described below under "--Redemption," and acceleration of maturity, as described below under "--Events of Default and Acceleration of Maturity; Remedies."

         While serving as the Auction Agent in connection with the Auction Procedures described below, the Auction Agent generally will serve merely as the agent of the Company, acting in accordance with the Company's instructions.

         The Company has the right (to the extent permitted by applicable law) to purchase or otherwise acquire any Tortoise Notes, so long as the Company is current in the payment of interest on the Tortoise Notes and on any other notes of the Company ranking on a parity with the Tortoise Notes with respect to the payment of interest.

         The Tortoise Notes have no voting rights, except to the extent required by law or as otherwise provided in the Indenture relating to the acceleration of maturity upon the occurrence and continuance of an event of default.

SECURITIES DEPOSITORY

         The nominee of the Securities Depository is expected to be the sole record Holder of the Tortoise Notes. Accordingly, each purchaser of Tortoise Notes must rely on (1) the procedures of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to receive interest payments and notices and (2) the records of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to evidence its ownership of the Tortoise Notes.

         Purchasers of Tortoise Notes will not receive certificates representing their ownership interest in such securities. DTC initially will act as Securities Depository for the Agent Members with respect to the Tortoise Notes.

INTEREST AND RATE PERIODS

         General. Tortoise Notes will bear interest at the Applicable Rate determined as set forth below under "--Determination of Interest Rate." Interest on the Tortoise Notes shall be payable when due as described below. If the Company does not pay interest when due, it will trigger an event of default under the Indenture (subject to the cure provisions), and the Company will be restricted from declaring dividends and making other distributions with respect to its common stock and preferred stock.

         On the Business Day next preceding each Interest Payment Date, the Company is required to deposit with the Paying Agent sufficient funds for the payment of interest. The Company does not intend to establish any reserves for the payment of interest.

         All moneys paid to the Paying Agent for the payment of interest shall be held in trust for the payment of such interest to the Holder. Interest will be paid by the Paying Agent to the Holder as its name appears on the securities ledger or securities records of the Company, which Holder is expected to be the nominee of the Securities Depository. The Securities Depository will credit the accounts of the Agent Members of the Beneficial Owners in accordance with the Securities Depository's normal procedures. The Securities Depository's current procedures provide for it to distribute interest in same-day funds to Agent Members who are, in turn, expected to distribute such interest to the persons for whom they are acting as agents. The Agent Member of a Beneficial Owner will be responsible for holding or disbursing such payments on the applicable Interest Payment Date to such Beneficial Owner in accordance with the instructions of such Beneficial Owner.

         Interest in arrears for any past Rate Period may be subject to a Default Rate of interest (described below) and may be paid at any time, without reference to any regular Interest Payment Date, to the Holder as its name appears on the securities ledger or securities records of the Company on such date, not exceeding fifteen (15) days preceding the payment date thereof, as may be fixed by the Board of Directors. Any interest payment shall first be credited against the earliest accrued but unpaid interest. No interest will be payable in respect of any payment or payments which may be in arrears. See "--Default Period" below.

         The amount of interest payable on each Interest Payment Date (or in respect of interest on another date in connection with a redemption during such Rate Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Rate Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Rate Period (or portion thereof) that such Tortoise Notes were outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent.

         Determination of Interest Rate. The interest rate for the initial Rate Period for Series C Tortoise Notes (i.e., the period from and including the Original Issue Date to and including the initial Auction Date) and the initial Auction Date are set forth on the cover page of the Prospectus. After the initial Rate Period, subject to certain exceptions, the Tortoise Notes will bear interest at the Applicable Rate that the Auction Agent advises the Company has resulted from an Auction.

         The initial Rate Period for the Series C Tortoise Notes will be eight
(8) days. Rate Periods after the initial Rate Period shall either be Standard Rate Periods or, subject to certain conditions and with notice to the Holder, Special Rate Periods.

         A Special Rate Period will not be effective unless, among other things, Sufficient Clearing Bids exist at the Auction in respect of such Special Rate Period (that is, in general, the aggregate amount of a series of Tortoise Notes subject to Buy Orders by Potential Holders is at least equal to the aggregate amount of that series of Tortoise Notes subject to Sell Orders by Existing Holders).

         Interest will accrue at the Applicable Rate from the Original Issue Date and shall be payable on each Interest Payment Date thereafter. For Rate Periods of less than 30 days, Interest Payment Dates shall occur on the first Business Day following such Rate Period and, if greater than 30 days, then on a monthly basis on the first Business Day of each month within such Rate Period, not including the initial Rate Period, and on the Business Day following the last day of such Rate Period. Interest will be paid through the Securities Depository on each Interest Payment Date.

         Except during a Default Period as described below, the Applicable Rate resulting from an Auction will not be greater than the Maximum Rate, which is equal to the Applicable Percentage of the Reference Rate, subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers. The Applicable Percentage will be determined based on the lower of the credit ratings assigned on that date to a series of Tortoise Notes by Moody's and Fitch, as follows:

       MOODY'S                 FITCH           APPLICABLE
    CREDIT RATING          CREDIT RATING       PERCENTAGE
    -------------          -------------       ----------
     Aa3 or above          AA- or above          200%
       A3 to A1              A- to A+            250%


     Baa3 to Baa1          BBB- to BBB+          275%
      Below Baa3            Below BBB-           300%

         The Reference Rate is the greater of (1) the applicable AA Composite Commercial Paper Rate (for a Rate Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Rate Period of 184 days or more), or (2) the applicable LIBOR. For Standard Rate Periods or less only, the Applicable Rate resulting from an Auction will not be less than the Minimum Rate, which is 70% of the applicable AA Composite Commercial Paper Rate. No Minimum Rate is specified for Auctions in respect to Rate Periods of more than the Standard Rate Period.

         The Maximum Rate for a series of Tortoise Notes will apply automatically following an Auction for the notes in which Sufficient Clearing Bids have not been made (other than because all Tortoise Notes were subject to Submitted Hold Orders). If an Auction for any subsequent Rate Period is not held for any reason, including because there is no Auction Agent or Broker-Dealer, then the Interest Rate on a series of Tortoise Notes for any such Rate Period shall be the Maximum Rate (except for circumstances in which the Interest Rate is the Default Rate, as described below).

         The All Hold Rate will apply automatically following an Auction in which all of the outstanding Tortoise Notes of a series are subject to (or are deemed to be subject to) Submitted Hold Orders. The All Hold Rate is 80% of the applicable AA Composite Commercial Paper Rate.

         Prior to each Auction, Broker-Dealers will notify Holders and the Trustee of the term of the next succeeding Rate Period as soon as practicable after the Broker-Dealers have been so advised by the Company. After each Auction, on the Auction Date, Broker-Dealers will notify Holders of the Applicable Rate for the next succeeding Rate Period and of the Auction Date of the next succeeding Auction.

         Notification of Rate Period. The Company will designate the duration of subsequent Rate Periods for each series of the Tortoise Notes; provided, however, that no such designation is necessary for a Standard Rate Period and, provided further, that any designation of a Special Rate Period shall be effective only if (1) notice thereof shall have been given as provided herein,
(2) any failure to pay in a timely manner to the Trustee the full amount of any interest on, or the redemption price of, a series of Tortoise Notes shall have been cured as provided above, (3) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Rate Period, (4) if the Company shall have mailed a Notice of Redemption with respect to any Tortoise Notes, the redemption price with respect to such Tortoise Notes shall have been deposited with the Paying Agent, and (5) the Company has confirmed that as of the Auction Date next preceding the first day of such Special Rate Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the Tortoise Notes Basic Maintenance Amount, and the Company has consulted with the Broker-Dealers and has provided notice of such designation and otherwise complied with the Rating Agency Guidelines.

         Designation of a Special Rate Period. If the Company proposes to designate any Special Rate Period, not fewer than seven (7) (or two (2) Business Days in the event the duration of the Rate Period prior to such Special Rate Period is fewer than eight (8) days) nor more than thirty (30) Business Days prior to the first day of such Special Rate Period, notice shall be (1) made by press release and (2) communicated by the Company by telephonic or other means to the Trustee and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Company proposes to exercise its option to designate a succeeding Special Rate Period, specifying the first and last days thereof and
(B) that the Company will by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Special Rate Period, notify the Auction Agent and the Trustee, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Rate Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Rate Period, in which latter event the succeeding Rate Period shall be a Standard Rate Period.

         No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period, the Company shall deliver to the Trustee and the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

                  (i) a notice stating (A) that the Company has determined to designate the next succeeding Rate Period as a Special Rate Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

                  (ii) a notice stating that the Company has determined not to exercise its option to designate a Special Rate Period.

         If the Company fails to deliver either such notice with respect to any designation of any proposed Special Rate Period to the Auction Agent and the Auction Agent is unable to make the confirmation described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period, the Company shall be deemed to have delivered a notice to the Auction Agent with respect to such Rate Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Rate Period.

         Default Period. Subject to cure provisions, a Default Period with respect to a particular series of Tortoise Notes will commence on any date the Company fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time,

                  (A) the full amount of any accrued interest on that series payable on the Interest Payment Date (an "Interest Default"), or

                  (B) the full amount of any redemption price (the "Redemption Price") payable on the date fixed for redemption (the "Redemption Date") (a "Redemption Default" and together with an Interest Default, hereinafter referred to as "Default").

         Subject to cure provisions, a Default Period with respect to an Interest Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid interest and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of an Interest Default, the Applicable Rate for each Rate Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Rate Period commencing after the beginning of a Default Period shall be a Standard Rate Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Rate Period.

         No Auction shall be held during a Default Period with respect to an Interest Default applicable to that series of Tortoise Notes. No Default Period with respect to an Interest Default or Redemption Default shall be deemed to commence if the amount of any interest or any Redemption Price due (if such default is not solely due to the willful failure of the Company) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Interest Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360 for each series. The Default Rate shall be equal to the Reference Rate multiplied by three.

EVENTS OF DEFAULT AND ACCELERATION OF MATURITY; REMEDIES

         With respect to each series of Tortoise Notes any one of the following events constitutes an "event of default" for that series of Tortoise Notes under the Indenture:

         o default in the payment of any interest upon a series of Tortoise Notes when it becomes due and payable and the continuance of such default for 30 days;

         o default in the payment of the principal of, or premium on, a series of Tortoise Notes at its Stated Maturity;

         o default in the performance, or breach, of any covenant or warranty of the Company in the Indenture, and continuance of such default or breach for a period of 90 days after written notice has been given to the Company by the Trustee;

         o certain voluntary or involuntary proceedings involving the Company and relating to bankruptcy, insolvency or other similar laws;

         o if, on the last business day of each of twenty-four consecutive calendar months, the Tortoise Notes have an 1940 Act Tortoise Notes Asset Coverage of less than 100%; or

         o any other "event of default" provided with respect to a series, including a default in the payment of any Redemption Price payable on the Redemption Date.

         Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding Tortoise Notes or the Trustee may declare the principal amount of that series of Tortoise Notes immediately due and payable upon written notice to the Company. A default that relates only to one series of Tortoise Notes does not affect any other series. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity occurs automatically with respect to all series. At any time after a declaration of acceleration with respect to a series of Tortoise Notes has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding Tortoise Notes of that series, by written notice to the Company and the Trustee, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to that series of Tortoise Notes, other than the non-payment of the principal of that series of Tortoise Notes which has become due solely by such declaration of acceleration, have been cured or waived and other conditions have been met.

REDEMPTION

         Optional Redemption. To the extent permitted under the 1940 Act and Maryland law, the Company at its option may redeem Tortoise Notes having a Rate Period of one year or less, in whole or in part, out of funds legally available therefor, on the Interest Payment Date upon not less than 15 days' and not more than 40 days' prior notice. This optional redemption is not available during the initial Rate Period or during other limited circumstances. The optional redemption price shall be equal to the aggregate principal amount of the Tortoise Notes to be redeemed, plus an amount equal to accrued interest to the date fixed for redemption. Tortoise Notes having a Rate Period of more than one year are redeemable at the option of the Company, in whole or in part, out of funds legally available therefor, prior to the end of the relevant Rate Period, upon not less than 15 days, and not more than 40 days, prior notice, subject to any Specific Redemption Provisions, which may include the payment of redemption premiums in the sole discretion of the Board of Directors. The Company shall not effect any optional redemption unless after giving effect thereto (1) the Company has available on such date fixed for the redemption certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of a series of Tortoise Notes by reason of the redemption of a series of Tortoise Notes and (2) the Company would have Eligible Assets with an aggregate Discounted Value at least equal to the Tortoise Notes Basic Maintenance Amount immediately subsequent to such redemption.

         Mandatory Redemption. If the Company fails to maintain Eligible Assets with an aggregate Discounted Value at least equal to the Tortoise Notes Basic Maintenance Amount as of any Valuation Date or, fails to satisfy the 1940 Act Tortoise Notes Asset Coverage as of the last Business Day of any month, and such failure is not cured within ten Business Days following such Valuation Date in the case of a failure to maintain the Tortoise Notes Basic Maintenance Amount or on the last Business Day of the following month in the case of a failure to maintain the 1940 Act Tortoise Notes Asset Coverage as of such last Business Day (each an "Asset Coverage Cure Date"), the Tortoise Notes will be subject to mandatory redemption out of funds legally available therefor. See "Rating Agency Guidelines."

         The principal amount of Tortoise Notes to be redeemed in such circumstances will be equal to the lesser of (1) the minimum principal amount of Tortoise Notes the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Company having Eligible Assets with an aggregated Discounted Value at least equal to the Tortoise Notes Basic Maintenance Amount or sufficient to satisfy the 1940 Act Tortoise Notes Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum principal amount of Tortoise Notes the redemption of which would have such result, all Tortoise Notes then outstanding will be redeemed), and (2) the maximum principal amount of Tortoise Notes that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date (as defined below) at the Mandatory Redemption Price (as defined below).

         Any redemption of less than all of the outstanding Tortoise Notes of a series will be made from Tortoise Notes designated by the Company. The Company shall designate Tortoise Notes to be redeemed on a pro rata basis among the Holders in proportion to the principal amount of Tortoise Notes they hold, by lot or such other method as the Company shall deem equitable. No optional or mandatory redemption of less than all outstanding Tortoise Notes of a series will be made unless the aggregate principal amount of Tortoise Notes to be redeemed is equal to $25,000 or integral multiples thereof. Any redemption of less than all Tortoise Notes outstanding will be made in such a manner that all Tortoise Notes outstanding after such redemption are in authorized denominations.

         The Company is required to effect such a mandatory redemption not later than 40 days after the Asset Coverage Cure Date, as the case may be (the "Mandatory Redemption Date"), except that if the Company does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, all of the outstanding Tortoise Notes of a series, which are subject to mandatory redemption, or the Company otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Company will redeem those Tortoise Notes on the earliest practicable date on which the Company will have such funds available, upon notice to record owners of Tortoise Notes and the Paying Agent. The Company's ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Maryland law. The redemption price per Tortoise Note in the event of any mandatory redemption will be the principal amount, plus an amount equal to accrued but unpaid interest to the date fixed for redemption, plus (in the case of a Rate Period of more than one year) a redemption premium, if any, determined by the Board of Directors in its sole discretion after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions (the "Mandatory Redemption Price").

         Redemption Procedure. Pursuant to Rule 23c-2 under the 1940 Act, the Company will file a notice of its intention to redeem with the Commission so as to provide at least the minimum notice required by such Rule or any successor provision (notice currently must be filed with the Commission generally at least 30 days prior to the redemption date). The Company shall deliver a notice of redemption to the Auction Agent and the Trustee containing the information described below one Business Day prior to the giving of notice to Holders in the case of an optional redemption and on or prior to the 30th day preceding the Mandatory Redemption Date in the case of a mandatory redemption. The Trustee will use its reasonable efforts to provide notice to each Holder of Tortoise Notes called for redemption by electronic means not later than the close of business on the Business Day immediately following the Business Day on which the Trustee determines the principal amount of Tortoise Notes to be redeemed (or, during a Default Period with respect to such Tortoise Notes, not later than the close of business on the Business Day immediately following the day on which the Trustee receives notice of redemption from the Company). Such notice will be confirmed promptly by the Trustee in writing not later than the close of business on the third Business Day preceding the redemption date by providing the notice to each Holder of record of Tortoise Notes called for redemption, the Paying Agent (if different from the Trustee) and the Securities Depository ("Notice of Redemption"). The Notice of Redemption will be addressed to the registered owners of the Tortoise Notes at their addresses appearing on the books or share records of the Company. Such notice will set forth (1) the redemption date, (2) the principal amount and identity of Tortoise Notes to be redeemed, (3) the redemption price (specifying the amount of accrued interest to be included therein and the amount of the redemption premium, if any), (4) that interest on the Tortoise Notes to be redeemed will cease to accrue on such redemption date, and (5) the 1940 Act provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

         If less than all of the outstanding Tortoise Notes of a series are redeemed on any date, the amount per Holder to be redeemed on such date will be selected by the Company on a pro rata basis in proportion to the principal amount of Tortoise Notes held by such Holder, by lot or by such other method as is determined by the Company to be fair and equitable, subject to the terms of any Specific Redemption Provisions and subject to maintaining authorized denominations as described above. Tortoise Notes may be subject to mandatory redemption as described herein notwithstanding the terms of any Specific Redemption Provisions. The Auction Agent will give notice to the Securities Depository, whose nominee will be the record Holder of all of the Tortoise Notes, and the Securities Depository will determine the Tortoise Notes to be redeemed from the account of the Agent Member of each Beneficial Owner. Each Agent Member will determine the principal amount of Tortoise Notes to be redeemed from the account of each Beneficial Owner for which it acts as agent. An Agent Member may select for redemption Tortoise Notes from the accounts of some Beneficial Owners without selecting for redemption any Tortoise Notes from the accounts of other Beneficial Owners. In this case, in selecting the Tortoise Notes to be redeemed, the Agent Member will select by lot or by other fair and equitable method. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record Holder of all of the Tortoise Notes, the particular principal amount to be redeemed shall be selected by the Company by lot, on a pro rata basis between each series or by such other method as the Company shall deem fair and equitable, as contemplated above.

         If Notice of Redemption has been given, then upon the deposit of funds with the Paying Agent sufficient to effect such redemption, interest on such Tortoise Notes will cease to accrue and such Tortoise Notes will no longer be deemed to be outstanding for any purpose and all rights of the holders of the Tortoise Notes so called for redemption will cease and terminate, except the right of the holders of such Tortoise Notes to receive the redemption price, but without any interest or additional amount. The Company shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (1) the aggregate redemption price of the Tortoise Notes called for redemption on such date and (2) such other amounts, if any, to which owners of Tortoise Notes called for redemption may be entitled. The Company will be entitled to receive, from time to time after the date fixed for redemption, from the Paying Agent the interest, if any, earned on such funds deposited with the Paying Agent and the owners of Tortoise Notes so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed two years after such redemption date will be paid, to the extent permitted by law, by the Paying Agent to the Company upon its request. After such payment, Holders of Tortoise Notes called for redemption may look only to the Company for payment.

         So long as any Tortoise Notes are held of record by the nominee of the Securities Depository, the redemption price for such Tortoise Notes will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository's normal procedures provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

         Notwithstanding the provisions for redemption described above, no Tortoise Notes may be redeemed unless all interest in arrears on the Outstanding Tortoise Notes, and any indebtedness of the Company ranking on a parity with the Tortoise Notes, have been or are being contemporaneously paid or set aside for payment, except in connection with the liquidation of the Company in which case all Tortoise Notes and all indebtedness ranking on a parity with the Tortoise Notes must receive proportionate amounts and that the foregoing shall not prevent the purchase or acquisition of all the Outstanding Tortoise Notes pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all Outstanding Tortoise Notes.

         Except for the provisions described above, nothing contained in the Indenture limits any legal right of the Company to purchase or otherwise acquire Tortoise Notes outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of interest on or the mandatory or optional redemption price with respect to, any Tortoise Notes for which Notice of Redemption has been given, and the Company is in compliance with the 1940 Act Tortoise Notes Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the Tortoise Notes Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. If less than all outstanding Tortoise Notes are redeemed or otherwise acquired by the Company, the Company shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Directors.

PAYMENT OF PROCEEDS UPON DISSOLUTION, ETC.

         In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company, then (after any payments with respect to any secured creditor of the Company outstanding at such time) and in any such event the holders of Tortoise Notes shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Tortoise Notes (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of the Tortoise Notes, before the holders of any common or preferred stock of the Company are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such shares, and to that end the holders of Tortoise Notes shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Tortoise Notes, which may be payable or deliverable in respect of the Tortoise Notes in any such case, proceeding, dissolution, liquidation or other winding up event.

         Unsecured creditors of the Company may include, without limitation, service providers to the Company including the Adviser, Custodian, Auction Agent, Broker-Dealers and the Trustee, pursuant to the terms of various contracts with the Company. Secured creditors of the Company may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with the Company that create liens, pledges, charges, security interests, security agreements or other encumbrances on the assets of the Company.

         A consolidation, reorganization or merger of the Company with or into any other company, or a sale, lease or exchange of all or substantially all of the assets of the Company in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of the Company.

PAYMENT RESTRICTIONS ON SHARES

         Under the 1940 Act, the Company may not declare any dividend on common stock or make any distribution with respect to the common stock or any preferred stock of the Company or purchase or redeem any common or preferred stock if, at the time of such declaration, purchase or redemption (and after giving effect thereto), asset coverage with respect to the Tortoise Notes and any other senior securities representing indebtedness (as defined in the 1940 Act), would be less than 300% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of shares of its common or preferred stock). Dividends may be declared upon preferred stock, provided, however, that the Tortoise Notes and any other senior securities representing indebtedness have an asset coverage of at least 200% at the time of declaration after deducting the amount of such dividend.

         "Senior securities representing indebtedness" generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of beneficial interest) and evidencing indebtedness and could include the Company's obligations under any Borrowings. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term "senior security" does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term "senior security" also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Company at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage requirements described above apply in connection with interest payments or distributions on or purchases or redemptions of stock, such asset coverage may be calculated on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination.

         In addition, a declaration of a dividend or other distribution on or purchase or redemption of common or preferred stock is prohibited (1) at any time that an event of default under the Tortoise Notes or any other Borrowings has occurred and is continuing; or (2) if, after giving effect to such declaration, the Company would not have eligible portfolio holdings with an aggregated Discounted Value at least equal to any asset coverage requirements associated with such Tortoise Notes or other Borrowings; or (3) the Company has not redeemed the full amount of Tortoise Notes or other Borrowings, if any, required to be redeemed by any provision for mandatory redemption.

                                  THE AUCTION

GENERAL

         Auction Agency Agreement. The Company has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, The Bank of New York) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for the Series C Tortoise Notes so long as the Applicable Rate for the Series C Tortoise Notes is to be based on the results of an Auction.

         The Auction Agent may terminate the Auction Agency Agreement upon notice to the Company on a date no earlier than 60 days after the notice. If the Auction Agent should resign, the Company will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Company may remove the Auction Agent provided that prior to such removal the Company shall have entered into such an agreement with a successor Auction Agent.

         Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Company, which provide for the participation of those Broker-Dealers in Auctions for the Series C Tortoise Notes.

         After each Auction for Tortoise Notes the Auction Agent will pay to each Broker-Dealer, from funds provided by the Company, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Rate Period of less than one year, or a percentage agreed to by the Company and the Broker-Dealers in the case of any Auction immediately preceding a Rate Period of one year or longer, of the purchase price of Tortoise Notes placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, Tortoise Notes will be placed by a Broker-Dealer if such Tortoise Notes were
(a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (1) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such Tortoise Notes as a result of the Auction or
(2) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such Tortoise Notes as a result of the Auction or (3) a valid Hold Order.

         The Company may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.


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

AUCTION PROCEDURES

         Beneficial Owners. Prior to the Submission Deadline on each Auction Date for a series of Tortoise Notes, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of Tortoise Notes of such series (a "Beneficial Owner") may submit orders ("Orders") with respect to Tortoise Notes of such series to that Broker-Dealer as follows:

         o Hold Order - indicating its desire to hold Tortoise Notes of such series without regard to the Applicable Rate for Tortoise Notes of such series for the next Rate Period thereof.

         o Bid - indicating its desire to sell the principal amount of Outstanding Tortoise Notes, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for Tortoise Notes of such series for the next succeeding Rate Period of Tortoise Notes of such series shall be less than the rate per annum specified by such Beneficial Owner (also known as a hold at rate order).

         o Sell Order - indicating its desire to sell the principal amount of Outstanding Tortoise Notes, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for Tortoise Notes of such series for the next succeeding Rate Period of Tortoise Notes of such series.


         Orders submitted (or the failure to do so) by Beneficial Owners under certain circumstances will have the effects described below. A Beneficial Owner of Tortoise Notes of such series that submits a Bid with respect to Tortoise Notes of such series to its Broker-Dealer having a rate higher than the Maximum Rate for Tortoise Notes of such series on the Auction Date therefore will be treated as having submitted a Sell Order with respect to such Tortoise Notes. A Beneficial Owner of Tortoise Notes of such series that fails to submit an Order with respect to such Tortoise Notes to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to such Tortoise Notes of such series; provided, however, that if a Beneficial Owner of Series C Tortoise Notes fails to submit an Order with respect to Series C Tortoise Notes to its Broker-Dealer for an Auction relating to a Special Rate Period of more than seven (7) days, such Beneficial Owner will be deemed to have submitted a Sell Order with respect to such Tortoise Notes. A Sell Order shall constitute an irrevocable offer to sell the Tortoise Notes subject thereto. A Beneficial Owner that offers to become the Beneficial Owner of additional Tortoise Notes is, for purposes of such offer, a Potential Beneficial Owner as discussed below.


         Potential Beneficial Owners. A customer of a Broker-Dealer that is not a Beneficial Owner of a series of Tortoise Notes but that wishes to purchase Tortoise Notes of such series, or that is a Beneficial Owner of Tortoise Notes of such series that wishes to purchase additional Tortoise Notes of such series (in each case, a "Potential Beneficial Owner"), may submit Bids to its Broker-Dealer in which it offers to purchase such principal amount of Outstanding Tortoise Notes of such series specified in such Bid if the Applicable Rate for Tortoise Notes of such series determined on such Auction Date shall be higher than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner of Tortoise Notes of such series specifying a rate higher than the Maximum Rate for Tortoise Notes of such series on the Auction Date therefor will not be accepted.


         The Auction Process. Each Broker-Dealer shall submit in writing, which shall include a writing delivered via e-mail or other electronic means, to the Auction Agent, prior to the Submission Deadline on each Auction Date, all Orders for Tortoise Notes of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Company) as an Existing Holder in respect of Tortoise Notes subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of Tortoise Notes subject to Orders submitted to it

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

by Potential Beneficial Owners. However, neither the Company nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of Tortoise Notes held by it or customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of Tortoise Notes held by it. A Broker-Dealer may also submit Orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of the Company.


         If Sufficient Clearing Bids for a series of Tortoise Notes exist (that is, the aggregate principal amount of Outstanding Tortoise Notes of such series subject to Submitted Bids of Potential Holders specifying one or more rates between the Minimum Rate (for Standard Rate Periods or less, only) and the Maximum Rate (for all Rate Periods) for Tortoise Notes of such series exceeds or is equal to the sum of the aggregate principal amount of Outstanding Tortoise Notes of such series subject to Submitted Sell Orders), the Applicable Rate for Tortoise Notes of such series for the next succeeding Rate Period thereof will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning the aggregate principal amount of Tortoise Notes of such series available for purchase in the Auction. If Sufficient Clearing Bids for a series of Tortoise Notes do not exist (other than because all of the Outstanding Tortoise Notes of such series are subject to Submitted Hold Orders), then the Applicable Rate for all Tortoise Notes of such series for the next succeeding Rate Period thereof will be equal to the Maximum Rate for Tortoise Notes of such series. In such event, Holders of Tortoise Notes of such series that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such Auction all aggregate principal amount of Tortoise Notes of such series subject to such Sell Orders. If Broker-Dealers submit or are deemed to have submitted to the Auction Agent Hold Orders with respect to all Existing Holders of a series of Tortoise Notes, the Applicable Rate for all Tortoise Notes of such series for the next succeeding Rate Period will be the All Hold Rate.

         The Auction Procedures include a pro rata allocation of Tortoise Notes for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of Tortoise Notes that is less than the number of Tortoise Notes specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers.

         Settlement of purchases and sales will be made on the next Business Day (also an Interest Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

BROKER-DEALERS

         The Broker-Dealer agreements each provide that a Broker-Dealer may submit Orders in Auctions for its own account. Any Broker-Dealer submitting an Order for its own account in any Auction could have an advantage over other Potential Holders in that it would have knowledge of other Orders placed through it in that Auction. A Broker Dealer would not, however, have knowledge of Orders submitted by other Broker-Dealers, if any. As a result of bidding by a Broker-Dealer in an Auction, the Auction Rate may be higher or lower than the rate that would have prevailed had the Broker-Dealer not bid. A Broker-

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

Dealer may also bid in an Auction in order to prevent what would otherwise be
(a) a failed Auction, (b) an "all-hold" Auction, or (c) the implementation of an Interest Rate that the Broker-Dealer believes, in its sole judgment, does not reflect the market for such securities at the time of the Auction. A Broker-Dealer may also encourage additional or revised investor bidding in order to prevent an "all-hold" Auction. In the Broker-Dealer agreements, each Broker-Dealer agrees to handle customers' orders in accordance with its duties under applicable securities laws and rules.


         According to published news reports, the Commission has requested information from a number of broker-dealers regarding certain of their practices in connection with auction rate securities, such as the practices described in the preceding paragraph. Lehman Brothers has advised the Company that it, as a participant in the auction rate securities markets, has received an initial letter from the Commission dated May 5, 2004 and a supplemental letter dated May 27, 2004 requesting that it voluntarily conduct an investigation regarding certain of its practices and procedures in connection with those markets. Lehman Brothers is cooperating fully and expects to continue to cooperate fully with the Commission in providing the requested information. No assurance can be given as to whether the results of this process will affect the market for the notes or the auctions therefor.


SECONDARY MARKET TRADING AND TRANSFER OF TORTOISE NOTES

         The Broker-Dealers may maintain a secondary trading market of Tortoise Notes outside of Auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that such secondary trading market of Tortoise Notes will provide owners with liquidity of investment. Tortoise Notes are not listed on any exchange or automated quotation system. Investors who purchase Tortoise Notes in an Auction for a Special Rate Period should note that because the interest rate on such Tortoise Notes will be fixed for the length of such Rate Period, the value of the Tortoise Notes may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next Auction, depending upon market conditions.

         A Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of an aggregate principal amount of Tortoise Notes only in $25,000 increments and only as follows:

         (1) pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the Auction Procedures,

         (2)      to or through a Broker-Dealer, or

         (3) to the Company or any affiliate; provided, however, that (a) a sale, transfer or other disposition of an aggregate principal amount of Tortoise Notes from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such Tortoise Notes to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the Existing Holder of the Tortoise Notes so sold, transferred or disposed of immediately after such sale, transfer or disposition and
                  (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other person, if permitted by the Company) to whom such transfer is made shall advise the Auction Agent of such transfer.

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

                          DESCRIPTION OF CAPITAL STOCK

COMMON STOCK


         The Company's Charter authorizes the issuance of 100,000,000 shares of common stock, par value $0.001 per share ("common stock"). As of January 31, 2005, the Company had 14,744,095 shares of common stock outstanding. The Board of Directors may, without any action by the stockholders, amend the Company's charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Company has the authority to issue. All shares of common stock have equal rights to the payment of dividends and the distribution of assets upon liquidation. Shares of common stock will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Company's Charter and Bylaws," non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. At any time when Tortoise Notes are outstanding, common stockholders will not be entitled to receive any cash distributions from the Company unless all accrued interest on Tortoise Notes has been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Tortoise Notes would be at least 300% after giving effect to the distributions. At any time when MMP Shares are outstanding, common stockholders will not be entitled to receive any cash distributions from the Company unless all accrued dividends on MMP Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to MMP Shares would be at least 200% after giving effect to the distributions.


         The common stock is listed on the NYSE. The Company intends to hold annual meetings of stockholders so long as the common stock is listed on a national securities exchange and such meetings are required as a condition to such listing.

PREFERRED STOCK

         The Company's Charter authorizes the issuance of 10,000,000 shares of preferred stock, par value $.001 per share, with such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption, as determined by the Board of Directors, by action of the Board of Directors without the approval of the common stockholders. As of January 31, 2005, the Company had 1,400 MMP Shares outstanding with an aggregate liquidation preference of $35,000,000.


         The MMP Shares rank junior to the Tortoise Notes and any other Borrowings, on par with other preferred stock of the Company, if any, and senior to all common stock. Under the 1940 Act, the Company may only issue one class of senior equity securities. So long as MMP Shares are outstanding, additional issuances of preferred stock must be of the same class as outstanding MMP Shares and will have no preference or priority over the MMP Shares upon the distribution of assets of the Company. It is expected that any additional issuance of preferred stock would be additional series of MMP Shares. The MMP Shares are not convertible into shares of common stock or other stock of the Company, have no preemptive rights, and are not subject to any sinking fund. The MMP Shares are subject to optional and mandatory redemption under certain circumstances. Any redemption or purchase of preferred stock by the Company will reduce the leverage applicable to the common stock, while any resale of preferred stock by the Company will increase that leverage.


         Distribution Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of preferred stock would be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per share plus accumulated and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred stock will not be entitled to any further participation in any distribution of assets by the Company.

         Voting Rights. Except as otherwise indicated in the Charter or Bylaws, or as otherwise required by applicable law, holders of preferred stock have one vote per share and vote together with holders of common stock as a single class.

         The 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two directors at all times. The remaining directors will be elected by holders of common stock and preferred stock, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any shares of preferred stock have the right to elect a majority of the directors at any time two years' accumulated dividends on any preferred stock are unpaid. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of shares of any outstanding preferred stock, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred stock, and
(ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Company's Charter and Bylaws." As a result of these voting rights, the Company's ability to take any such actions may be impeded to the extent that any shares of its preferred stock are outstanding.

         The affirmative vote of the holders of a majority of the outstanding preferred stock, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred stock so as to affect materially and adversely such preferences, rights or powers. The class vote of holders of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.

         Except in an auction in which the MMP Shares are traded, the Company will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any MMP Share, so long as the Company is current in the payment of dividends on the MMP Shares and on any other shares of the Company ranking on a parity with the MMP Shares with respect to the payment of dividends or upon liquidation.

            CERTAIN PROVISIONS IN THE COMPANY'S CHARTER AND BYLAWS

         The following description of certain provisions of the Charter and Bylaws is only a summary. For a complete description, please refer to the Charter and Bylaws, which have been filed as exhibits to the Company's registration statement.

         The Charter and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of the Company, causing it to engage in certain transactions or modifying its structure. These provisions may be regarded as "anti-takeover" provisions. The holders of Tortoise Notes have no voting rights, except to the extent required by law or as otherwise provided in the Indenture relating to the acceleration of maturity upon the occurrence and continuance of an event of default.

CLASSIFICATION OF THE BOARD OF DIRECTORS; ELECTION OF DIRECTORS

         The Charter provides that the number of directors may be established only by the Board of Directors pursuant to the Bylaws, but may not be less than one. The Bylaws provide that the number of directors may not be greater than nine. Subject to any applicable limitations of the 1940 Act, any vacancy may be filled, at any regular meeting or at any special meeting of stockholders called for that purpose, only by a majority of the remaining directors, even if those remaining directors do not constitute a quorum. Pursuant to the Charter, the Board of Directors is divided into three classes: Class I, Class II and Class III. The initial terms of Class I, Class II and Class III directors will expire in 2005, 2006 and 2007, respectively. Beginning in 2005, upon the expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualified. Holders of Tortoise Notes do not have any right with respect to the election of directors. Beginning in 2006 and each year thereafter, only one class of directors will be elected by the stockholders. The classification of the Board of Directors should help to assure the continuity and stability of the Company's strategies and policies as determined by the Board of Directors.

         The classified Board provision could have the effect of making the replacement of incumbent directors more time-consuming and difficult. At least two annual meetings of stockholders, instead of one, generally will be required to effect a change in a majority of the Board of Directors. Thus, the classified Board provision could increase the likelihood that incumbent directors will retain their positions. The staggered terms of directors may delay, defer or prevent a change in control of the Board, even though a change in control might be in the best interests of the stockholders.

REMOVAL OF DIRECTORS

         The Charter provides that a director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors. This provision, when coupled with the provision in the Bylaws authorizing only the Board of Directors to fill vacant directorships, precludes stockholders from removing incumbent directors, except for cause and by a substantial affirmative vote, and filling the vacancies created by the removal with nominees of stockholders.

AMENDMENT TO THE CHARTER AND BYLAWS

         The Charter provides that amendments to the Charter must be declared advisable by the Board of Directors and generally approved by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Certain provisions of the Charter, including its provisions on classification of the Board of Directors, election and removal of directors and conversion of the Company to an open-end investment company, may be amended only by the affirmative vote of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on the matter. However, if such a proposal is approved by at least two-thirds of the continuing directors (in addition to approval by the full Board of Directors), such proposal may be approved by a majority of the votes entitled to be cast on such matter. The Board of Directors has the exclusive power to adopt, alter or repeal any provision of the Bylaws and to make new Bylaws.

DISSOLUTION OF THE COMPANY

         The Charter provides that any proposal to liquidate or dissolve the Company requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such a proposal is approved by at least two-thirds of the continuing directors (in addition to approval by the full Board), such proposal may be approved by a majority of the votes entitled to be cast on such matter.

ADVANCE NOTICE OF DIRECTOR NOMINATIONS AND NEW BUSINESS

         The Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only
(1) pursuant to notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in the Company's notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to notice of the meeting by the Company, (2) by the Board of Directors, or (3) provided that the Board of Directors has determined that Directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

                           FEDERAL INCOME TAX MATTERS

         The following is a general summary of certain federal income tax considerations affecting the Company and Beneficial Owners of Tortoise Notes. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to Beneficial Owners in light of their particular circumstances or who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, tax-exempt investors, individual retirement accounts, certain tax-deferred accounts, and foreign investors. Unless otherwise noted, this discussion assumes that Beneficial Owners are U.S. persons and hold Tortoise Notes as capital assets. More detailed information regarding the federal income tax consequences of investing in the Company is in the Statement of Additional Information.

FEDERAL INCOME TAX TREATMENT OF THE COMPANY

         The Company will be treated as a corporation for federal and state income tax purposes. Thus, the Company will be obligated to pay federal and state income tax on its taxable income. The Company intends to invest its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, the Company will have to report its allocable share of the MLP's taxable income in computing its taxable income. Based upon the Company's review of the historic results of the type of MLPs in which the Company intends to invest, the Company expects that the cash flow received by the Company with respect to its MLP investments will exceed the taxable income allocated to the Company. There is no assurance that the Company's expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there will be greater tax expense borne by the Company and less cash available to make required interest, principal and redemption payments to Beneficial Owners of Tortoise Notes. In addition, the Company will take into account in its taxable income amounts of gain or loss recognized on the sale of MLP interests. Currently, the maximum regular federal income tax rate for a corporation is 35%. The Company may be subject to a 20% federal alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Company's regular federal income tax.

         The Company will not be treated as a regulated investment company under the Internal Revenue Code. The Internal Revenue Code generally provides that a regulated investment company does not pay an entity level income tax, provided that it distributes all or substantially all of its income and capital gains. The regulated investment company taxation rules have no application to the Company or to stockholders of the Company.

FEDERAL INCOME TAX TREATMENT OF HOLDERS OF TORTOISE NOTES

         Under present law, the Company is of the opinion that Tortoise Notes will constitute indebtedness of the Company for federal income tax purposes, which the below discussion assumes. The Company intends to treat all payments made with respect to the Tortoise Notes consistent with this characterization.

         Taxation of Interest. Payments or accruals of interest on Tortoise Notes generally will be taxable to you as ordinary interest income at the time such interest is received (actually or constructively) or accrued, in accordance with your regular method of accounting for federal income tax purposes.

         Purchase, Sale and Redemption of Tortoise Notes. Initially, your tax basis in Tortoise Notes acquired generally will be equal to your cost to acquire such Tortoise Notes. This basis will increase by the amounts, if any, that you are required to include in income under the rules governing market discount, and will decrease by the amount of any amortized premium on such Tortoise Notes, as discussed below. When you sell or exchange any of your Tortoise Notes, or if any of your Tortoise Notes are redeemed, you generally will recognize gain or loss equal to the difference between the amount you realize on the transaction (less any accrued and unpaid interest, which will be subject to tax in the manner described above under "Taxation of Interest") and your tax basis in the Tortoise Notes relinquished.

         Except as discussed below with respect to market discount, the gain or loss that you recognize on the sale, exchange or redemption of any of your Tortoise Notes generally will be capital gain or loss. Such gain or loss will generally be long-term capital gain or loss if the disposed Tortoise Notes were held for more than one year and will be short-term capital gain or loss if the disposed Tortoise Notes were held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to tax at a lower rate (currently a maximum rate of 15% although this rate will increase to 20% after 2008) than net short-term capital gain or ordinary income (currently a maximum rate of 35%). A holder's ability to deduct capital losses may be limited.

         Amortizable Premium. If you purchase Tortoise Notes at a cost greater than their stated principal amount, plus accrued interest, you will be considered to have purchased the Tortoise Notes at a premium, and you generally may elect to amortize this premium as an offset to interest income, using a constant yield method, over the remaining term of the Tortoise Notes. If you make the election to amortize the premium, it generally will apply to all debt instruments that you hold at the time of the election, as well as any debt instruments that you subsequently acquire. In addition, you may not revoke the election without the consent of the Internal Revenue Service ("IRS"). If you elect to amortize the premium, you will be required to reduce your tax basis in the Tortoise Notes by the amount of the premium amortized during your holding period. If you do not elect to amortize premium, the amount of premium will be included in your tax basis in the Tortoise Notes. Therefore, if you do not elect to amortize the premium and you hold the Tortoise Notes to maturity, you generally will be required to treat the premium as a capital loss when the Tortoise Notes are redeemed.

         Market Discount. If you purchase Tortoise Notes at a price that reflects a "market discount," any principal payments on, or any gain that you realize on the disposition of the Tortoise Notes generally will be treated as ordinary interest income to the extent of the market discount that accrued on the Tortoise Notes during the time you held such Tortoise Notes. "Market discount" is defined under the Internal Revenue Code as, in general, the excess of the stated redemption price at maturity over the purchase price of the note, except that if the market discount is less than 0.25% of the stated redemption price at maturity multiplied by the number of complete years to maturity, the market discount is considered to be zero. In addition, you may be required to defer the deduction of all or a portion of any interest paid on any indebtedness that you incurred or continued to purchase or carry the Tortoise Notes that were acquired at a market discount. In general, market discount will be treated as accruing ratably over the term of the Tortoise Notes, or, at your election, under a constant yield method.

         You may elect to include market discount in gross income currently as it accrues (on either a ratable or constant yield basis), in lieu of treating a portion of any gain realized on a sale of the Tortoise Notes as ordinary income. If you elect to include market discount on a current basis, the interest deduction deferral rule described above will not apply. If you do make such an election, it will apply to all market discount debt instruments that you acquire on or after the first day of the first taxable year to which the election applies. This election may not be revoked without the consent of the IRS.

INFORMATION REPORTING AND BACKUP WITHHOLDING

         In general, information reporting requirements will apply to payments of principal, interest, and premium, if any, paid on Tortoise Notes and to the proceeds of the sale of Tortoise Notes paid to U.S. holders other than certain exempt recipients (such as certain corporations). Information reporting generally will apply to payments of interest on the Tortoise Notes to non-U.S. Holders and the amount of tax, if any, withheld with respect to such payments. Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which the non-U.S. Holder resides under the provisions of an applicable income tax treaty. In addition, for non-U.S. Holders, information reporting will apply to the proceeds of the sale of Tortoise Notes within the United States or conducted through United States-related financial intermediaries unless the certification requirements described below have been complied with and the statement described below in "Taxation of Non-U.S. Holders" has been received (and the payor does not have actual knowledge or reason to know that the holder is a United States person) or the holder otherwise establishes an exemption.

         The Company may be required to withhold, for U.S. federal income tax purposes, a portion of all taxable payments (including redemption proceeds) payable to holders of Tortoise Notes who fail to provide the Company with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if the Company has been so notified). Certain corporate and other shareholders specified in the Internal Revenue Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the holder's U.S. federal income tax liability provided the appropriate information is furnished to the IRS. If you are a non-U.S. Holder, you may have to comply with certification procedures to establish your non-U.S. status in order to avoid backup withholding tax requirements. The certification procedures required to claim the exemption from withholding tax on interest income described below will satisfy these requirements.

TAXATION OF NON-U.S. HOLDERS

         If you are a non-resident alien individual or a foreign corporation (a "non-U.S. Holder"), the payment of interest on the Tortoise Notes generally will be considered "portfolio interest" and thus generally will be exempt from United States federal withholding tax. This exemption will apply to you provided that
(i) interest paid on the Tortoise Notes is not effectively connected with your conduct of a trade or business in the United States, (ii) you are not a bank whose receipt of interest on the Tortoise Notes is described in Section 881(c)(3)(A) of the Internal Revenue Code, (iii) you do not actually or constructively own 10 percent or more of the combined voting power of all classes of the Company's stock entitled to vote, (iv) you are not a controlled foreign corporation that is related, directly or indirectly to the Company through stock ownership, and (v) you satisfy the certification requirements described below.

         To satisfy the certification requirements, either (1) the holder of any Tortoise Notes must certify, under penalties of perjury, that such holder is a non-U.S. person and must provide such owner's name, address and taxpayer identification number, if any, on IRS Form W-8BEN, or (2) a securities clearing organization, bank or other financial institution that holds customer securities in the ordinary course of its trade or business and holds the Tortoise Notes on behalf of the holder thereof must certify, under penalties of perjury, that it has received a valid and properly executed IRS Form W-8BEN from the beneficial holder and comply with certain other requirements. Special certification rules apply for Tortoise Notes held by a foreign partnership and other intermediaries.

         Interest on Tortoise Notes received by a non-U.S. Holder which is not excluded from U.S. federal withholding tax under the portfolio interest exemption as described above generally will be subject to withholding at a 30% rate, except where a non-U.S. Holder can claim the benefits of an applicable tax treaty to reduce or eliminate such withholding tax and such non-U.S. Holder provides the Company with a properly executed IRS Form W-8BEN claiming such exemption or reduction.

         Any capital gain that a non-U.S. Holder realizes on a sale, exchange or other disposition of Tortoise Notes generally will be exempt from United States federal income tax, including withholding tax. This exemption will not apply to you if your gain is effectively connected with your conduct of a trade or business in the U.S. or you are an individual holder and are present in the U.S. for 183 days or more in the taxable year of the disposition and either your gain is attributable to an office or other fixed place of business that you maintain in the U.S. or you have a tax home in the United States.

                    ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT,
                     PAYING AGENT, TRUSTEE AND AUCTION AGENT

         The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company's administrator. The Company will pay the administrator a monthly fee computed at an annual rate of 0.07% of the first $300 million of the Company's Managed Assets, 0.06% on the next $500 million of Managed Assets and 0.04% on the balance of the Company's Managed Assets, subject to a minimum annual fee of $45,000.

         Computershare Investor Services, LLC serves as the Company's transfer agent and dividend paying agent of common shares.

         U.S. Bank N.A. serves as the Company's custodian. The Company will pay the custodian a monthly fee computed at an annual rate of 0.015% on the first $100 million of the Company's Managed Assets and 0.01% on the balance of the Company's Managed Assets, subject to a minimum annual fee of $4,800.

         BNY Midwest Trust Company is the Trustee under the Indenture and acts as transfer agent, registrar, paying agent and redemption agent with respect to the Tortoise Notes. The Bank of New York serves as the Auction Agent with respect to the Tortoise Notes.

                                  UNDERWRITING

         Lehman Brothers Inc. and Stifel, Nicolaus & Company, Incorporated are acting as underwriters in this offering (the "Underwriters"). Subject to the terms and conditions contained in the underwriting agreement by and among the Underwriters, the Adviser and the Company, dated the date of this Prospectus (a copy of which is filed as an exhibit to the registration statement of which this Prospectus is a part), the Underwriters have agreed to purchase from the Company, and the Company has agreed to sell to the Underwriters, the principal amount of Series C Tortoise Notes offered hereby.

         The underwriting agreement provides that the Underwriters are obligated to purchase, subject to certain conditions, all of the Series C Tortoise Notes being offered if any are purchased. The conditions contained in the underwriting agreement include requirements that (1) the representations and warranties made by the Company and the Adviser to the Underwriters are true, (2) there has been no material change in the financial markets, and (3) the Company and the Adviser deliver customary closing documents to the Underwriters.

         After the first Auction that includes Series C Tortoise Notes issued pursuant to this Prospectus, payment by each purchaser of Series C Tortoise Notes sold through the Auction will be made in accordance with the procedures described under "The Auction."

DISCOUNTS AND COMMISSIONS


         The Underwriters have advised the Company that they propose to offer the Series C Tortoise Notes directly to the public at the public offering price presented on the cover page of this Prospectus less an underwriting discount and commission equal to $250 per note which is equal to 1.0% of the initial offering price. Investors must pay for any Tortoise Notes purchased on or before April 11, 2005. After the offering, the Underwriters may change the price at which they re-offer the notes to dealers and other selling terms.


INDEMNIFICATION

         The Company and the Adviser have agreed to indemnify the Underwriters against certain liabilities relating to this offering, including liabilities under the 1933 Act and liabilities arising from breaches of the representations and warranties contained in the underwriting agreement and to contribute to payments that the Underwriters may be required to make for those liabilities; provided that such indemnification shall not extend to any liability or action resulting directly from the gross negligence or willful misconduct of the Underwriters.

LISTING

         The Tortoise Notes will not be listed on an exchange or automated quotation system. Broker-Dealers may maintain a secondary trading market in the Tortoise Notes outside of Auctions; however, they have no obligation to do so, and there can be no assurance that a secondary market for the Tortoise Notes will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price will be subject to variables to be determined at the time of the trade by such Broker-Dealers). The Underwriters are not obligated to make a market in the Tortoise Notes between Auctions and the market making may be discontinued at any time at their sole discretion.

ELECTRONIC DISTRIBUTION

         A Prospectus in electronic format may be made available on the Internet sites or through other online services maintained by the Underwriters or their affiliates. In those cases, prospective investors may view offering terms online and prospective investors may be allowed to place orders online. The Underwriters may allocate a specific number of shares for sale to online brokerage account holders. Any such allocation for online distributions will be made by the representative on the same basis as other allocations.

         Other than the Prospectus in electronic format, the information on the Underwriters' web sites and any information contained in any other web site maintained by the Underwriters is not part of the Prospectus or the registration statement of which this Prospectus forms a part, has not been approved and/or endorsed by the Company and should not be relied upon by investors.

CERTAIN RELATIONSHIPS AND FEES

         To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the Company anticipates that the Underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of the Company's portfolio transactions after the Underwriters have ceased to be the Underwriters and, subject to certain restrictions, each may act as a broker while it is an Underwriter. The Company anticipates that the Underwriters or one of their affiliates may from time to time act in Auctions as a Broker-Dealer or dealer and receive fees as described under "Description of the Tortoise Notes."

ADDRESS

         Lehman Brothers Inc.'s principal office is located at 745 Seventh Avenue, New York, New York 10019.

         Stifel, Nicolaus & Company, Incorporated's principal office is located at 501 North Broadway, St. Louis, Missouri 63102.

                                 LEGAL OPINIONS

         Certain legal matters in connection with the Tortoise Notes offered hereby will be passed upon for the Company by Vedder, Price, Kaufman & Kammholz, P.C., Chicago, Illinois, and for the Underwriters by Morrison & Foerster LLP, New York, New York. Vedder, Price, Kaufman & Kammholz, P.C. and Morrison & Foerster LLP may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland.

                          INTELLECTUAL PROPERTY RIGHTS

         A patent application has been filed with the United States Patent and Trademark Office describing the Adviser's systems and methods for managing a portfolio of MLPs. There is no assurance that the patent will ultimately be granted. The scope of the patent, if granted, is not known at this time and will not necessarily preclude other firms from developing and operating a portfolio of MLPs.

                              AVAILABLE INFORMATION

         The Company is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and is required to file reports, proxy statements and other information with the Commission. These documents can be inspected and copied for a fee at the Commission's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549. Reports, proxy statements, and other information about the Company can be inspected at the offices of the Commission.

         This Prospectus does not contain all of the information in the Company's registration statement, including amendments, exhibits, and schedules. Statements in this Prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

         Additional information about the Company and Tortoise Notes can be found in the Company's Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the Commission. The Commission maintains a web site (http://www.sec.gov) that contains the Company's Registration Statement, other documents incorporated by reference, and other information the Company has filed electronically with the Commission, including proxy statements and reports filed under the Securities Exchange Act of 1934.

                                TABLE OF CONTENTS
                   FOR THE STATEMENT OF ADDITIONAL INFORMATION


Use of Proceeds..............................................................S-1
Investment Limitations.......................................................S-1
Investment Objective and Principal Investment Strategies.....................S-3
Management of the Company...................................................S-16
Net Asset Value.............................................................S-25
Portfolio Transactions......................................................S-26
Additional Information Concerning the Auction...............................S-27
Certain Federal Income Tax Matters..........................................S-29
Proxy Voting Policies.......................................................S-34
Independent Registered Public Accounting Firm...............................S-35
Custodian...................................................................S-35
Internal Accountant.........................................................S-36
Additional Information......................................................S-36
Report of Independent Registered Public Accounting Firm.....................S-37
Financial Statements.........................................................F-1
Appendix A - Summary of Certain Provisions of the Indenture..................A-1
Appendix B - Tortoise Notes Auction Procedures...............................B-1
Appendix C - Rating of Investments...........................................C-1

================================================================================









                                  $55,000,000
                                 TORTOISE ENERGY
                           INFRASTRUCTURE CORPORATION


                  AUCTION RATE SENIOR NOTES ("TORTOISE NOTES")
                    $55,000,000 SERIES C, DUE APRIL 10, 2045
                              ____________________



                                   PROSPECTUS

                                  APRIL 7, 2005

                              ____________________


                                 LEHMAN BROTHERS
                           STIFEL, NICOLAUS & COMPANY
                                  INCORPORATED

                                                                 (TORTOISE LOGO)


                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                       STATEMENT OF ADDITIONAL INFORMATION

         Tortoise Energy Infrastructure Corporation, a Maryland corporation (the "Company"), is a nondiversified, closed-end management investment company that commenced operations in February 2004.

         This Statement of Additional Information relates to the Company's offering of Series C auction rate senior notes. Series C notes, together with Series A and Series B notes previously offered, are referred to as "Tortoise Notes." Individual series of Tortoise Notes are referred to as a "series." Except as described herein, the Series C Tortoise Notes are offered on the same terms as previously offered series. This Statement of Additional Information does not constitute a prospectus, but should be read in conjunction with the Company's Prospectus relating thereto dated April 7, 2005. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Tortoise Notes. Investors should obtain and read the Company's Prospectus prior to purchasing Tortoise Notes. A copy of the Company's Prospectus may be obtained without charge by calling (888) 728-8784. You also may obtain a copy of the Company's Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus. This Statement of Additional Information is dated April 7, 2005.

                                TABLE OF CONTENTS

                                                                           PAGE


Use of Proceeds..............................................................S-1
Investment Limitations.......................................................S-1
Investment Objective and Principal Investment Strategies.....................S-3
Management of the Company...................................................S-16
Net Asset Value.............................................................S-25
Portfolio Transactions......................................................S-26
Additional Information Concerning the Auction...............................S-27
Certain Federal Income Tax Matters..........................................S-29
Proxy Voting Policies.......................................................S-34
Independent Registered Public Accounting Firm...............................S-35
Custodian...................................................................S-35
Internal Accountant.........................................................S-36
Additional Information......................................................S-36
Report of Independent Registered Public Accounting Firm.....................S-37
Financial Statements.........................................................F-1
Appendix A - Summary of Certain Provisions of the Indenture..................A-1
Appendix B - Tortoise Notes Auction Procedures...............................B-1
Appendix C - Rating of Investments...........................................C-1

                                 USE OF PROCEEDS


         The net proceeds of the offering of the Series C Tortoise Notes (the "Offering") will be approximately $54,000,000 after payment of the underwriting discounts and commissions and estimated offering costs. The Company anticipates that it will be able to invest substantially all of the net proceeds in securities that meet its investment objective and policies within approximately three months after completion of the Offering. Because of the investment opportunities presented by restricted MLP securities and the limited trading volume of certain publicly traded MLP securities, the Company often relies on direct placements to acquire portfolio securities. To the extent direct placement opportunities are not available, the Company would have to acquire such securities on the open market, which could take longer than the three-month period following this Offering. Pending investment in securities that meet the Company's investment objective, the Company anticipates that the proceeds will be invested in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term money market instruments.


                             INVESTMENT LIMITATIONS

         This section supplements the disclosure in the Prospectus and provides additional information on the Company's investment limitations. Investment limitations identified as fundamental may not be changed without the approval of the holders of a majority of the Company's outstanding voting securities (which for this purpose and under the Investment Company Act of 1940, as amended (the "1940 Act"), means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares).

         Investment limitations stated as a maximum percentage of the Company's assets are only applied immediately after, and because of, an investment or a transaction by the Company to which the limitation is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Company's investment limitations. All limitations that are based on a percentage of total assets include assets obtained through leverage.

FUNDAMENTAL INVESTMENT LIMITATIONS

         The following are the Company's fundamental investment limitations set forth in their entirety. The Company may not:

                  (1) issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

                  (2) borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

                  (3) make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

                  (4) concentrate (invest 25% or more of total assets) its investments in any particular industry, except that the Company will concentrate its assets in the group of industries constituting the energy infrastructure sector;

                  (5) underwrite securities issued by others, except to the extent that the Company may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), in the disposition of restricted securities held in its portfolio;

                  (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that the Company may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

                  (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that the Company may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

         All other investment policies of the Company are considered nonfundamental and may be changed by the Board of Directors of the Company (the "Board") without prior approval of the Company's outstanding voting shares.

NONFUNDAMENTAL INVESTMENT POLICIES

         The Company has adopted the following nonfundamental policies:

         (1) Under normal circumstances, the Company will invest at least 90% of its total assets in securities of energy infrastructure companies.

         (2) Under normal circumstances, the Company will invest at least 70% of its total assets in equity securities issued by master limited partnerships ("MLPs").

         (3) The Company may invest up to 30% of its total assets in restricted securities, primarily through direct placements. Subject to this policy, the Company may invest without limitation in illiquid securities. The types of direct placements that the Company may purchase include MLP convertible subordinated units, MLP common units and securities of private energy infrastructure companies (i.e., non-MLPs). Investments in private companies that do not have any publicly traded shares or units are limited to 5% of the Company's total assets.

         (4) The Company may invest up to 25% of its total assets in debt securities of energy infrastructure companies, including securities rated below investment grade (commonly referred to as "junk bonds"). Below investment grade debt securities will be rated at least B3 by Moody's Investors Service, Inc. ("Moody's") and at least B- by Standard & Poor's Ratings Group ("S&P") at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by the Adviser.

         (5) The Company will not invest more than 10% of its total assets in any single issuer.

         (6)      The Company will not engage in short sales.

         Currently under the 1940 Act, the Company is not permitted to incur indebtedness unless immediately after such borrowing the Company has asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Company's total assets). Additionally, currently under the 1940 Act, the Company may not declare any dividend or other distribution upon its common or preferred stock, or purchase any such stock, unless the aggregate indebtedness of the Company has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Currently under the 1940 Act, the Company is not permitted to issue preferred stock unless immediately after such issuance the Company has asset coverage of at least 200% of the liquidation value of the outstanding preferred stock (i.e., such liquidation value may not exceed 50% of the value of the Company's total assets). In addition, currently under the 1940 Act, the Company is not permitted to declare any cash dividend or other distribution on its common stock unless, at the time of such declaration, the Company's total assets less liabilities and indebtedness not represented by senior securities (determined after deducting the amount of such dividend or distribution) are at least 200% of such liquidation value.

         Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Both transactions involving indebtedness and any preferred stock issued by the Company would be considered senior securities under the 1940 Act, and as such, are subject to the asset coverage requirements discussed above.

         Currently under the 1940 Act, the Company is not permitted to lend money or property to any person, directly or indirectly, if such person controls or is under common control with the Company, except for a loan from the Company to a company which owns all of the outstanding securities of the Company. Currently, under interpretative positions of the staff of the SEC, the Company may not have on loan at any given time securities representing more than one-third of its total assets.

         The Company interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Company, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

         The Company interprets its policy with respect to concentration to include energy infrastructure companies, as defined in the Prospectus and below. See "Investment Objective and Principal Investment Strategies."

         Under the 1940 Act, the Company may, but does not intend to, invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Company will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Company's advisory fees and other expenses with respect to assets so invested. Holders of common stock would therefore be subject to duplicative expenses to the extent the Company invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the Prospectus. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. A material decline in net asset value may impair the Company's ability to maintain asset coverage on Tortoise Notes or to make interest or principal payments thereon.

            INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

         The Prospectus presents the investment objective and the principal investment strategies and risks of the Company. This section supplements the disclosure in the Company's Prospectus and provides additional information on the Company's investment policies, strategies and risks. Restrictions or policies stated as a maximum percentage of the Company's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Company's restrictions and policies.

         The Company's investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. For purposes of the Company's investment objective, total return includes capital appreciation of, and all distributions received from, securities in which the Company will invest regardless of the tax character of the distribution. There is no assurance that the Company will achieve its objective. The investment objective and the investment policies discussed below are nonfundamental. The Board of the Company may change the investment objective, or any policy or limitation that is not fundamental, without a stockholder vote. Stockholders will receive at least 60 days' prior written notice of any change to the nonfundamental investment policy of investing at least 90% of total assets in energy infrastructure companies. Unlike most other investment companies, the Company will not be treated as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). Therefore, the Company will be taxed as a regular "C" corporation and will be subject to federal and applicable state corporate income taxes.

         Under normal circumstances, the Company invests at least 90% of total assets (including assets obtained through leverage) in securities of energy infrastructure companies. Energy infrastructure companies engage in the business of transporting, processing, storing, distributing or marketing natural gas, natural gas liquids (primarily propane), coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. Companies that provide energy-related services to the foregoing businesses also are considered energy infrastructure companies, if they derive at least 50% of revenues from the provision of energy-related services to such companies. The Company invests at least 70% of its total assets in a portfolio of equity securities of energy infrastructure companies that are MLPs that the Adviser believes offer attractive distribution rates and capital appreciation potential. MLP equity securities (known as "units") currently consist of common units, convertible subordinated units and pay-in-kind units or I-Shares ("I-Shares"). The Company also may invest in other securities, consistent with its investment objective and fundamental and nonfundamental policies.

         The following pages contain more detailed information about the types of issuers and instruments in which the Company may invest, strategies the Adviser may employ in pursuit of the Company's investment objective and a discussion of related risks. The Adviser may not buy these instruments or use these techniques unless it believes that doing so will help the Company achieve its objective.

ENERGY INFRASTRUCTURE COMPANIES

         For purposes of the Company's policy of investing 90% of its total assets in securities of energy infrastructure companies, an energy infrastructure company is one that derives each year at least 50% of its gross income from "Qualifying Income" under Section 7704 of the Internal Revenue Code or one that derives at least 50% of its revenues from the provision of services directly related to the generation of Qualifying Income. Qualifying Income is defined as any income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil or products thereof), or the marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber).

         Energy infrastructure MLPs are limited partnerships that derive each year at least 90% of their gross income from Qualifying Income and are taxed as partnerships, thereby, eliminating federal income tax at the entity level. The business of energy infrastructure MLPs is affected by supply and demand for energy commodities because most MLPs derive revenue and income based upon the volume of the underlying commodity transported, processed, distributed, and/or marketed. Specifically, processing and coal MLPs may be directly affected by energy commodity prices. Propane MLPs own the underlying energy commodity, and therefore have direct exposure to energy commodity prices, although the Adviser seeks high quality MLPs that are able to mitigate or manage direct margin exposure to commodity prices. Pipeline MLPs have indirect commodity exposure to oil and gas price volatility because although they do not own the underlying energy commodity, the general level of commodity prices may affect the volume of the commodity the MLP delivers to its customers and the cost of providing services such as distributing natural gas liquids. The MLP sector in general could be hurt by market perception that MLP's performance and valuation are directly tied to commodity prices.

         Energy infrastructure companies (other than most pipeline MLPs) do not operate as "public utilities" or "local distribution companies," and therefore are not subject to rate regulation by state or federal utility commissions. However, energy infrastructure companies may be subject to greater competitive factors than utility companies, including competitive pricing in the absence of regulated tariff rates, which could cause a reduction in revenue and which could affect adversely profitability. Most pipeline MLPs are subject to government regulation concerning the construction, pricing and operation of pipelines. Pipeline MLPs are able to set prices (rates or tariffs) to cover operating costs, depreciation and taxes, and provide a return on investment. These rates are monitored by the Federal Energy Regulatory Commission (FERC) which seeks to ensure that consumers receive adequate and reliable supplies of energy at the lowest possible price while providing energy suppliers and transporters a just and reasonable return on capital investment and the opportunity to adjust to changing market conditions.

         Energy infrastructure MLPs in which the Company will invest generally can be classified in the following categories:

                  Pipeline MLPs. Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Revenue is derived from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, most pipeline MLPs have limited direct commodity price exposure because they do not own the product being shipped.

                  Processing MLPs. Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids ("NGLs"). Revenue is derived from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.

                  Propane MLPs. Propane MLPs are distributors of propane to homeowners for space and water heating. Revenue is derived from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70% of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.

                  Coal MLPs. Coal MLPs own, lease and manage coal reserves. Revenue is derived from production and sale of coal, or from royalty payments related to leases to coal producers. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand. Coal MLPs are subject to operating and production risks, such as: the MLP or a lessee meeting necessary production volumes; federal, state and local laws and regulations which may limit the ability to produce coal; the MLP's ability to manage production costs and pay mining reclamation costs; and the effect on demand that the Clean Air Act standards have on coal-end users.

         MLPs typically achieve distribution growth by internal and external means. MLPs achieve growth internally by experiencing higher commodity volume driven by the economy and population, and through the expansion of existing operations including increasing the use of underutilized capacity, pursuing projects that can leverage and gain synergies with existing infrastructure and pursuing so called "greenfield projects." External growth is achieved by making accretive acquisitions. While opportunities for growth by acquisition appear abundant based on current market conditions, especially for smaller MLPs, the Adviser expects MLPs to grow primarily through internal means.

         MLPs are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. Such laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. Energy infrastructure MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may affect adversely their results of operations.

         MLPs operating interstate pipelines and storage facilities are subject to substantial regulation by FERC, which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquefied natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.

         Energy infrastructure MLPs may be subject to liability relating to the release of substances into the environment, including liability under federal "SuperFund" and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of energy infrastructure MLPs.

         Energy infrastructure MLPs are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition which takes market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain MLPs upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of MLPs to successfully integrate recent or future acquisitions; and the general level of the economy.

         Although the Company emphasizes investments in MLPs, it also may invest in energy infrastructure companies that are not organized as MLPs. Non-MLP companies may include companies that operate energy assets but which are organized in corporate rather than in partnership form. Generally, the partnership form is more suitable for companies that operate assets which generate more stable cash flows. Companies that operate "midstream" assets (e.g., transporting, processing, storing, distributing and marketing) tend to generate more stable cash flows than those that engage in exploration and development or delivery of products to the end consumer. Non-MLP companies also may include companies that provide services directly related to the generation of income from energy-related assets, such as oil drilling services, pipeline construction and maintenance, and compression services.

         The energy industry and particular energy infrastructure companies may be affected adversely by possible terrorist attacks, such as the attacks that occurred on September 11, 2001. It is possible that facilities of energy infrastructure companies, due to the critical nature of their energy businesses to the United States, could be direct targets of terrorist attacks or be affected indirectly by attacks on others. They may incur significant additional costs in the future to safeguard their assets. In addition, changes in the insurance markets after September 11, 2001 may make certain types of insurance more difficult to obtain or obtainable only at significant additional cost. To the extent terrorism results in a lower level economic activity, energy consumption could be adversely affected, which would reduce revenues and impede growth. Terrorist or war related disruption of the capital markets could also affect the ability of energy infrastructure companies to raise needed capital.

MASTER LIMITED PARTNERSHIPS

         Under normal circumstances the Company invests at least 70% of its total assets in equity securities of MLPs. An MLP is an entity that is taxed as a partnership and that derives each year at least 90% of its gross income from Qualifying Income. An MLP is a limited partnership the interests in which (known as units) are traded on securities exchanges or over-the-counter. Organization as a partnership and compliance with the Qualifying Income rules eliminates federal income tax at the entity level.

         An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in a MLP, he or she becomes a limited partner.

         MLPs are formed in several ways. A nontraded partnership may decide to go public. Several nontraded partnerships may roll up into a single MLP. A corporation may spin-off a group of assets or part of its business into a MLP of which it is the general partner, to realize the assets' full value on the marketplace by selling the assets and using the cash proceeds received from the MLP to address debt obligations or to invest in higher growth opportunities, while retaining control of the MLP. A corporation may fully convert to a MLP, although since 1986 the tax consequences have made this an unappealing option for most corporations. Also, a newly formed company may operate as a MLP from its inception.

         The sponsor or general partner of an MLP, other energy companies, and utilities may sell assets to MLPs in order to generate cash to fund expansion projects or repay debt. The MLP structure essentially transfers cash flows generated from these acquired assets directly to MLP limited partner unit holders.

         In the case of an MLP buying assets from its sponsor or general partner the transaction is intended to be based upon comparable terms in the acquisition market for similar assets. To help insure that appropriate protections are in place, the board of the MLP generally creates an independent committee to review and approve the terms of the transaction. The committee often obtains a fairness opinion and can retain counsel or other experts to assist its evaluation. Since both parties normally have a significant equity stake in the MLP, both parties are aligned to see that the transaction is accretive and fair to the MLP.

         MLPs tend to pay relatively higher distributions than other types of companies and the Company intends to use these MLP distributions in an effort to meet its investment objective.

         As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. Although the percentages vary among MLPs, the general partner's marginal interest in distributions generally increases from 2% to 15% at the first designated distribution target level moving up to 25% and ultimately 50% as pre-established distribution per unit thresholds are met. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

         Because the MLP itself does not pay federal income tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash payment or other distributions from the MLP. An MLP typically makes quarterly cash distributions. Although they resemble corporate dividends, MLP distributions are treated differently for federal income tax purposes. The MLP distribution is treated as a return of capital to the extent of the investor's basis in his MLP interest and, to the extent the distribution exceeds the investor's basis in the MLP, capital gain. The investor's original basis is the price paid for the units. The basis is adjusted downwards with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of income and again.

         The partner generally will not incur federal income tax on distributions until (1) he sells his MLP units and pays tax on his gain, which gain is increased due to the basis decrease resulting from prior distributions; or (2) his basis reaches zero. When the units are sold, the difference between the sales price and the investor's adjusted basis is gain or loss for federal income tax purposes.

         For a further discussion and a description of MLP federal income tax matters, see the section entitled "Certain Federal Income Tax Matters."

THE COMPANY'S INVESTMENTS

         The types of securities in which the Company may invest include, but are not limited to, the following:


         Equity Securities. Consistent with its investment objective, the Company may invest up to 100% of its total assets in equity securities issued by energy infrastructure MLPs, including common units, convertible subordinated units, I-Shares and common units of limited liability companies ("LLCs") (each discussed below). The Company also may invest up to 30% of total assets in equity securities of non-MLPs.


         The value of equity securities will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. Equity securities risk will affect the Company's net asset value per share, which will fluctuate as the value of the securities held by the Company change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time. Other factors affect a particular stock's prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

         Investing in securities of smaller companies may involve greater risk than is associated with investing in more established companies. Smaller capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than larger more established companies.


         MLP Common Units. MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company's success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution ("MQD") prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP common unit holders have first right to the partnership's remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter.

         Limited Liability Company Common Units. Recently, some energy infrastructure companies in which the Company may invest have been organized as LLCs. Such LLCs are treated as MLPs for federal income tax purposes and, unless otherwise noted, the term MLP includes all entities that qualify as MLPs for federal income tax purposes regardless of their corporate form of organization. Consistent with its investment objective and policies, the Company may invest in common units or other securities of such LLCs. LLC common units represent an equity ownership interest in an LLC, entitling the holders to a share of the LLC's success through distributions and/or capital appreciation. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. LLC common unit holders generally have first right to a MQD prior to distributions to subordinated unit holders and typically have arrearage rights if the MQD is not met. In the event of liquidation, LLC common unit holders have first right to the LLC's remaining assets after bondholders, other debt holders and preferred unit holders, if any, have been paid in full. LLC common units trade on a national securities exchange or over-the-counter.

         In contrast to MLPs, LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights.


         MLP Convertible Subordinated Units. MLP convertible subordinated units typically are issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. The Company expects to purchase subordinated units in direct placements from such persons. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified MQD, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if it were converted into the underlying common units. Convertible subordinated units generally have similar voting rights to MLP common units.

         MLP I-Shares. I-Shares represent an indirect investment in MLP common units. I-Shares are equity securities issued by affiliates of MLPs, typically a limited liability company, that owns an interest in and manages the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer's assets consist exclusively of MLP common units. Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the cash distribution received by common unit holders of the MLP. Distributions to I-Share holders in the form of additional I-Shares are generally equal in amount to the I-Units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation, however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLP and are not subject to state income tax filing obligations solely as a result of holding such I-Shares. Distributions of I-Shares generally do not generate unrelated business taxable income for federal income tax purposes and are qualifying income for mutual fund investors.

         Debt Securities. The Company may invest up to 25% of its total assets in debt securities of energy infrastructure companies, including certain securities rated below investment grade ("junk bonds"). The Company's debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. If a security satisfies the Company's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Company will not be required to dispose of such security. If a downgrade occurs, the Adviser will consider what action, including the sale of such security, is in the best interest of the Company and its stockholders.

         Below Investment Grade Debt Securities. The Company may invest up to 25% of the Company's assets in below investment grade securities. The below investment grade debt securities in which the Company invests are rated from B3 to Ba1 by Moody's, from B- to BB+ by S&P's, are comparably rated by another nationally recognized rating agency or are unrated but determined by the Adviser to be of comparable quality.

         Investment in below investment grade securities involves substantial risk of loss. Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, investment in the Company is subject to the following specific risks:

         o increased price sensitivity to changing interest rates and to a deteriorating economic environment;

         o greater risk of loss due to default or declining credit quality;

         o adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

         o if a negative perception of the below investment grade debt market develops, the price and liquidity of below investment grade debt securities may be depressed. This negative perception could last for a significant period of time.

         Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade debt issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of below investment grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade securities for corporate financing. An economic downturn could affect severely the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, down-turns in profitability in specific industries, such as the energy infrastructure industry, could adversely affect the ability of below investment grade debt issuers in that industry to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Company's net asset value and the market value of its common stock. In addition, the Company may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Company may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Company would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

         The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Company's ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for below investment grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Company could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Company's net asset value.

         Because investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Company may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

         The Company will not invest in distressed, below investment grade securities (those that are in default or the issuers of which are in bankruptcy). If a debt security becomes distressed while held by the Company, the Company may be required to bear extraordinary expenses in order to protect and recover its investment if it is recoverable at all.

         See Appendix C to this Statement of Additional Information for a description of Moody's, Fitch Ratings ("Fitch")'s and S&P's ratings.

         Restricted, Illiquid and Thinly-Traded Securities. The Company may invest up to 30% of its total assets in restricted securities, primarily through direct placements of MLP securities. Restricted securities obtained by means of direct placement are less liquid than securities traded in the open market, therefore, the Company may not be able to readily sell such securities. Investments currently considered by the Adviser to be illiquid because of such restrictions include convertible subordinated units and certain direct placements of common units. Such securities are unlike securities that are traded in the open market and which can be expected to be sold immediately if the market is adequate. The sale price of securities that are not readily marketable may be lower or higher than the Company's most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of the Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, the Company may not be able to realize these securities' true value, or may have to delay their sale in order to do so.

         Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. The Adviser has the ability to deem restricted securities as liquid. To enable the Company to sell its holdings of a restricted security not registered under the 1933 Act, the Company may have to cause those securities to be registered. When the Company must arrange registration because the Company wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Company could sell it. The Company would bear the risks of any downward price fluctuation during that period.

         In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration, such as Rule 144A transactions. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

         Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that exist or may develop as a result of Rule 144A may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Company, however, could affect adversely the marketability of such portfolio securities and the Company might not be able to dispose of such securities promptly or at reasonable prices.

         The Company also may invest in securities that may not be restricted, but are thinly-traded. Although securities of certain MLPs trade on the NYSE, the AMEX, the Nasdaq National Market or other securities exchanges or markets, such securities may trade less than those of larger companies due to their relatively smaller capitalizations. Such securities may be difficult to dispose of at a fair price during times when the Company believes it is desirable to do so. Thinly-traded securities are also more difficult to value and the Adviser's judgment as to value will often be given greater weight than market quotations, if any exist. If market quotations are not available, thinly-traded securities will be valued in accordance with procedures established by the Board. Investment of the Company's capital in thinly-traded securities may restrict the Company's ability to take advantage of market opportunities. The risks associated with thinly-traded securities may be particularly acute in situations in which the Company's operations require cash and could result in the Company borrowing to meet its short term needs or incurring losses on the sale of thinly-traded securities.

         Commercial Paper. The Company may invest in commercial paper. Commercial paper is a debt obligation usually issued by corporations and may be unsecured or secured by letters of credit or a surety bond. Commercial paper usually is repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk.

         Asset-backed commercial paper is a debt obligation generally issued by a corporate-sponsored special purpose entity to which the corporation has contributed cash-flowing receivables like credit card receivables, auto and equipment leases, and other receivables. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper.

         U.S. Government Securities. The Company may invest in U.S. Government Securities. There are two broad categories of U.S. Government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.

         Examples of direct obligations of the U.S. Treasury are Treasury bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

         Some agency securities are backed by the full faith and credit of the United States and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

         Repurchase Agreements. The Company may enter into "repurchase agreements" backed by U.S. Government Securities. A repurchase agreement arises when the Company purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time the Company holds the security and that is not related to the coupon rate on the purchased security. Such agreements generally have maturities of no more than seven days and could be used to permit the Company to earn interest on assets awaiting long term investment. The Company requires continuous maintenance by the custodian for the Company's account in the Federal Reserve/Treasury Book-Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. Repurchase agreements maturing in more than seven days are considered illiquid securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Company could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Company seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

         Reverse Repurchase Agreements. The Company may enter into reverse repurchase agreements for temporary purposes with banks and securities dealers if the creditworthiness of the bank or securities dealer has been determined by the Adviser to be satisfactory. A reverse repurchase agreement is a repurchase agreement in which the Company is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

         At the time when the Company enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government Securities or other "high-grade" debt obligations) of the Company having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Company and held by the custodian throughout the period of the obligation. The use of reverse repurchase agreements by the Company creates leverage which increases the Company's investment risk. If the income and gains on securities purchased with the proceeds of these transactions exceed the cost, the Company's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or net asset value would decline faster than otherwise would be the case. The Company intends to enter into reverse repurchase agreements only if the income from the investment of the proceeds is greater than the expense of the transaction, because the proceeds are invested for a period no longer than the term of the reverse repurchase agreement.

         Margin Borrowing. Although it does not currently intend to, the Company may in the future use margin borrowing of up to 33 1/3% of total assets for investment purposes when the Adviser believes it will enhance returns. Any use of margin borrowing by the Company would be subject to the asset leverage requirements discussed earlier in this Statement of Additional Information. See "Investment Limitations." Margin borrowings by the Company create certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Company has borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Company could be subject to a "margin call," pursuant to which it must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the assets of the Company, it might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.

         Interest Rate Transactions. In an attempt to reduce the interest rate risk arising from the Company's leveraged capital structure, the Company may enter into interest rate transactions such as swaps, caps and floors. The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Company would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Company a variable rate payment that is intended to approximate the Company's variable rate payment obligation on any variable rate borrowings. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, the Company would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. In an interest rate floor, the Company would be entitled to receive, to the extent that a specified index falls below a predetermined interest rate, payments of interest on a notional principal amount from the party selling the interest rate floor. Depending on the state of interest rates in general, the Company's use of interest rate transactions could enhance or decrease Distributable Cash Flow available to the shares of common stock. To the extent there is a decline in interest rates, the value of the interest rate transactions could decline, and could result in a decline in the net asset value of the shares of the common stock. In addition, if the counterparty to an interest rate transaction defaults, the Company would not be able to use the anticipated net receipts under the interest rate transaction to offset the Company's cost of financial leverage.

         The Company has entered into interest rate swap transactions intended to hedge the Company's interest payment obligations under the currently outstanding Tortoise Notes (Series A and Series B) against material increases in interest rates through mid-July 2007. The Company's dividend payment obligations under the MMP Shares remain unhedged as of the date of this Statement of Additional Information.

         Delayed-Delivery Transactions. Securities may be bought and sold on a delayed-delivery or when-issued basis. These transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. The Company may receive fees or price concessions for entering into delayed-delivery transactions.

         When purchasing securities on a delayed-delivery basis, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with the Company's investments. If the Company remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the Company will set aside appropriate liquid assets in a segregated custodial account to cover the purchase obligations. When the Company has sold a security on a delayed-delivery basis, the Company does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Company could miss a favorable price or yield opportunity or suffer a loss.

         Securities Lending. The Company may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows the Company to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Adviser to be of good credit and legal standing. Furthermore, loans of securities will only be made if, in the Adviser's judgment, the consideration to be earned from such loans would justify the risk.

         The Adviser understands that it is the current view of the Commission staff that the Company may engage in loan transactions only under the following conditions: (1) the Company must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Company must be able to terminate the loan at any time; (4) the Company must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Company may pay only reasonable custodian fees in connection with the loan; and (6) the Board must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

         Defensive and Temporary Investments. Under adverse market or economic conditions or pending investment of offering or leverage proceeds, the Company may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, short-term debt securities, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other fixed income securities deemed by the Adviser to be consistent with a defensive posture, or may hold cash. The Adviser also may invest in such instruments to meet working capital needs including, but not limited to, the need for collateral in connection with certain investment techniques, to hold a reserve pending payment of dividends, and to facilitate the payments of expenses and settlement of trades. The yield on such securities may be lower than the returns on MLP securities or yields on lower rated fixed income securities. To the extent the Company uses this strategy, it may not achieve its investment objective.

                           MANAGEMENT OF THE COMPANY

DIRECTORS AND OFFICERS


         The business and affairs of the Company are managed under the direction of the Board of Directors. Accordingly, the Company's Board of Directors provides broad supervision over the affairs of the Company, including supervision of the duties performed by the Adviser. The officers of the Company are responsible for the Company's day-to-day operations. The directors and officers of the Company and their principal occupations and other affiliations during the past five years are set forth below. Each director and officer will hold office until his successor is duly elected and qualified, or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each director and officer is 10801 Mastin Boulevard, Overland Park, Kansas 66210. The Board of Directors of the Company consists of a majority of directors who are not interested persons (as defined in the 1940 Act) of the Adviser or its affiliates.



                               POSITION(S) HELD
                               WITH COMPANY AND                                                      OTHER
                                LENGTH OF TIME         PRINCIPAL OCCUPATION DURING PAST          DIRECTORSHIPS
       NAME AND AGE                 SERVED                        FIVE YEARS                    HELD BY DIRECTOR
       ------------             ---------------        --------------------------------         ----------------

INDEPENDENT DIRECTORS


Conrad S. Ciccotello, 44        Director since 2003          Associate Professor                Tortoise North American
                                                             of Risk Management                 Energy Corporation and
                                                             and Insurance,                     Tortoise MLP Investment
                                                             Robinson College of                Corporation (closed-end
                                                             Business, Georgia                  investment companies)(2)
                                                             State University;
                                                             Director of
                                                             Graduate Personal
                                                             Financial Planning
                                                             (PFP) Programs,
                                                             Editor, "Financial
                                                             Services Review,"
                                                             (an academic
                                                             journal dedicated
                                                             to the study of
                                                             individual
                                                             financial management);
                                                             formerly, faculty member,
                                                             Pennsylvania State
                                                             University.

John R. Graham, 59              Director since 2003          Executive-in-Residence and         Erie Indemnity Company;
                                                             Professor of Finance,              Erie Family Life Insurance
                                                             College of Business                Company; Kansas State
                                                             Administration, Kansas             Bank; Tortoise North
                                                             State University (has              American Energy
                                                             served as a professor or           Corporation and Tortoise MLP
                                                             adjunct professor since            Investment Corporation (closed-
                                                             1970); Chairman of the             end investment companies)(2)
                                                             Board, President and CEO,
                                                             Graham Capital Management,
                                                             Inc.  and Owner of Graham
                                                             Ventures; formerly, CEO,
                                                             Kansas Farm Bureau
                                                             Financial Services,
                                                             including seven affiliated
                                                             insurance or financial
                                                             service companies
                                                             (1979-2000).

                                      S-16

                               POSITION(S) HELD
                               WITH COMPANY AND                                                      OTHER
                                LENGTH OF TIME         PRINCIPAL OCCUPATION DURING PAST          DIRECTORSHIPS
       NAME AND AGE                 SERVED                        FIVE YEARS                    HELD BY DIRECTOR
       ------------             ---------------        --------------------------------         ----------------

Charles E. Heath, 62            Director since 2003          Retired in 1999.                   Tortoise North American
                                                             Formerly, Chief Investment         Energy Corporation
                                                             Officer, General                   and Tortoise MLP Investment
                                                             Electric's Employers               Corporation (closed-end
                                                             Reinsurance Corporation            investment companies)(2)
                                                             (1989-1999).  CFA since
                                                             1974.


INTERESTED DIRECTORS AND OFFICERS(1)


H. Kevin Birzer, 45             Director and Chairman of     Partner/Senior Analyst,            Tortoise North American
                                the Board since 2003         Fountain Capital                   Energy Corporation
                                                             (1990-present); Managing           and Tortoise MLP Investment
                                                             Director of the Adviser;           Corporation (closed-end
                                                             formerly, Vice President,          investment companies)(2)
                                                             F. Martin Koenig & Co.
                                                              (1983-1986); Vice President,
                                                             Corporate Finance Department,
                                                             Drexel Burnham Lambert
                                                            (1986-1989).

Terry C. Matlack, 48            Director, Treasurer and      Managing Director, KCEP            Trendstar Investment Trust
                                Chief Financial Officer      (2001-present); Managing          (open-end small cap
                                since 2003, Chief            Director of the Adviser;           investment fund); Tortoise
                                Compliance Officer since     formerly, President,               North American Energy
                                2004                         GreenStreet Capital                Corporation and Tortoise
                                                             (1998-2001).                       MLP Investment Corporation
                                                                                                (closed-end investment
                                                                                                companies)(2)

David J. Schulte, 43            President and Chief          Managing Director, KCEP            None
                                Executive Officer            (1993-present); Managing Director
                                since 2003                   of the Adviser.  CFA since
                                                             1992; Member, Corporate
                                                             Governance Task Force of
                                                             CFA Institute.


Zachary A. Hamel, 38            Secretary since 2003         Partner/Senior Analyst             None
                                                             with Fountain Capital
                                                             (1997-present); Managing
                                                             Director of the Adviser.

Kenneth P. Malvey, 39           Assistant Treasurer since    Partner/Senior Analyst,            None
                                2003                         Fountain Capital
                                                             Management (2002-present);
                                                             Managing Director of the Adviser.
                                                             Formerly, Investment Risk
                                                             Manager and member of the
                                                             Global Office of
                                                             Investments, GE Capital's
                                                             Employers Reinsurance
                                                             Corporation (1996-2002).



------------------
(1) As a result of their respective positions held with the Adviser or its affiliates, these individuals are considered "interested persons" of the Company within the meaning of the 1940 Act.
(2) The Adviser also serves as investment advisor to Tortoise North American Energy Corporation and Tortoise MLP Investment Corporation, both of which are in the formation process and not yet operational as of the date of this Statement of Additional Information.

         The Company has an audit committee that consists of three directors of the Company (the "Audit Committee") who are not "interested persons" of the Company within the meaning of the 1940 Act ("Independent Directors"). The Audit Committee members are Charles E. Heath (Chairman), Conrad S. Ciccotello and John
R. Graham. The Audit Committee's function is to oversee the Company's accounting policies, financial reporting and internal control system. The Audit Committee makes recommendations regarding the selection of independent auditors of the Company, reviews the independence of such firm, reviews the scope of the audit and internal controls, considers and reports to the Board on matters relating to the Company's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee held four meetings in the fiscal year ended November 30, 2004.

         Directors and officers of the Company who are interested persons of the Company will receive no salary or fees from the Company. For the current fiscal year, each Independent Director receives from the Company an annual retainer of $15,000 ($6,000 for the Chairman of the Audit Committee) and a fee of $2,000 (and reimbursement for related expenses) for each meeting of the Board or committee meeting (or $1,000 for each committee meeting that is held on the same day as a Board meeting) he or she attends. Each Independent Director also receives $1,000 for each telephone committee meeting. No director or officer will be entitled to receive pension or retirement benefits from the Company.

         The table below sets forth the compensation paid to the directors by the Company for the fiscal year ended November 30, 2004.


                                                                                         AGGREGATE COMPENSATION
                                                                                          FROM THE COMPANY AND
               NAME AND POSITION WITH THE           AGGREGATE COMPENSATION FROM           FUND COMPLEX PAID TO
                       COMPANY                              THE COMPANY*                 DIRECTORS (3 COMPANIES(1))
          --------------------------------------    ---------------------------          -----------------------
          INDEPENDENT DIRECTORS
          Conrad S. Ciccotello..................              $18,000                            $18,000
          John R. Graham........................              $18,000                            $18,000
          Charles E. Heath......................              $20,000                            $20,000


          INTERESTED DIRECTORS
          H. Kevin Birzer.......................              $     0                            $     0
          Terry C. Matlack......................              $     0                            $     0

------------------
(1) As of November 30, 2004, Tortoise North American Energy Corporation and Tortoise MLP Investment Corporation were not yet formed.

         The following table sets forth the dollar range of equity securities beneficially owned by each director in the Company as of the date of this Statement of Additional Information.

                                                                                               AGGREGATE DOLLAR
                                                                                                   RANGE OF
                                                                                                 SECURITIES OF
                                                     AGGREGATE DOLLAR RANGE OF                COMPANIES OVERSEEN
                                                        COMPANY SECURITIES                      BY DIRECTOR IN
                                                       BENEFICIALLY OWNED BY                     FUND COMPLEX
                      NAME OF DIRECTOR                       DIRECTOR*                           (3 COMPANIES)
          --------------------------------------      --------------------------              -------------------
          INDEPENDENT DIRECTORS
          Conrad S. Ciccotello..................          $50,001-$100,000                      $50,001-$100,000
          John R. Graham........................           Over $100,000                         Over $100,000
          Charles E. Heath......................           Over $100,000                         Over $100,000

          INTERESTED DIRECTORS
          H. Kevin Birzer.......................           Over $100,000                         Over $100,000
          Terry C. Matlack......................           Over $100,000                         Over $100,000

------------------
* As of February 28, 2005, the officers and directors of the Company, as a group, own less than 1% of the Company's outstanding shares of common stock.


CONTROL PERSONS


         As of February 28, 2005, the following persons owned of record more than 5% of the Company's common stock:

                       Lehman Brothers Inc..........................     5.5%
                       745 Seventh Avenue
                       New York, NY  10019

                       Stifel, Nicolaus & Company Incorporated......    16.1%
                       501 North Broadway
                       St. Louis, MO  63102

                       Oppenheimer & Co. Inc........................     8.0%
                       125 Broad Street
                       New York, NY  10004

                       RBC Dain Rauscher Inc........................     14.6%
                       1211 Avenue of the Americas
                       New York, NY  10036

                       First Clearing, LLC..........................     11.2%
                       901 East Byrd St.
                       15th Floor
                       Richmond, VA  23219


INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. The Charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law.

         The Charter authorizes the Company, to the maximum extent permitted by Maryland law and the 1940 Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Company and at the request of the Company, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Company and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Bylaws obligate the Company, to the maximum extent permitted by Maryland law and the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director of the Company and at the request of the Company, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Company and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Charter and Bylaws also permit the Company to indemnify and advance expenses to any person who served a predecessor of the Company in any of the capacities described above and any employee or agent of the Company or a predecessor of the Company.

         Maryland law requires a corporation (unless its charter provides otherwise, which the Company's Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or
(c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and
(b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

INVESTMENT ADVISER

         Tortoise Capital Advisers, L.L.C. (the "Adviser") serves as the Company's investment adviser. The Adviser was formed by Fountain Capital Management, L.L.C. ("Fountain Capital") and Kansas City Equity Partners, L.C. ("KCEP") in October 2002 to provide portfolio management services exclusively with respect to energy infrastructure investments. The Adviser is controlled equally by Fountain Capital and KCEP, each of which own half of all of the voting shares of the Adviser.

         Fountain Capital was formed in 1990 and is focused primarily on providing investment advisory services to institutional investors with respect to below investment grade debt. Atlantic Asset Management LLC ("Atlantic") is a minority owner, and an affiliate, of Fountain Capital. Atlantic was formed in 1992 and provides, directly or through affiliates, a variety of fixed-income investment advisory services including investment grade bond and high-yield bond strategies, investment grade collateralized debt obligations and mortgage hedge funds.


         KCEP was formed in 1993 and is focused solely on managing two private equity funds. KCEP focuses on private equity investments, including investments in two natural resource infrastructure companies.

         The Adviser is located at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210. The Adviser specializes in managing portfolios of MLPs and other energy infrastructure companies. As of February 28, 2005, the Adviser had approximately $760 million in assets under management in the energy infrastructure industry.


         Pursuant to an Investment Advisory Agreement (the "Advisory Agreement"), the Adviser, subject to overall supervision by the Board, manages the investments of the Company. The Adviser regularly provides the Company with investment research advice and supervision and furnishes continuously an investment program for the Company, consistent with the investment objective and policies of the Company.


         Day-to-day management of the Company's portfolio will be the responsibility of the Adviser's investment committee. The members of the investment committee are Messrs. Birzer, Hamel, Malvey, Matlack and Schulte. Messrs. Matlack and Schulte are full-time employees of the Adviser. The other members of the investment committee are affiliates of, but not employees of, the Adviser. Members of the investment committee have significant responsibilities with KCEP and/or Fountain Capital. All members of the investment committee have undertaken to provide such services as necessary to fulfill the obligations of the Adviser to the Company.

         Day-to-day management of the Company's portfolio will be the responsibility of the Adviser's investment committee, which consists of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte. Messrs. Matlack and Schulte are full-time employees of the Adviser. The other members of the investment committee are affiliates of, but not employees of, the Adviser. Members of the investment committee have significant responsibilities with KCEP and/or Fountain Capital. All members of the investment committee have undertaken to provide such services as necessary to fulfill the obligations of the Adviser to the Company.

         The following table provides information about other accounts managed on a day-to-day basis by each of the portfolio managers as of February 28, 2005.

                                                                                                      NUMBER OF
                                                                                                  ACCOUNTS MANAGED
                                                                                                    IN WHICH THE
                                                                                                   ADVISORY FEE IS
                             NUMBER OF OTHER                                                          BASED ON
                               REGISTERED                                                          PERFORMANCE OF
                               INVESTMENT           NUMBER OF OTHER                                THE ACCOUNT AND
                            COMPANY ACCOUNTS       POOLED INVESTMENT        NUMBER OF OTHER       THE TOTAL ASSETS
    NAME OF MANAGER              MANAGED            VEHICLES MANAGED       ACCOUNTS MANAGED       IN SUCH ACCOUNTS
-----------------------     ----------------       -----------------       -----------------      ----------------

H. Kevin Birzer........             2(1)                  6                       179                     3
Zachary A. Hamel.......             2(1)                  6                       179                     3
Kenneth P. Malvey......             2(1)                  6                       179                     3
Terry C. Matlack.......             2(1)                  3                       154                     5
David J. Schulte.......             2(1)                  3                       154                     5

--------------------
(1) These investment companies are in the formation process and are not yet operational as of the date of this Statement of Additional Information.

         The following table sets forth the dollar range of equity securities beneficially owned by each of the portfolio managers as of the date of this Statement of Additional Information.

                                                AGGREGATE DOLLAR RANGE OF COMPANY
             NAME OF MANAGER                 SECURITIES BENEFICIALLY OWNED BY MANAGER
---------------------------------------      ----------------------------------------

H. Kevin Birzer                                            Over $100,000
Zachary A. Hamel                                         $50,001-$100,000
Kenneth P. Malvey                                        $50,001-$100,000
Terry C. Matlack                                           Over $100,000
David J. Schulte                                           Over $100,000

         Messrs. Schulte and Matlack are full-time employees of the Adviser and receive a fixed salary for the services they provide. Fountain Capital is paid a fixed monthly fee, subject to adjustment, for the services of Messrs. Birzer, Hamel and Malvey. Each of Messrs. Schulte, Matlack, Birzer, Hamel and Malvey own an equity interest in either KCEP or Fountain Capital, the two entities that control the Adviser, and each thus benefits from increases in the net income of the Adviser.

         In addition to portfolio management services, the Adviser is obligated to supply the Board and officers of the Company with certain statistical information and reports, to oversee the maintenance of various books and records and to arrange for the preservation of records in accordance with applicable federal law and regulations. Under the Advisory Agreement, the Company pays to the Adviser quarterly, as compensation for the services rendered and expenses paid by it, a fee equal on an annual basis to 0.95% of the Company's average monthly Managed Assets. Managed Assets means the total assets of the Company (including any assets attributable to leverage that may be outstanding) minus accrued liabilities other than (i) deferred taxes, (ii) debt entered into for the purpose of leverage and (iii) the aggregate liquidation preference of any outstanding preferred stock.


         The Adviser has agreed contractually to waive or reimburse the Company for fees and expenses, including the investment advisory fee and other expenses in the amount of 0.23% of average monthly Managed Assets through February 28, 2006 and 0.10% of average monthly Managed Assets through February 28, 2009.

         Because the management fees paid to the Adviser are based upon a percentage of the Company's Managed Assets, fees paid to the Adviser are higher when the Company is leveraged; thus, the Adviser will have an incentive to leverage the Company. Because the fee reimbursement agreement is based on Managed Assets, to the extent the Company is engaged in leverage, the gross dollar amount of the Adviser's fee reimbursement obligations to the Company will increase. The Adviser intends to leverage the Company only when it believes it will serve the best interests of the stockholders. The Company's average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are payable for each calendar quarter within 5 days of the end of that quarter.


         For the Company's initial fiscal year beginning February 27, 2004 and ending November 30, 2004, the Adviser received $2,647,010 as compensation for advisory services and waived $640,855.


         The Advisory Agreement provides that the Company will pay all expenses other than those expressly stated to be payable by the Adviser, which expenses payable by the Company shall include, without implied limitation: (1) expenses of maintaining the Company and continuing its existence, (2) registration of the Company under the 1940 Act, (3) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments including placement and similar fees in connection with direct placements entered into on behalf of the Company,

(4) auditing, accounting and legal expenses, (5) taxes and interest, (6) governmental fees, (7) expenses of listing shares of the Company with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of interests in the Company, including expenses of conducting tender offers for the purpose of repurchasing Company interests, (8) expenses of registering and qualifying the Company and its shares under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes, (9) expenses of reports and notices to stockholders and of meetings of stockholders and proxy solicitations therefore, (10) expenses of reports to governmental officers and commissions, (11) insurance expenses, (12) association membership dues, (13) fees, expenses and disbursements of custodians and subcustodians for all services to the Company (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values), (14) fees, expenses and disbursements of transfer agents, dividend paying agents, stockholder servicing agents and registrars for all services to the Company,
(15) compensation and expenses of directors of the Company who are not members of the Adviser's organization, (16) pricing and valuation services employed by the Company, (17) all expenses incurred in connection with leveraging of the Company's assets through a line of credit, or issuing and maintaining preferred stock or instruments evidencing indebtedness of the Company, (18) all expenses incurred in connection with the organization of the Company and offerings of the Company's common stock, and (19) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Company to indemnify its directors, officers and stockholders with respect thereto.

         The Advisory Agreement provides that the Adviser will not be liable in any way for any default, failure or defect in any of the securities comprising the Company's portfolio if it has satisfied the duties and the standard of care, diligence and skill set forth in the Advisory Agreement. However, the Adviser shall be liable to the Company for any loss, damage, claim, cost, charge, expense or liability resulting from the Adviser's willful misconduct, bad faith or gross negligence or disregard by the Adviser of the Adviser's duties or standard of care, diligence and skill set forth in the Agreement or a material breach or default of the Adviser's obligations under the Advisory Agreement.

         The Advisory Agreement will continue in force until December 31, 2005, and from year to year thereafter, provided such continuance is approved by a majority of the Board or by vote of the holders of a majority of the outstanding voting securities of the Company. Additionally, the Advisory Agreement must be approved annually by vote of a majority of the Independent Directors. The Advisory Agreement may be terminated by the Adviser or the Company, without penalty, on sixty (60) days' written notice to the other. The Advisory Agreement will terminate automatically in the event of its assignment.

         The Advisory Agreement was considered and approved by the Board, including a majority of the Independent Directors, at the organizational meeting of the Company held on December 12, 2003. In considering the Advisory Agreement, the Board, including a majority of the Independent Directors, determined that the terms of the agreement are fair and reasonable and that approval of the Advisory Agreement on behalf of the Company is in the best interests of the Company. In evaluating the Advisory Agreement, the Board reviewed materials furnished by the Adviser and met with senior advisory personnel. The Board also specifically considered the following as relevant to its determination to approve the Advisory Agreement: (1) the history, reputation, qualification and background of the Adviser and the team of analysts and portfolio managers responsible for the Company's investment program; (2) the Adviser's reliance on the personnel and resources of affiliates; (3) the unique nature of the product and the specialized expertise of the Adviser in a niche market (MLPs); (4) that the fee and expense ratios of the Company are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar closed-end funds with similar investment objectives and policies; and (5) other factors deemed relevant by the Board. The Board noted and approved that the fee rate would be applicable to all assets under management, including amounts attributable to leverage, and the potential conflict of the Adviser in determining the amount of leverage.

POTENTIAL CONFLICTS OF INTEREST

         The Adviser and its affiliates manage other accounts and portfolios with investment strategies similar to those of the Company. Securities frequently meet the investment objectives of the Company and such other accounts and the Company may compete against other accounts for the same trade the Company might otherwise make, including the priority of the trading order.


         The Adviser also serves as investment adviser to Tortoise North American Energy Corporation ("TYN") and Tortoise MLP Investment Corporation ("TMLP"), each recently organized, nondiversified, closed-end investment management companies. Once TYN commences operations, it intends to invest primarily in publicly traded Canadian royalty trusts and income trusts and publicly traded MLPs. Once TMLP commences operations, it intends to invest primarily in publicly traded MLPs. To the extent certain MLP securities or other energy infrastructure company securities meet the investment objectives of the companies, the Company may compete with TYN and TMLP for the same investment opportunities.

         It is possible that at times identical securities will be held by the Company and other accounts. However, positions in the same issuer may vary and the length of time that the Company or other accounts may choose to hold their investment in the same issuer may likewise vary. To the extent that one or more of the accounts managed by the Adviser seeks to acquire the same security at about the same time, the Company may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Company may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the Adviser decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by the Company and other accounts, the resulting participation in volume transactions could produce better executions for the Company. In the event more than one account purchases or sells the same security as the Company on a given date, the purchases and sales will be allocated among the clients on a good faith equitable basis by the Adviser in its discretion in accordance with the clients' various objectives and the Adviser's procedures. Although the other accounts may have the same or similar investment objectives and policies as the Company, their portfolios may not necessarily consist of the same investments as the Company or each other, and their performance results are likely to differ from those of the Company.

         Under the 1940 Act, the Company and its affiliates may be precluded from co-investing in negotiated private placements of securities. The Company and the Adviser have applied to the SEC for exemptive relief to permit the Company and its affiliates to make such investments. There is no guarantee that the requested relief will be granted by SEC. Unless and until the Company and the Adviser obtain an exemptive order, the Company will not co-invest with its affiliates in negotiated private placement transactions. Until the Company and the Adviser receive exemptive relief, the Advisor will observe a policy for allocating negotiated private placement opportunities among its clients that takes into account the amount of each client's available cash and its investment objectives.


CODE OF ETHICS


         The Company and the Adviser have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act, which is applicable to officers, directors and designated employees of the Company and the Adviser (the "Code"). Subject to certain limitations, the Code permits those officers, directors and designated employees of the Company and the Adviser ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Company. The Code contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of Covered Persons and the interests of investment advisory clients such as the Company. Among other things, the Code prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Code may be granted in particular circumstances after review by appropriate personnel.


         The Code of Ethics of the Company can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 942-8090. The Code of the Company is also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov, and, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

                                NET ASSET VALUE

         The Company will compute its net asset value for its shares of common stock as of the close of trading on the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each calendar month and at such other times as the Board may determine. The Company makes its net asset value available for publication monthly. For purposes of determining the net asset value of a common share, the net asset value of the Company will equal the value of the total assets of the Company (the value of the securities the Company holds, plus cash or other assets, including interest accrued but not yet received) less (1) all of its liabilities (including without limitation accrued expenses and both current and deferred income taxes), (2) accumulated and unpaid interest payments and dividends on any outstanding debt or preferred stock, respectively, (3) the aggregate liquidation value of any outstanding preferred stock, (4) the aggregate principal amount of any outstanding senior notes, including any series of Tortoise Notes, and (5) any distributions payable on the common stock. The net asset value per common share of the Company will equal the net asset value of the Company divided by the number of outstanding shares of common stock.

         Pursuant to an agreement with U.S. Bancorp Fund Services, LLC (the "Accounting Services Provider"), the Accounting Services Provider will value the assets in the Company's portfolio in accordance with Valuation Procedures adopted by the Board of Directors. The Accounting Services Provider will obtain securities market quotations from independent pricing services approved by the Adviser and ratified by the Board. Securities for which market quotations are readily available shall be valued at "market value." Any other securities shall be valued at "fair value."

         Valuation of certain assets at market value will be as follows. For equity securities, the Accounting Services Provider will first use readily available market quotations and will obtain direct written broker-dealer quotations if a security is not traded on an exchange or quotations are not available from an approved pricing service. For fixed income securities, the Accounting Services Provider will use readily available market quotations based upon the last updated sale price or market value from a pricing service or by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security. For options, futures contracts and options on futures contracts, the Accounting Services Provider will use readily available market quotations. If no sales are reported on any exchange or OTC market, the Accounting Services Provider will use the calculated mean based on bid and asked prices obtained from the primary exchange or OTC market. Other assets will be valued at market value pursuant to the Valuation Procedures.

         If the Accounting Services Provider cannot obtain a market value or the Adviser determines that the value of a security as so obtained does not represent a fair value as of the valuation time (due to a significant development subsequent to the time its price is determined or otherwise), fair value for the security shall be determined pursuant to the Valuation Procedures adopted by the Board. The Valuation Procedures provide that the Adviser will consider a variety of factors with respect to the individual issuer and security in determining and monitoring the continued appropriateness of fair value, including, without limitation, financial statements and fundamental data with respect to the issuer, cost, the amount of any discount, restrictions on transfer and registration rights and other information deemed relevant. A report of any prices determined pursuant to certain preapproved methodologies will be presented to the Board or a designated committee thereof for approval at the next regularly scheduled Board meeting; otherwise approval of the Board shall be sought promptly. The Valuation Procedures provide for two preapproved methodologies. First, direct placements of securities of private companies (i.e., companies with no outstanding public securities) ordinarily will be valued at cost initially. Second, securities that are convertible into publicly traded securities (i.e., convertible subordinated units) ordinarily will be valued at the market value of the publicly traded security less a discount initially determined with respect to each security based on the discount negotiated at the time of purchase. The foregoing methods for valuing privately placed securities may be used only as long as the Adviser believes they continue to represent fair value.

         In computing net asset value, the Company will review the valuation of the obligation for income taxes separately for current taxes and deferred taxes due to the differing impact of each on (i) the anticipated timing of required tax payments and (ii) the impact of each on the treatment of distributions by the Company to its stockholders.

         The allocation between current and deferred income taxes is determined based upon the value of assets reported for book purposes compared to the respective net tax bases of assets as recognized for federal income tax purposes. It is anticipated that cash distributions from MLPs in which the Company invests will not equal the amount of taxable income allocable to the Company primarily as a result of depreciation and amortization deductions recorded by the MLPs. This may result, in effect, in a portion of the cash distribution received by the Company not being treated as income for federal income tax purposes. The relative portion of such distributions not treated as income for tax purposes will vary among the MLPs, and also will vary year by year for each MLP. The Adviser will be able to directly confirm the portion of each distribution recognized as taxable income when it receives annual tax reporting information from each MLP.

                             PORTFOLIO TRANSACTIONS

EXECUTION OF PORTFOLIO TRANSACTIONS

         The Adviser is responsible for decisions to buy and sell securities for the Company, broker-dealer selection, and negotiation of brokerage commission rates. The Adviser's primary consideration in effecting a security transaction will be to obtain the best execution. In selecting a broker-dealer to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Company on a continuing basis. Accordingly, the price to the Company in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

         The ability to invest in direct placements of MLP securities is critical to the Company's ability to meet its investment objective because of the limited number of MLP issuers available for investment and, in some cases, the relative small trading volumes of certain securities. Accordingly, the Company may from time to time enter into arrangements with placement agents in connection with direct placement transactions.

         In evaluating placement agent proposals, the Company considers each broker's access to issuers of MLP securities and experience in the MLP market, particularly the direct placement market. In addition to these factors, the Company considers whether the proposed services are customary, whether the proposed fee schedules are within the range of customary rates, whether any proposal would obligate the Company to enter into transactions involving a minimum fee, dollar amount or volume of securities, or into any transaction whatsoever, and other terms such as indemnification provisions.

         Subject to such policies as the Board may from time to time determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Company to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a Company investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Company and to other clients of the Adviser as to which the Adviser exercises investment discretion. The Adviser is further authorized to allocate the orders placed by it on behalf of the Company to such brokers and dealers who also provide research or statistical material or other services to the Company or the Adviser. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Board indicating the brokers to whom such allocations have been made and the basis therefor.

PORTFOLIO TURNOVER


         The Company's annual portfolio turnover rate may vary greatly from year to year. Although the Company cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. From the commencement of operations through November 30, 2004, the Company's actual portfolio turnover rate was .39%. For the period beginning December 1, 2004 through January 31, 2005, the portfolio turnover rate was 1.89%. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Company. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Company. High portfolio turnover also may result in the Company's recognition of gains that will increase the Company's taxable income, possibly resulting in an increased tax liability, as well as increasing the Company's current and accumulated earnings and profits resulting in a greater portion of the Company's distributions on its stock being treated as taxable dividends for federal income tax purposes. See "Certain Federal Income Tax Matters."


                 ADDITIONAL INFORMATION CONCERNING THE AUCTION

GENERAL

         Auction Agency Agreement. The Company has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, The Bank of New York) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for each series of Tortoise Notes so long as the Applicable Rate for Tortoise Notes of such series is to be based on the results of an Auction.

         Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Company, which provide for the participation of those Broker-Dealers in Auctions for Tortoise Notes. See "Broker-Dealers" below.

         Securities Depository. The Depository Trust Company ("DTC") will act as the Securities Depository for the Agent Members with respect to each series of Tortoise Notes. One certificate for each series of Tortoise Notes will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of Tortoise Notes contained in the Indenture. The Company also will issue stop-transfer instructions to the transfer agent for each series of Tortoise Notes. Cede & Co. will be the Holder of record of each series of all Tortoise Notes and owners of such Tortoise Notes will not be entitled to receive certificates representing their ownership interest in such Tortoise Notes.

         DTC, a New York-chartered limited purpose trust company, performs services for its participants (including the Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant (the "Agent Member") in Tortoise Notes, whether for its own account or as a nominee for another person.

CONCERNING THE AUCTION AGENT

         The Auction Agent is acting as non-fiduciary agent for the Company in connection with Auctions. In the absence of bad faith or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been grossly negligent in ascertaining the pertinent facts.

         The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of Tortoise Notes, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other Person, if permitted by the Company) with respect to transfers described under "The Auction" in the Prospectus and notices from the Company. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day preceding such Auction.

         The Auction Agent may terminate the Auction Agency Agreement upon notice to the Company on a date no earlier than 60 days after such notice. If the Auction Agent should resign, the Company will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Company may remove the Auction Agent provided that prior to such removal the Company shall have entered into such an agreement with a successor Auction Agent.

BROKER-DEALERS

         After each Auction for Tortoise Notes, the Auction Agent will pay to each Broker-Dealer, from funds provided by the Company, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Rate Period of less than one year, or a percentage agreed to by the Company and the Broker-Dealers in the case of any Auction immediately preceding a Rate Period of one year or longer, of the purchase price of Tortoise Notes placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, Tortoise Notes will be placed by a Broker-Dealer if such Tortoise Notes were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such Tortoise Notes as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such Tortoise Notes as a result of the Auction or (iii) a valid Hold Order.

         The Company may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

         The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Company) may participate in Auctions for its own account. However, the Company, by notice to all Broker-Dealers, may prohibit all Broker-Dealers from submitting Bids in Auctions for their own accounts, provided that they may continue to submit Hold Orders and Sell Orders for their own accounts. Any Broker-Dealer that is an affiliate of the Company may submit orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that Auction.

                       CERTAIN FEDERAL INCOME TAX MATTERS


         The following is a summary of certain material U.S. federal income tax considerations relating to the purchase, ownership and disposition of Tortoise Notes. Except as discussed under "Information Reporting and Backup Withholding," and "Taxation of Non-U.S. Holders," the discussion generally applies only to holders of Tortoise Notes that are U.S. holders. You will be a U.S. holder if you are an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in Tortoise Notes. This summary deals only with U.S. holders that hold Tortoise Notes as capital assets and who purchase Tortoise Notes in connection with this offering. It does not address considerations that may be relevant to you if you are an investor that is subject to special tax rules, such as a financial institution, insurance company, regulated investment company, real estate investment trust, investor in pass-through entities, U.S. holder of Tortoise Notes whose "functional currency" is not the United States dollar, tax-exempt organization, dealer in securities or currencies, trader in securities or commodities that elects mark to market treatment, a person who holds Tortoise Notes in a qualified tax deferred account such as an IRA, or a person who will hold Tortoise Notes as a position in a "straddle," "hedge" or as part of a "constructive sale" for federal income tax purposes. In addition, this discussion does not address the possible application of the U.S. federal alternative minimum tax.


         This summary is based on the provisions of the Internal Revenue Code, the applicable Treasury regulations promulgated thereunder, judicial authority and current administrative rulings, as in effect on the date of this Statement of Additional Information, all of which may change. Any change could apply retroactively and could affect the continued validity of this summary.

         As stated above, this discussion does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular holder of Tortoise Notes in light of such holder's particular circumstances and income tax situation. Prospective holders should consult their own tax advisors as to the specific tax consequences to them of the purchase, ownership and disposition of Tortoise Notes, including without limitation the application and the effect of state, local, foreign and other tax laws and the possible effects of changes in U.S. or other tax laws.

FEDERAL INCOME TAX TREATMENT OF THE COMPANY

         The Company is treated as a regular C corporation for federal and state income tax purposes. The Company computes and pays federal and state income tax on its taxable income. Thus, the Company is subject to federal income tax on its taxable income at tax rates up to 35%. Additionally, in certain instances the Company could be subject to the federal alternative minimum tax of 20% on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds its regular federal income tax.

         As indicated above, the Company invests its assets primarily in MLPs. MLPs generally are treated as partnerships for federal income tax purposes. Since partnerships are generally not subject to federal income tax, the partnership's partners must report as their income, their proportionate share of partnership income. Thus, as a partner in MLPs, the Company will report its proportionate share of the MLPs' income in computing its federal taxable income, irrespective of whether any cash or other distributions are made by the MLP to the Company. Distributions by such MLPs will not be eligible for the dividends received deduction when received by the Company. The Company also takes into account in computing its taxable income any other items of Company income, gain, deduction or loss. The Company anticipates that these may include interest income earned on the Company's investment in debt securities, deductions for Company operating expenses and gain or loss recognized by the Company on the sale of MLP interests or any other security.

         As explained below, based upon the historic performance of MLPs, the Company anticipates initially that its proportionate share of the MLPs' taxable income will be significantly less than the amount of cash distributions received by the Company from the MLPs. In such case, the Company anticipates that it will not incur a current federal income tax on a significant portion of its cash flow, particularly after taking into account the Company's current operating expenses. If the MLPs' taxable income is greater than the MLPs' cash distributions, the Company will incur current federal income tax liability, possibly in excess of the cash distributions it receives.

         The Company anticipates that each year it will turn over a certain portion of its investment assets. The Company will recognize gain or loss on the disposition of all or a portion of its interest in MLPs in an amount equal to the difference between the sales price and the Company's basis in the MLP interests sold. To the extent the Company received MLP cash distributions in excess of the taxable income reportable by the Company with respect to the respective MLP interest, the Company's basis in the MLP interest will be reduced and the Company's gain on the sale of such MLP interest likewise will be increased.

         The Company has not elected to be treated as a regulated investment company under the federal income tax laws. The federal income tax laws generally provide that a regulated investment company does not pay an entity level income tax, provided that it distributes all or substantially all of its income and capital gains to its stockholders. The regulated investment company taxation rules have no application to the Company or stockholders of the Company.

FEDERAL INCOME TAX TREATMENT OF HOLDERS OF TORTOISE NOTES


         Under present law, the Company believes that Tortoise Notes will constitute indebtedness of the Company for federal income tax purposes, which the discussion below assumes. The Company intends to treat all payments made with respect to the Tortoise Notes consistent with this characterization.


         Taxation of Interest. Payments or accruals of interest on Tortoise Notes generally will be taxable to you as ordinary interest income at the time such interest is received (actually or constructively) or accrued, in accordance with your regular method of accounting for federal income tax purposes.

         Purchase, Sale and Redemption of Tortoise Notes. Your initial tax basis in Tortoise Notes acquired generally will be equal to your cost to acquire such Tortoise Notes. This basis will increase by the amounts, if any, that you are required, or elect, to include in income under the rules governing market discount, and will decrease by the amount of any amortized premium on such Tortoise Notes, as discussed below. When you sell or exchange any of your Tortoise Notes, or if any of your Tortoise Notes are redeemed, you generally will recognize gain or loss equal to the difference between the amount you realize on the transaction (less any accrued and unpaid interest, which will be subject to tax in the manner described above under "Taxation of Interest") and your tax basis in the Tortoise Notes relinquished.

         Except as discussed below with respect to market discount, the gain or loss that you recognize on the sale, exchange or redemption of any of your Tortoise Notes generally will be capital gain or loss. Such gain or loss generally will be long-term capital gain or loss if the disposed Tortoise Notes were held for more than one year and will be short-term capital gain or loss if the disposed Tortoise Notes were held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to tax at a lower rate (currently a maximum rate of 15%, although this rate will increase to 20% for taxable years beginning after 2008) than net short-term capital gain or ordinary income (currently a maximum rate of 35%). A holder's ability to deduct capital losses may be limited.


         Amortizable Premium. If you purchase Tortoise Notes at a cost greater than the Tortoise Notes' stated principal amount, plus accrued interest, you will be considered to have purchased the Tortoise Notes at a premium, and you generally may elect to amortize this premium as an offset to interest income, using a constant yield method, over the remaining term of the Tortoise Notes. If you make the election to amortize the premium, it generally will apply to all debt instruments that you hold at the time of the election, as well as any debt instruments that you subsequently acquire. In addition, you may not revoke the election without the consent of the Internal Revenue Service ("IRS"). If you elect to amortize the premium, you will be required to reduce your tax basis in the Tortoise Notes by the amount of the premium amortized during your holding period. If you do not elect to amortize premium, the amount of premium will be included in your tax basis in the Tortoise Notes. Therefore, if you do not elect to amortize the premium and you hold the Tortoise Notes to maturity, you generally will be required to treat the premium as a capital loss when the Tortoise Notes are redeemed.

         Market Discount. If you purchase Tortoise Notes at a price that reflects a "market discount," any principal payments on, or any gain that you realize on the disposition of the Tortoise Notes generally will be treated as ordinary interest income to the extent of the market discount that accrued on the Tortoise Notes during the time you held such Tortoise Notes. "Market discount" is defined under the Internal Revenue Code as, in general, the excess of the stated redemption price at maturity over the purchase price of the note, except that if the market discount is less than 0.25% of the stated redemption price at maturity multiplied by the number of complete years to maturity, the market discount is considered to be zero. In addition, you may be required to defer the deduction of all or a portion of any interest paid on any indebtedness that you incurred or continued to purchase or carry the Tortoise Notes that were acquired at a market discount. In general, market discount will be treated as accruing ratably over the term of the Tortoise Notes, or, at your election, under a constant yield method.

         You may elect to include market discount in gross income currently as it accrues (on either a ratable or constant yield basis), in lieu of treating a portion of any gain realized on a sale of the Tortoise Notes as ordinary income. If you elect to include market discount on a current basis, the interest deduction deferral rule described above will not apply. If you do make such an election, it will apply to all market discount debt instruments that you acquire on or after the first day of the first taxable year to which the election applies. This election may not be revoked without the consent of the IRS.

TAX CONSEQUENCES OF CERTAIN INVESTMENTS

         Federal Income Taxation of MLPs. MLPs are similar to corporations in many respects, but differ in others, especially in the way they are taxed for federal income tax purposes. A corporation is a distinct legal entity, separate from its stockholders and employees and is treated as a separate entity for federal income tax purposes as well. Like individual taxpayers, a corporation must pay a federal income tax on its income. To the extent the corporation distributes its income to its stockholders in the form of dividends, the stockholders must pay federal income tax on the dividends they receive. For this reason, it is said that corporate income is double-taxed, or taxed at two levels.

         An MLP that satisfies the Qualifying Income rules, and does not elect otherwise, is treated for federal income tax purposes as a pass-through entity. No federal income tax is paid at the partnership level. A partnership's income is considered earned by all the partners; it is allocated among all the partners in proportion to their interests in the partnership (generally as provided in the partnership agreement), and each partner pays tax on his, her or its share of the partnership income. All the other items that go into determining taxable income and tax owed are passed through to the partners as well - capital gains and losses, deductions, credits, etc. Partnership income is thus said to be single-taxed or taxed only at one level - that of the partner.


         The Internal Revenue Code generally requires "publicly-traded partnerships" to be treated as corporations for federal income tax purposes. However, if the publicly-traded partnership satisfies certain requirements and does not elect otherwise, the publicly-traded partnership will be taxed as a partnership for federal income tax purposes, referred to herein as an MLP. Under these requirements, an MLP must receive 90% or more of its income from specified sources of Qualifying Income.


         Qualifying Income for MLPs includes interest, dividends, real estate rents, gain from the sale or disposition of real property, certain income and gain from commodities or commodity futures, and income and gain from certain mineral or natural resources activities. Mineral or natural resources activities that generate Qualifying Income include income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil or products thereof), or the marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber). This means that most MLPs today are in energy, timber, or real estate related businesses.


         Because the MLP itself does not pay federal income tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash or other distributions from the MLP. MLPs generally make quarterly cash distributions. Although they resemble corporate dividends, MLP distributions are treated differently. The MLP distribution is treated as a return of capital to the extent of the investor's basis in his MLP interest and, to the extent the distribution exceeds the investor's basis in the MLP interest, capital gain. The investor's original basis is generally the price paid for the units. The basis is adjusted downward with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of income and gain.


         It is important to note that an MLP investor is taxed on his share of partnership income whether or not he actually receives any cash or other property from the partnership. The tax is based not on money or other property he actually receives, but his proportionate share of what the partnership earns. However, most MLPs make it a policy to make quarterly distributions to their partners that will comfortably exceed any income tax owed.

         The partner generally will not be taxed on distributions until (1) he sells his MLP units and pays tax on his gain, which gain is increased due to the basis decrease resulting from prior distributions; or

(2) his basis reaches zero. When the units are sold, the difference between the sales price and the investor's adjusted basis is the gain or loss for federal income tax purposes.


         At tax filing season an MLP investor will receive a Schedule K-1 form showing the investor's share of each item of partnership income, gain, loss, deduction and credit. The investor will use that information to figure the investor's taxable income (MLPs generally provide their investors with material that walks them through all the steps). If there is net income derived from the MLP, the investor pays federal income tax at his, her or its tax rate. If there is a net loss derived from the MLP, it is generally considered a "passive loss" under the Internal Revenue Code and generally may not be used to offset income from other sources, but must be carried forward.


         Because the Company is a corporation, the Company, and not its stockholders, will report the income or loss of the MLPs. Thus, the Company's stockholders will not have to deal with any Schedule K-1 reporting income and loss items of the MLPs. Stockholders, instead, will receive a Form 1099 from the Company. In addition, due to the Company's anticipated broad public ownership, the Company does not expect to be subject to the passive activity loss limitation rules mentioned in the preceding paragraph.

INFORMATION REPORTING AND BACKUP WITHHOLDING

         In general, information reporting requirements will apply to payments of principal, interest, and premium paid, if any, on Tortoise Notes (including redemption proceeds) and to the proceeds of the sale of Tortoise Notes paid to U.S. holders other than certain exempt recipients (such as certain corporations). Information reporting will generally apply to payments of interest on the Tortoise Notes to non-U.S. holders and the amount of tax, if any, withheld with respect to such payments. Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which the non-U.S. holder resides under the provisions of an applicable income tax treaty. In addition, for non-U.S. holders, information reporting will apply to the proceeds of the sale of Tortoise Notes within the United States or conducted through United States-related financial intermediaries unless the certification requirements described below have been complied with and the statement described below in "Taxation of Non-U.S. Holders" has been received (and the payor does not have actual knowledge or reason to know that the beneficial owner is a United States person) or the holder otherwise establishes an exemption.

         The Company may be required to withhold, for U.S. federal income tax purposes, a portion of all taxable payments (including redemption proceeds) payable to holders of Tortoise Notes who fail to provide the Company with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if the Company has been so notified). Certain corporate and other stockholders specified in the Internal Revenue Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the holder's U.S. federal income tax liability provided the appropriate information is furnished to the IRS. If you are a non-U.S. Holder, you may have to comply with certification procedures to establish your non-U.S. status in order to avoid backup withholding tax requirements. The certification procedures required to claim the exemption from withholding tax on interest income described below will satisfy these requirements.

TAXATION OF NON-U.S. HOLDERS

         If you are a non-resident alien individual or a foreign corporation (a "non-U.S. Holder"), the payment of interest on the Tortoise Notes generally will be considered "portfolio interest" and thus generally will be exempt from United States federal withholding tax. This exemption will apply to you provided that
(i) interest paid on the Tortoise Notes is not effectively connected with your conduct of a trade or business in the United States, (ii) you are not a bank whose receipt of interest on the Tortoise

Notes is described in Section 881(c)(3)(A) of the Internal Revenue Code, (iii) you do not actually or constructively own 10 percent or more of the combined voting power of all classes of the Company's stock entitled to vote, (iv) you are not a controlled foreign corporation that is related, directly or indirectly to the Company through stock ownership, and (v) you satisfy the certification requirements described below.

         To satisfy the certification requirements, either (1) the holder of any Tortoise Notes must certify, under penalties of perjury, that such holder is a non-U.S. person and must provide such owner's name, address and taxpayer identification number, if any, on IRS Form W-8BEN, or (2) a securities clearing organization, bank or other financial institution that holds customer securities in the ordinary course of its trade or business and holds the Tortoise Notes on behalf of the holder thereof must certify, under penalties of perjury, that it has received a valid and properly executed IRS Form W-8BEN from the beneficial holder and comply with certain other requirements. Special certification rules apply for Tortoise Notes held by a foreign partnership and other intermediaries.

         Interest on Tortoise Notes received by a non-U.S. Holder which is not excluded from U.S. federal withholding tax under the portfolio interest exemption as described above generally will be subject to withholding at a 30% rate, except where a non-U.S. Holder can claim the benefits of an applicable tax treaty to reduce or eliminate such withholding tax and such non-U.S. Holder provides the Company with a properly executed IRS Form W-8BEN claiming such exemption or reduction.

         Any capital gain that a non-U.S. Holder realizes on a sale, exchange or other disposition of Tortoise Notes generally will be exempt from United States federal income tax, including withholding tax. This exemption will not apply to you if your gain is effectively connected with your conduct of a trade or business in the U.S. or you are an individual holder and are present in the U.S. for 183 days or more in the taxable year of the disposition and either your gain is attributable to an office or other fixed place of business that you maintain in the U.S. or you have a tax home in the United States.

                             PROXY VOTING POLICIES

         The Company and the Adviser have adopted proxy voting policies and procedures ("Proxy Policy"), which they believe are reasonably designed to ensure that proxies are voted in the best interests of the Company and its stockholders. Subject to the oversight of the Board, the Board has delegated responsibility for implementing the Proxy Policy to the Adviser. Because of the unique nature of MLPs in which the Company primarily invests, the Adviser shall evaluate each proxy on a case-by-case basis. Because proxies of MLPs are expected to relate only to extraordinary measures, the Company does not believe it is prudent to adopt pre-established voting guidelines.

         In the event requests for proxies are received with respect to the voting of equity securities other than MLP equity units, on routine matters, such as election of directors or approval of auditors, the proxies usually will be voted with management unless the Adviser determines it has a conflict or the Adviser determines there are other reasons not to vote with management. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and stockholder proposals, the Adviser will vote, or abstain from voting if deemed appropriate, on a case by case basis in a manner it believes to be in the best economic interest of the Company's stockholders. In the event requests for proxies are received with respect to debt securities, the Adviser will vote on a case by case basis in a manner it believes to be in the best economic interest of the Company's stockholders.

         The Chief Executive Officer is responsible for monitoring Company actions and ensuring that (1) proxies are received and forwarded to the appropriate decision makers; and (2) proxies are voted in a timely manner upon receipt of voting instructions. The Company is not responsible for voting proxies it does not receive, but will make reasonable efforts to obtain missing proxies. The Chief Executive Officer shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (1) significant client relationships;
(2) other potential material business relationships; and (3) material personal and family relationships. All decisions regarding proxy voting shall be determined by the Investment Committee of the Adviser and shall be executed by the Chief Executive Officer. Every effort shall be made to consult with the portfolio manager and/or analyst covering the security. The Company may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

         If a request for proxy presents a conflict of interest between the Company's stockholders on one hand, and the Adviser, the principal underwriters, or any affiliated persons of the Company, on the other hand, Company management may (i) disclose the potential conflict to the Board of Directors and obtain consent; or (ii) establish an ethical wall or other informational barrier between the persons involved in the conflict and the persons making the voting decisions.

         Information regarding how the Company voted proxies for the period from its commencement of operations through June 30, 2004, is available by calling the Company at 1-888-728-8784. You may also access this information on the Securities and Exchange Commission's website at http://www.sec.gov. The Company's website at www.tortoiseenergy.com provides a link to all of its reports on the Commission's website.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         Ernst & Young, LLP serves as the independent registered public accounting firm for the Company. Ernst & Young, LLP provides audit services, tax return preparation and assistance and consultation in connection with review of the Company's filings with the Commission.

                                   CUSTODIAN

         U.S. Bank National Association, 425 Walnut Street, Cincinnati, OH 45202 serves as the custodian of the Company's cash and investment securities. The Company pays the custodian a monthly fee computed at an annual rate of 0.015% on the first $100 million of the Company's Managed Assets and 0.01% on the balance of the Company's Managed Assets, subject to a minimum annual fee of $4,800.

                               INTERNAL ACCOUNTANT

         U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") serves as the Company's internal accountant. For its services, the Company pays U.S. Bancorp a fee computed at $24,500 for the first $50 million of the Company's Managed Assets, 0.0125% on the next $200 million of Managed Assets and 0.0075% on the balance of the Company's Managed Assets. For period beginning February 27, 2004 through November 30, 2004, the Company paid U.S. Bancorp $40,061 for internal accounting services.


                             ADDITIONAL INFORMATION

         A Registration Statement on Form N-2, including amendments thereto, relating to the Tortoise Notes offered hereby, has been filed by the Company with the Commission. The Company's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. Please refer to the Registration Statement for further information with respect to the Company and the offering of the Tortoise Notes. Statements contained in the Company's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to a Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND STOCKHOLDERS
TORTOISE ENERGY INFRASTRUCTURE CORPORATION

         We have audited the accompanying statement of assets and liabilities of Tortoise Energy Infrastructure Corporation (the Company), including the schedule of investments, as of November 30, 2004, and the related statements of operations, changes in net assets, and cash flows, and financial highlights for the period from February 27, 2004 (commencement of operations) through November 30, 2004. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

         We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of November 30, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Company at November 30, 2004, the results of its operations, changes in its net assets, its cash flows, and its financial highlights for the period from February 27, 2004 (commencement of operations) through November 30, 2004, in conformity with U.S. generally accepted accounting principles.


                                                          /s/ Ernst & Young LLP
Kansas City, Missouri
January 7, 2005

                              FINANCIAL STATEMENTS

             AUDITED FINANCIAL STATEMENTS, AS OF NOVEMBER 30, 2004,
         FOR THE PERIOD FROM FEBRUARY 27, 2004 THROUGH NOVEMBER 30, 2004

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                             SCHEDULE OF INVESTMENTS

                                                                              NOVEMBER 30, 2004
                                                                              -----------------
                                                                        SHARES                 VALUE
                                                                        ------                 -----
MASTER LIMITED PARTNERSHIPS -  149.09%+
Coal - 3.98%+
   Natural Resource Partners L.P                                        253,700         $ 13,395,360
                                                                                        ------------
Crude/Refined Products Pipelines - 90.82%+
   Buckeye Partners, L.P                                                407,300           16,727,811
   Enbridge Energy Partners, L.P.                                       419,200           20,821,664
   Holly Energy Partners, L.P.                                          427,070           14,217,160
   Kaneb Pipe Line Partners, L.P.                                       412,000           24,699,400
   Kinder Morgan Energy Partners, L.P.                                   59,200            2,690,048
   Kinder Morgan Management, LLC#                                       883,599           36,095,019
   K-Sea Transportation Partners L.P.                                    65,600            2,227,120
   Magellan Midstream Partners, L.P.                                    841,637           49,000,106
   Pacific Energy Partners, L.P.                                        656,500           18,441,085
   Plains All American Pipeline, L.P.                                   767,335           28,337,682
   Plains All American Pipeline, L.P.^                                  486,855           16,898,737
   Sunoco Logistics Partners, L.P.                                      838,200           33,829,752
   TEPPCO Partners, L.P.                                                613,300           24,072,025
   Valero, L.P.                                                         294,700           17,605,378
                                                                                        ------------
                                                                                         305,662,987
                                                                                        ------------
Natural Gas/Natural Gas Liquid Pipelines - 16.11%+
   Enterprise Products Partners, L.P.                                 1,937,510           47,449,620
   Northern Border Partners, L.P.                                       142,100            6,754,013
                                                                                        ------------
                                                                                          54,203,633
                                                                                        ------------
Natural Gas Gathering/Processing - 26.67%+
   Copano Energy, LLC*                                                  170,500            4,207,940
   Energy Transfer Partners, L.P.                                       918,444           49,577,607
   Markwest Energy Partners, L.P.                                       226,100           10,748,794
   Markwest Energy Partners, L.P.^                                      579,710           25,217,385
                                                                                        ------------
                                                                                          89,751,726
                                                                                        ------------
Propane Distribution - 11.51%+
   Inergy, L.P.                                                       1,300,000           38,116,000
   Inergy, L.P.^                                                         24,861              637,934
                                                                                        ------------
                                                                                          38,753,934
                                                                                        ------------
   Total Master Limited Partnerships (Cost $423,182,650)                                 501,767,640
                                                                                        ------------

                                                                    PRINCIPAL AMOUNT
                                                                    ----------------
PROMISSORY NOTES - 2.26%+
   K-Sea Transportation Partners L.P. - Unregistered, 8.000%, Due
      03/31/2009 (Cost $7,593,556)^@                                 $7,698,458            7,593,556
                                                                                         -----------

                                                                        SHARES
                                                                        ------
INVESTMENT COMPANIES - 0.95%+
   First American Government Obligations Money Market Fund - Class
      Y (Cost $3,209,326)                                             3,209,326            3,209,326
                                                                                         -----------

TOTAL INVESTMENTS - 152.30%+ (COST $433,985,532)                                         512,570,522

Interest Rate Swap Contracts - 0.06%+
   $60,000,000 notional, Matures 7/10/2007 - Unrealized
      Depreciation                                                                           (82,599)

                                      F-2

                                                                              NOVEMBER 30, 2004
                                                                              -----------------
                                                                        SHARES                 VALUE
                                                                        ------                 -----

   $50,000,000 notional, Matures 7/17/2007 - Unrealized
      Depreciation                                                                          (125,931)
                                                                                        ------------
                                                                                            (208,530)
                                                                                        ------------
   Liabilities in Excess of Other Assets - (41.84%)+                                    (140,809,449)
                                                                                        ------------

   Preferred Shares at Redemption Value - (10.40%)+                                      (35,000,000)
                                                                                        ------------

TOTAL NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS - 100.00%+                           $336,552,543
                                                                                        ============

--------------
Footnotes and Abbreviations

+        Calculated as a percentage of net assets.
*        Non-Income producing security.
^ Fair valued securities represent a total market value of $50,347,612 which represents 14.96% of net assets.
#        Security distributions are paid in kind.
@ Security is a variable rate instrument. Interest rate is as of November 30, 2004.

               See Accompanying Notes to the Financial Statements

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                        STATEMENT OF ASSETS & LIABILITIES

                                                                                      NOVEMBER 30, 2004
                                                                                      -----------------
ASSETS
   Investments at value (cost $433,985,532)                                             $512,570,522
   Cash                                                                                    4,278,840
   Receivable for Adviser reimbursement                                                      183,137
   Interest receivable                                                                        24,031
   Prepaid expenses and other assets                                                       1,889,685
                                                                                        ------------
      Total assets                                                                       518,946,215
                                                                                        ------------
LIABILITIES
   Payable to Adviser                                                                        756,435
   Dividend payable on preferred stock                                                        42,486
   Dividend payable on common stock                                                        5,454,186
   Accrued expenses and other liabilities                                                    602,017
   Unrealized depreciation on interest rate swap contracts                                   208,530
   Deferred tax liability                                                                 30,330,018
   Auction rate senior notes payable:
      Series A, due July 15, 2044                                                         60,000,000
      Series B, due July 15, 2044                                                         50,000,000
                                                                                        ------------
      Total liabilities                                                                  147,393,672
                                                                                        ------------

PREFERRED STOCK
   $25,000 liquidation value per share applicable to 1,400 outstanding shares
      (7,500 shares authorized)                                                           35,000,000
                                                                                        ------------
      Net assets applicable to common stockholders                                      $336,552,543
                                                                                        ============

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
   Capital stock, $0.001 par value; 12,684,154 shares issued and outstanding
      (100,000,000 shares authorized)                                                   $     12,684
   Additional paid-in capital                                                            288,948,032
   Accumulated net investment loss, net of deferred tax benefit                             (243,288)
   Accumulated realized loss, net of deferred tax benefit                                    (34,027)
   Net unrealized gain on investments and interest rate swap contracts, net
      of deferred tax expense                                                             47,869,142
                                                                                        ------------
      Net assets applicable to common stockholders                                      $336,552,543
                                                                                        ============
   Net Asset Value per common share outstanding (net assets applicable to
      common shares, divided by common shares outstanding)                              $      26.53
                                                                                        ============

               See Accompanying Notes to the Financial Statements

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                             STATEMENT OF OPERATIONS


                                                                                     PERIOD FROM
                                                                                 FEBRUARY 27, 2004(1)
                                                                                       THROUGH
                                                                                 NOVEMBER 30, 2004
                                                                                 -----------------
INVESTMENT INCOME:
   Distributions from master limited partnerships                                  $ 2,542,488
   Dividends from money market mutual funds                                            187,689
   Interest                                                                            845,641
                                                                                   -----------
      TOTAL INVESTMENT INCOME                                                        3,575,818
                                                                                   -----------
EXPENSES:
   Advisory fees                                                                     2,647,010
   Organizational expenses                                                             249,003
   Professional fees                                                                   317,864
   Administrator fees                                                                  188,608
   Directors' fees                                                                      68,480
   Reports to Stockholders                                                              60,175
   Fund accounting fees                                                                 40,061
   Custodian fees and expenses                                                          40,060
   Registration fees                                                                    28,623
   Stock transfer agent fees                                                            10,002
   Other expenses                                                                       52,797
                                                                                   -----------
      Total expenses before interest expense and auction agent fees                  3,702,682
                                                                                   -----------
   Interest expense on auction rate senior notes                                       768,645
   Auction agent fees                                                                  144,178
                                                                                   -----------
                                                                                       912,823
      TOTAL EXPENSES                                                                 4,615,506
                                                                                   -----------

   Less, expense reimbursement by Adviser                                             (640,855)
                                                                                   -----------
      NET EXPENSES                                                                   3,974,651
                                                                                   -----------

NET INVESTMENT LOSS, BEFORE DEFERRED TAX BENEFIT                                      (398,833)
        Deferred tax benefit                                                           155,545
                                                                                   -----------

NET INVESTMENT LOSS                                                                   (243,288)
                                                                                   -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments                                                    312,748
   Net realized loss on interest rate swap settlements                                (368,530)
                                                                                   -----------
      Net realized loss, before deferred tax benefit                                   (55,782)
           Deferred tax benefit                                                         21,755
                                                                                   -----------
               Net realized loss on investments and interest rate swap settlements     (34,027)
                                                                                   -----------
Net change in unrealized appreciation of investments                                78,584,990
Net change in unrealized depreciation of interest rate swap contracts                 (208,530)
                                                                                   -----------
   Net change in unrealized gain, before deferred tax expense                       78,376,460
      Deferred tax expense                                                         (30,507,318)
                                                                                   -----------
        Net change in unrealized appreciation of investments and interest rate
           swap contracts                                                           47,869,142
                                                                                   -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                     47,835,115
                                                                                   -----------
DIVIDENDS TO PREFERRED STOCKHOLDERS                                                   (152,568)
                                                                                   -----------
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM
   OPERATIONS                                                                      $47,439,259
                                                                                   ===========

               See Accompanying Notes to the Financial Statements

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                  PERIOD FROM
                                                                                                  FEBRUARY 27,
                                                                                                     2004(1)
                                                                                                    THROUGH
                                                                                                NOVEMBER 30, 2004
                                                                                                -----------------
OPERATIONS:
   Net investment loss                                                                          $   (243,288)
   Net realized loss on investments and interest rate swap settlements                               (34,027)
   Net change in unrealized appreciation of investments and interest rate swap contracts          47,869,142
   Dividends to preferred stockholders                                                              (152,568)
                                                                                                ------------
      Net increase in net assets applicable to common stockholders resulting from
        operations                                                                                47,439,259
                                                                                                ------------

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS:
   Net investment income                                                                                 --
   Return of capital                                                                             (12,278,078)
                                                                                                ------------
      Total dividends to common stockholders                                                     (12,278,078)
                                                                                                ------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from initial public offering of 11,000,000 common shares                             275,000,000
   Proceeds from issuance of 1,600,000 common shares in connection with exercising an
      overallotment option granted to underwriters of the initial public offering                 40,000,000
   Underwriting discounts and offering expenses associated with the issuance of common
      stock                                                                                      (14,705,165)
   Underwriting discounts and offering expenses associated with the issuance of preferred
      stock                                                                                         (725,000)
   Issuance of 61,107 common shares from reinvestment of dividend distributions to
      stockholders                                                                                 1,453,105
                                                                                                ------------
      Net increase in net assets, applicable to common stockholders, from capital share
        transactions                                                                             301,022,940
                                                                                                ------------
Total increase in net assets applicable to common stockholders                                   336,184,121

NET ASSETS:
   Beginning of period                                                                               368,422
                                                                                                ------------
   End of period                                                                                $336,552,543
                                                                                                ============
   Accumulated net investment loss, net of deferred tax benefit, at November 30, 2004           $   (243,288)
                                                                                                ============

--------------
(1)      Commencement of Operations.

               See Accompanying Notes to the Financial Statements

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                             STATEMENT OF CASH FLOWS

                                                                                           PERIOD FROM
                                                                                      FEBRUARY 27, 2004(1)
                                                                                            THROUGH
                                                                                        NOVEMBER 30, 2004
                                                                                        -----------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Distributions received from master limited partnerships                                $  14,304,509
   Interest income received                                                                     810,088
   Interest income received from money market funds                                             187,689
   Purchases of long term investments                                                      (445,922,215)
   Proceeds from sale of investments                                                          3,708,544
   Net purchases of short term investments                                                   (3,209,614)
   Payments for interest rate swap settlements                                                 (368,530)
   Interest expense paid                                                                       (606,655)
   Operating expenses paid                                                                   (2,829,735)
                                                                                          -------------
      Net cash used in operating activities                                                (433,925,919)
                                                                                          -------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Issuance of common stock                                                                 315,000,000
   Issuance of auction rate senior notes payable                                            110,000,000
   Issuance of preferred stock                                                               35,000,000
   Common stock issuance costs                                                              (14,705,165)
   Debt issuance costs                                                                       (1,435,500)
   Preferred stock issuance costs                                                              (542,129)
   Dividends paid to preferred stockholders                                                    (110,082)
   Dividends paid to common stockholders                                                     (5,370,787)
                                                                                          -------------
      Net cash provided by financing activities                                             437,836,337
                                                                                          -------------
   Net decrease in cash                                                                       3,910,418
   Cash--beginning of period                                                                    368,422
                                                                                          -------------
   Cash--end of period                                                                    $   4,278,840
                                                                                          =============
Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities:
   Net increase in net assets, applicable to common stockholders, resulting from
      operations                                                                          $  47,439,259
      Adjustments to reconcile net increase in net assets, applicable to common stockholders, resulting from operations to net cash used in operating activities:
        Purchases of long-term investments, net of return of capital adjustments           (434,160,194)
        Proceeds from sales of investments                                                    3,708,544
        Net purchases of short term investments                                              (3,209,614)
        Deferred income taxes                                                                30,330,018
        Net change in unrealized appreciation on investments and interest rate swap
           contracts                                                                        (78,376,460)
        Realized gains on investments                                                          (312,748)
        Accretion of discount on investments                                                    (11,522)
        Amortization of debt issuance costs                                                      13,659
        Dividends to preferred stockholders                                                     152,568
        Changes in operating assets and liabilities:
           Increase in interest receivable                                                      (24,031)
           Increase in prepaid expenses and other assets                                       (467,842)
           Increase in payable to Adviser                                                       573,298
           Increase in accrued expenses and other liabilities                                   419,146
                                                                                          -------------
              Total adjustments                                                            (481,365,178)
                                                                                          -------------

                                      F-7

                                                                                           PERIOD FROM
                                                                                      FEBRUARY 27, 2004(1)
                                                                                            THROUGH
                                                                                        NOVEMBER 30, 2004
                                                                                        -----------------

Net cash used in operating activities                                                     $(433,925,919)
                                                                                          =============

NON-CASH FINANCING ACTIVITIES:
   Reinvestment of distributions to common stockholders                                   $   1,453,105
                                                                                          =============

--------------
(1)      Commencement of Operations.

               See Accompanying Notes to the Financial Statements

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                              FINANCIAL HIGHLIGHTS

                                                                                           PERIOD FROM
                                                                                      FEBRUARY 27, 2004(1)
                                                                                             THROUGH
                                                                                        NOVEMBER 30, 2004
PER COMMON SHARE DATA(2)
   Net Asset Value, beginning of period
      Public offering price                                                               $  25.00
      Underwriting discounts and offering costs on initial public offering                   (1.17)
      Underwriting discounts and offering costs on issuance of preferred stock               (0.06)
   Income from Investment Operations:
      Net investment loss                                                                    (0.03)
      Net realized and unrealized gain on investments                                         3.77
                                                                                          --------
        Total increase from investment operations                                             3.74
                                                                                          --------
   Less Dividends to Preferred Stockholders:
      Net investment income                                                                     --
      Return of capital                                                                      (0.01)
                                                                                          --------
        Total dividends to preferred stockholders                                            (0.01)
                                                                                          --------
   Less Dividends to Common Stockholders:
      Net investment income                                                                     --
      Return of capital                                                                      (0.97)
                                                                                          --------
        Total dividends to common stockholders                                               (0.97)
                                                                                          --------
   Net Asset Value, end of period                                                         $  26.53
                                                                                          ========
   Per common share market value, end of period                                           $  27.06
   Total Investment Return Based on Market Value(3)                                          12.51%

SUPPLEMENTAL DATA AND RATIOS
   Net assets applicable to common stockholders, end of period (000's)                    $336,553
   Ratio of expenses to average net assets before waiver: (4)(6)                              2.01%
   Ratio of expenses to average net assets after waiver: (4)(6)                               1.73%
   Ratio of expenses, without regard to non-recurring organizational expenses, to
      average net assets before waiver: (4)(6)                                                1.90%
   Ratio of expenses, without regard to non-recurring organizational expenses, to
      average net assets after waiver: (4)(6)                                                 1.62%
   Ratio of net investment loss to average net assets before waiver: (4)(6)                  (0.45)%
   Ratio of net investment loss to average net assets after waiver: (4)(6)                   (0.17)%
   Portfolio turnover rate                                                                    1.39%
   Tortoise Auction Rate Senior Notes, end of period (000's)                              $110,000
   Per common share amount of borrowings outstanding at end of period                     $   8.67
   Per common share amount of net assets, excluding borrowings, at end of period          $  35.21
   Asset coverage, per $1,000 of principal amount of auction rate senior notes
      Series A                                                                            $  4,378
      Series B                                                                            $  4,378
   Asset coverage ratio of auction rate senior notes(5)                                        438%

--------------
(1)      Commencement of Operations.
(2) Information presented relates to a share of common stock outstanding for the entire period.
(3) Not Annualized. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Company's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(4)      Annualized.
(5) Represents value of total assets less all liabilities and indebtedness not represented by auction rate senior notes and MMP Shares at the end of the period divided by auction rate senior notes outstanding at the end of the period.
(6) The expense ratios and net investment income ratios do not reflect the effect of dividend payments to preferred stockholders.

               See Accompanying Notes to the Financial Statements

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                          NOTES TO FINANCIAL STATEMENTS

                                NOVEMBER 30, 2004

1.       Organization

         Tortoise Energy Infrastructure Corporation (the "Company") was organized as a Maryland corporation on October 29, 2003, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company's investment objective is to seek a high level of total return with an emphasis on current dividends paid to stockholders. The Company seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector. The Company commenced operations on February 27, 2004. The Company's shares are listed on the New York Stock Exchange under the symbol "TYG".

2.       Significant Accounting Policies

         A      Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

         B      Investment Valuation - The Company primarily owns securities that are listed on a securities exchange. The Company values those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company will use the price of the exchange that it generally considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ") will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between bid and ask price on such day.

         The Company may invest up to 30% of its total assets in restricted securities. Restricted securities may be subject to statutory and contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company's ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issuance, securities with similar yields, quality, type of issue, coupon, duration and rating.

         The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value. If events occur that will affect the value of the Company's portfolio securities before the net asset value has been calculated (a "significant event"), the portfolio securities so affected will generally be priced using a fair value procedure.

         The Company generally values its interest rate swap contracts by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.

         C      Security Transactions and Investment Income - Security
transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Distributions are recorded on the ex-dividend date. Distributions received from the Company's investments in master limited partnerships ("MLPs") generally are comprised of income and return of capital from the MLP. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts.

         D      Dividends to Stockholders - Dividends to common stockholders are recorded on the ex-dividend date. The character of dividends to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. The Company's dividend, for book purposes, is comprised entirely of return of capital as a result of the current period net loss incurred by the Company. For tax purposes, the Company estimates the current dividend to common stockholders is also comprised of 100% return of capital for the current fiscal year. The Company is unable to make final determinations as to the tax character of the dividend to common stockholders until after the end of the calendar year. The Company will inform stockholders of the final character of the dividend during January 2005.

         Dividends to preferred stockholders are based on a variable rates set at auctions, normally held every 28 days. Dividends on preferred shares are accrued for the subsequent 28 day period on the auction date. Dividends on preferred shares are payable every 28 days, on the first day following the end of the dividend period.

         E      Federal Income Taxation - The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP's taxable income in computing its own taxable income. The Company's tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. To the extent the Company has a net deferred tax asset, a valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized. Future realization of deferred income tax assets ultimately depends on the existence of sufficient taxable income of the appropriate character in either the carryback or carryforward period under the tax law.

         F      Organization Expenses, Offering and Debt Issuance Costs - The
Company is responsible for paying all organization expenses, which are expensed as incurred. Offering costs related to the issuance of common and preferred stock are charged to additional paid-in capital when the shares are issued. Debt issuance costs related to the auction rate senior notes payable are capitalized and amortized over the period the notes are outstanding.

         G      Derivative Financial Instruments - The Company uses derivative financial instruments (principally interest rate swap contracts) to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations.

         H. Indemnifications - Under the Company's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.       Concentration of Risk

         The Company's investment objective is to seek a high level of total return with an emphasis on current dividends paid to its stockholders. Under normal circumstances, the Company intends to invest at least 90% of its total assets in securities of domestic energy infrastructure companies, and will invest at least 70% of its total assets in equity securities of MLPs. The Company may invest up to 25% of its assets in debt securities, which may include below investment grade securities. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.

4.       Agreements

         The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, LLC (the "Adviser"). Under the terms of the agreement, the Company will pay the Adviser a fee equal to an annual rate of 0.95% of the Company's average monthly total assets (including any assets attributable to leverage) minus the sum of accrued liabilities (other than deferred income taxes, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred shares) ("Managed Assets"), in exchange for the investment advisory services provided. For the period following the commencement of the Company's operations through February 28, 2006, the Adviser has agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.23% of the average monthly Managed Assets of the Company. For years ending February 28, 2007, 2008 and 2009, the Adviser has agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.10% of the average monthly Managed Assets of the Company.

         The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company's administrator. The Company will pay the administrator a monthly fee computed at an annual rate of 0.07% of the first $300 million of the Company's Managed Assets, 0.06% on the next $500 million of Managed Assets and 0.04% on the balance of the Company's Managed Assets, subject to a minimum annual fee of $45,000.

         U.S. Bank N.A. serves as the Company's custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.015% on the first $100 million of the Company's Managed Assets and 0.01% on the balance of the Company's Managed Assets, subject to a minimum annual fee of $4,800.

5.       Income Taxes

         Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company's deferred tax assets and liabilities as of November 30, 2004, are as follows:

       Deferred tax assets:
       Organization costs...................................       $    82,478
       Net operating loss carryforwards.....................         1,086,392
                                                                   -----------
                                                                     1,168,870
                                                                   -----------
       Deferred tax liabilities:
       Unrealized gains on investment securities and
          interest rate swap contracts......................        30,507,318
       Basis of investment in MLPs..........................           991,570
                                                                   -----------
                                                                    31,498,888
                                                                   -----------
       Total net deferred tax liability.....................       $30,330,018
                                                                   ===========

         For the period from February 27, 2004 to November 30, 2004, the components of income tax expense include $27,358,823 and $3,037,849 for deferred federal and state income taxes, respectively, as well as a reduction of the Company's valuation allowance as of February 27, 2004 in the amount of $66,654. At November 30, 2004, the Company had a net operating loss for federal income tax purposes of approximately $2,786,000. This net operating loss may be carried forward for 20 years, and accordingly would expire after the year ended November 30, 2024.

         Total income taxes differ from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains on investments and interest rate swap contracts before taxes as follows:

       Application of statutory income tax rate.........           $27,272,646
       State income taxes...............................             3,037,849
       Change in deferred tax valuation allowance.......               (66,654)
       Other, net.......................................                86,177
                                                                   -----------
       Total............................................           $30,330,018
                                                                   ===========

         At November 30, 2004, the Company did not record a valuation allowance against its deferred tax assets.

         At November 30, 2004, the cost basis of investments for federal income tax purposes was $431,443,044. At November 30, 2004, gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

        Gross unrealized appreciation....................          $81,127,478
        Gross unrealized depreciation....................                   --
                                                                   -----------
        Net unrealized appreciation......................          $81,127,478
                                                                   ===========

6.       Investment Transactions

         For the period ended November 30, 2004, the Company purchased (at cost) and sold securities (at proceeds) in the amount of $445,922,215 and $3,708,544 (excluding short-term debt securities and interest rate swaps), respectively.

7.       Auction Rate Senior Notes

         The Company has issued $60,000,000 and $50,000,000 aggregate principal amount of auction rate senior notes Series A and Series B, respectively (collectively, the "Notes"). The Notes were issued in denominations of $25,000. The principal amount of the Notes will be due and payable on July 15, 2044. Fair value of the notes approximates carrying amount because the interest rate fluctuates with changes in interest rates available in the current market.

         Holders of the Notes are entitled to receive cash interest payments at an annual rate that may vary for each rate period. Interest rates for Series A and Series B as of November 30, 2004 were 2.25% and 2.35%, respectively. The weighted average interest rates for Series A and Series B for the period from July 15, 2004 (issuance date) through November 30, 2004, were 2.03% and 2.05%, respectively. These rates include the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25%. For each subsequent rate period, the interest rate will be determined by an auction conducted in accordance with the procedures described in the Notes' prospectus. Generally, each rate period will be 28 days. The Notes will not be listed on any exchange or automated quotation system.

         The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure deficiency as stated in the Company's rating agency guidelines in a timely manner.

         The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company's outstanding preferred shares; (2) senior to all of the Company's outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

8.       Preferred Stock

         The Company has 7,500 authorized preferred shares, of which 1,400 shares (MMP Shares) are currently outstanding. The MMP Shares have rights determined by the Board of Directors. The MMP Shares have a liquidation value of $25,000 per share plus any accumulated, but unpaid dividends, whether or not declared.

         Holders of the MMP Shares are entitled to receive cash dividend payments at an annual rate that may vary for each rate period. The dividend rate as of November 30, 2004 was 2.55%. The weighted average dividend rate for the period from September 16, 2004 (issuance date) through November 30, 2004, was 2.31%. This rate includes the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25%. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distribution on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%.

         The MMP Shares are redeemable in certain circumstances at the option of the Company. The MMP Shares are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure deficiency as stated in the Company's rating agency guidelines in a timely manner.

         The holders of MMP Shares have voting rights equal to the holders of common stock (one vote per share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred shares or the holders of common shares.

9.       Interest Rate Swap Contracts

         The Company has entered into interest rate swap contracts to protect itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company's leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the Company failing to maintain a required 300% asset coverage of the liquidation value of the outstanding auction rate senior notes or if the Company loses its credit rating on its auction rate senior notes, then the Company could be required to make a termination payment, in addition to redeeming all or some of the auction rate senior notes. Details of the interest rate swap contracts outstanding as of November 30, 2004, were as follows:

                                                         FIXED RATE           FLOATING RATE             UNREALIZED
                        TERMINATION       NOTIONAL        PAID BY              RECEIVED BY             APPRECIATION/
   COUNTERPARTY            DATE            AMOUNT       THE COMPANY            THE COMPANY            (DEPRECIATION)
   ------------            ----            ------       -----------            -----------            --------------
U.S. Bank, N.A.         07/10/2007        $60,000,000      3.54%        1 month U.S. Dollar LIBOR       $ (82,599)
U.S. Bank, N.A.         07/17/2007         50,000,000      3.56%        1 month U.S. Dollar LIBOR        (125,931)
                                                                                                        ---------
                                                                                                        $(208,530)
                                                                                                        =========

10.      Common Stock

         The Company has 100,000,000 shares of beneficial interest authorized and 12,684,154 shares outstanding at November 30, 2004. Transactions in common shares for the period February 27, 2004 through November 30, 2004, were as follows:

Beginning shares........................................             23,047
Shares sold through initial public offering and
   exercise of over allotment options...................         12,600,000
Shares issued through reinvestment of dividends.........             61,107
                                                                 ----------
Ending shares...........................................         12,684,154
                                                                 ==========

11.      Subsequent Events

         On December 1, 2004 the Company paid a dividend in the amount of $0.43 per share, for a total of $5,454,186. Of this total, the dividend reinvestment amounted to $1,105,225.

         Effective November 10, 2004, the Company's Board of Directors approved an additional common stock offering. The Company received net proceeds of $46,244,961 and issued 1,755,027 shares on December 22, 2004, in connection with this offering.

             UNAUDITED FINANCIAL STATEMENTS, AS OF JANUARY 31, 2005
          FOR THE PERIOD FROM DECEMBER 1, 2004 THROUGH JANUARY 31, 2005

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                       SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                                        JANUARY 31, 2005
                                                                                  -----------------------------
                                                                                   SHARES              VALUE
                                                                                  ---------------  ------------
COMMON STOCK -  0.56%+

Natural Gas Transmission and Distribution - 0.56%+
   Crosstex Energy, Inc. (Cost $2,263,977)                                          56,536           $  2,334,937

MASTER LIMITED PARTNERSHIPS -  135.75%+

Coal - 3.49%+
   Natural Resource Partners L.P.                                                  253,700             14,701,915
                                                                                                     ------------

Shipping - 0.60%+
   U.S. Shipping Partners L.P.*                                                      2,000                 54,700
   K-Sea Transportation Partners L.P.                                               71,300              2,464,841
                                                                                                     ------------
                                                                                                        2,519,541
                                                                                                     ------------

Crude/Refined Products Pipelines - 80.14%+
   Buckeye Partners, L.P.                                                          415,200             18,621,720
   Enbridge Energy Partners, L.P.                                                  419,200             22,980,544
   Holly Energy Partners, L.P.                                                     427,070             16,062,103
   Kaneb Pipe Line Partners, L.P.                                                  414,500             25,284,500
   Kinder Morgan Management, LLC#                                                  946,032             39,960,386
   Kinder Morgan Management, LLC^                                                  420,815             17,497,488
   Magellan Midstream Partners, L.P.                                               841,637             52,181,494
   Pacific Energy Partners, L.P.                                                   656,500             19,826,300
   Plains All American Pipeline, L.P.                                              728,400             29,099,580
   Plains All American Pipeline, L.P.^                                             486,855             18,281,405
   Sunoco Logistics Partners, L.P.                                                 810,100             32,930,565
   TEPPCO Partners, L.P.                                                           607,400             24,156,298
   Valero, L.P.                                                                    294,700             18,156,467
                                                                                                     ------------
                                                                                                      335,038,850
                                                                                                     ------------
Natural Gas/Natural Gas Liquid Pipelines - 13.80%+
   Enterprise Products Partners, L.P.                                            1,845,800             50,593,378
   Northern Border Partners, L.P.                                                  151,200              7,529,760
                                                                                                     ------------
                                                                                                       58,123,138
                                                                                                     ------------
Natural Gas Gathering/Processing - 24.90%+
   Copano Energy, LLC                                                              170,500              4,688,750
   Energy Transfer Partners, L.P.                                                  902,300             58,739,730
   Markwest Energy Partners, L.P.                                                  226,100             11,745,895
   Markwest Energy Partners, L.P.^                                                 579,710             29,663,761
                                                                                                     ------------
                                                                                                      104,838,136
                                                                                                     ------------
Propane Distribution - 13.41%+
   Inergy, L.P.                                                                  1,732,220             55,777,484
   Inergy, L.P.^                                                                    24,861                700,583
                                                                                                     ------------
                                                                                                       56,478,067
                                                                                                     ------------
   Total Master Limited Partnerships (Cost $444,000,841)                                              571,699,647
                                                                                                     ============

                                      F-17

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                              PRINCIPAL AMOUNT         VALUE
                                                                              ----------------         -----
PROMISSORY NOTES - 1.80%+
   K-Sea Transportation Partners L.P. - Unregistered, 8.000%, Due
      03/31/2009 (Cost $7,597,017)^@                                            $7,698,458              7,597,017
                                                                                ==========           ============

                                                                                 SHARES
                                                                                 ------
SHORT TERM INVESTMENTS - 7.00%+
   First American Prime Obligations Money Market Fund - Class Z                 14,742,827             14,742,827
   First American Treasury Obligations Money Market Fund - Class Z              14,742,827             14,742,827
                                                                                                     ------------
   Total Short Term Investments (Cost $29,485,654)                                                     29,485,654
                                                                                                     ------------

TOTAL INVESTMENTS - 145.11%+ (COST $483,347,489)                                                      611,117,255

Interest Rate Swap Contracts - 0.02%+
   $60,000,000 notional, matures 7/10/2007 - Unrealized
      Appreciation                                                                                         44,491
   $50,000,000 notional, matures 7/17/2007 - Unrealized
      Appreciation                                                                                         49,808
                                                                                                     ------------
                                                                                                           94,299
                                                                                                     ------------
   Liabilities in Excess of Other Assets - (36.82%)+                                                 (155,062,486)
                                                                                                     ------------

   Preferred Shares at Redemption Value - (8.31%)+                                                    (35,000,000)
                                                                                                     ------------

TOTAL NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS - 100.00%+                                        $421,149,068
                                                                                                     ============

--------------
Footnotes and Abbreviations
+       Calculated as a percentage of net assets.
*       Non-Income producing security.
^       Fair valued securities represent a total market value of $73,740,255 which represents 17.51% of net assets.
#       Security distributions are paid in kind.
@       Security is a variable rate instrument.  Interest rate is as of January 31, 2005.

               See Accompanying Notes to the Financial Statements

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                  STATEMENT OF ASSETS & LIABILITIES (UNAUDITED)

                                                                                           JANUARY 31, 2005
                                                                                           ----------------
ASSETS
   Investments at value (cost $483,347,489)                                                 $611,117,255
   Receivable for Adviser reimbursement                                                          385,121
   Interest and dividend receivable                                                              202,358
   Distribution receivable                                                                     3,281,350
   Unrealized appreciation on interest rate swap contracts                                        94,299
   Prepaid expenses and other assets                                                           1,977,116
                                                                                            ------------
      Total assets                                                                           617,057,499
                                                                                            ------------

LIABILITIES
   Payable to Adviser                                                                            719,280
   Dividend payable on preferred stock                                                            61,979
   Accrued expenses and other liabilities                                                        312,053
   Deferred tax liability                                                                     49,815,119
   Auction rate senior notes payable:
      Series A, due July 15, 2044                                                             60,000,000
      Series B, due July 15, 2044                                                             50,000,000
                                                                                            ------------
      Total liabilities                                                                      160,908,431
                                                                                            ------------

PREFERRED STOCK
   $25,000 liquidation value per share applicable to 1,400 outstanding shares
      (7,500 shares authorized)                                                               35,000,000
                                                                                            ------------
      Net assets applicable to common stockholders                                          $421,149,068
                                                                                            ============

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
   Capital stock, $0.001 par value; 14,744,095 shares issued and outstanding
      (100,000,000 shares authorized)                                                       $     14,744
   Additional paid-in capital                                                                343,142,140
   Accumulated net investment loss, net of deferred tax benefit                                 (488,889)
   Accumulated realized gain, net of deferred tax expense                                        454,264
   Net unrealized gain on investments and interest rate swap contracts, net
      of deferred tax expense                                                                 78,026,809
                                                                                            ------------
      Net assets applicable to common stockholders                                          $421,149,068
                                                                                            ============
   Net Asset Value per common share outstanding (net assets applicable to
      common shares, divided by common shares outstanding)                                  $      28.56
                                                                                            ============


               See Accompanying Notes to the Financial Statements

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                       STATEMENT OF OPERATIONS (UNAUDITED)

                                                                                              PERIOD FROM
                                                                                            DECEMBER 1, 2004
                                                                                        THROUGH JANUARY 31, 2005
                                                                                        ------------------------
INVESTMENT INCOME
   Gross distributions from master limited partnerships                                       $  4,068,151
   Less:  return of capital on distributions                                                    (3,386,737)
                                                                                              ------------
   Distribution income from master limited partnerships                                            681,414
   Dividends from money market mutual funds                                                         77,874
   Interest                                                                                        140,381
                                                                                              ------------
      TOTAL INVESTMENT INCOME                                                                      899,669
                                                                                              ------------

EXPENSES
   Advisory fees                                                                                   834,282
   Professional fees                                                                                61,757
   Administrator fees                                                                               58,042
   Directors' fees                                                                                  12,009
   Custodian fees and expenses                                                                       7,655
   Reports to stockholders                                                                           7,017
   Registration fees                                                                                 6,200
   Fund accounting fees                                                                              5,520
   Stock transfer agent fees                                                                         1,660
   Other expenses                                                                                   12,571
                                                                                              ------------
      TOTAL EXPENSES BEFORE INTEREST EXPENSE AND AUCTION AGENT FEES                              1,006,713
                                                                                              ------------
   Interest expense on auction rate senior notes                                                   461,464
   Auction agent fees                                                                               36,100
                                                                                              ------------
                                                                                                   497,564
                                                                                              ------------
      TOTAL EXPENSES                                                                             1,504,277
                                                                                              ------------
   Less, expense reimbursement by Adviser                                                         (201,984)
                                                                                              ------------
      NET EXPENSES                                                                               1,302,293
                                                                                              ------------

NET INVESTMENT LOSS, BEFORE DEFERRED TAX BENEFIT                                                  (402,624)
   Deferred tax benefit                                                                            157,023
                                                                                              ------------

NET INVESTMENT LOSS                                                                               (245,601)
                                                                                              ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on investments                                                                967,476
   Net realized loss on interest rate swap settlements                                            (166,999)
                                                                                              ------------
      Net realized gain, before deferred tax expense                                               800,477
        Deferred tax expense                                                                      (312,186)
                                                                                              ------------
           Net realized gain on investments and interest rate swap settlements.                    488,291
                                                                                              ------------
   Net change in unrealized appreciation of investments                                         49,184,776
   Net change in unrealized appreciation of interest rate swap contracts                           302,829
                                                                                              ------------
      Net change in unrealized gain, before deferred tax expense                                49,487,605
        Deferred tax expense                                                                   (19,329,938)
                                                                                              ------------
           Net change in unrealized appreciation of investments and interest
              rate swap contracts                                                               30,157,667
                                                                                              ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                                 30,645,958
                                                                                              ------------
DIVIDENDS TO PREFERRED STOCKHOLDERS                                                               (148,475)
                                                                                              ------------
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM
   OPERATIONS                                                                                 $ 30,251,882
                                                                                              ============

               See Accompanying Notes to the Financial Statements

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                           PERIOD FROM
                                                                        DECEMBER 1, 2004          PERIOD FROM
                                                                             THROUGH              FEBRUARY 27,
                                                                        JANUARY 31, 2005        2004(1) THROUGH
                                                                           (UNAUDITED)         NOVEMBER 30, 2004
                                                                       -----------------      -------------------
OPERATIONS
   Net investment loss                                                   $   (245,601)       $      (243,288)
   Net realized gain (loss) on investments and interest rate
      swap settlements                                                        488,291                (34,027)
   Net change in unrealized appreciation of investments and
      interest rate swap contracts                                         30,157,667             47,869,142
   Dividends to preferred stockholders                                       (148,475)              (152,568)
                                                                         ------------         --------------
   Net increase in net assets applicable to common stockholders
      resulting from operations                                            30,251,882             47,439,259
                                                                         ------------         --------------

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS
   Net investment income                                                           --                     --
                                                                         ------------         --------------
   Return of capital                                                               --            (12,278,078)
                                                                         ------------         --------------
      Total dividends to common stockholders                                       --            (12,278,078)

CAPITAL SHARE TRANSACTIONS
   Proceeds from initial public offering of 11,000,000 common
      shares                                                                       --            275,000,000
   Proceeds from issuance of 1,600,000 common shares in
      connection with exercising an overallotment option granted
      to underwriters of the initial public offering                               --             40,000,000
   Underwriting discounts and offering expenses associated with
      the issuance of common stock                                                 --            (14,705,165)
   Underwriting discounts and offering expenses associated with
      the issuance of preferred stock                                         157,715               (725,000)
   Issuance of 41,660 and 61,107 common shares from reinvestment
      of dividend distributions to stockholders, respectively               1,105,224              1,453,105
   Proceeds from secondary offering of 1,755,027 common shares             48,000,000
   Proceeds from issuance of 263,254 common shares in connection with exercising an overallotment option granted to
      underwriters of the secondary offering                                7,200,000                     --
   Underwriting discounts and offering expenses associated with
      the issuance of common stock                                         (2,118,296)                    --
                                                                         ------------         --------------
      Net increase in net assets, applicable to common
        stockholders, from capital share transactions                      54,344,643            301,022,940
                                                                         ------------         --------------
   Total increase in net assets applicable to common stockholders          84,596,525            336,184,121
NET ASSETS
   Beginning of period                                                    336,552,543                368,422
                                                                         ------------         --------------
   End of period                                                         $421,149,068         $  336,552,543
                                                                         ============         ==============
   Accumulated net investment loss, net of deferred tax benefit,
      at the end of period                                               $   (488,889)        $     (243,288)
                                                                         ============         ==============

--------------
(1)      Commencement of Operations.

               See Accompanying Notes to the Financial Statements

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                       STATEMENT OF CASH FLOWS (UNAUDITED)

                                                                                                      PERIOD FROM
                                                                                                    DECEMBER 1, 2004
                                                                                                THROUGH JANUARY 31, 2005
CASH FLOWS FROM OPERATING ACTIVITIES
   Distributions received from master limited partnerships                                           $    786,801
   Interest and dividend income received                                                                   39,928
   Purchases of long term investments                                                                 (35,603,957)
   Proceeds from sale of long-term investments                                                         10,102,529
   Net purchases of short term investments                                                            (26,276,328)
   Payments for interest rate swap settlements                                                           (166,999)
   Interest expense paid                                                                                 (351,492)
   Operating expenses paid                                                                             (1,413,082)
                                                                                                     ------------
      Net cash used in operating activities                                                           (52,882,600)
                                                                                                     ------------
CASH FLOWS FROM FINANCING ACTIVITIES
   Issuance of common stock                                                                            55,199,985
   Common stock issuance costs                                                                         (2,118,281)
   Dividends paid to preferred stockholders                                                              (128,982)
   Dividends paid to common stockholders                                                               (4,348,962)
                                                                                                     ------------
   Net cash provided by financing activities                                                           48,603,760
                                                                                                     ------------
   Net decrease in cash                                                                                (4,278,840)
   Cash--beginning of period                                                                            4,278,840
                                                                                                     ------------
   Cash--end of period                                                                               $         --
                                                                                                     ============
RECONCILIATION OF NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
   RESULTING FROM OPERATIONS TO NET CASH USED IN OPERATING ACTIVITIES
   Net increase in net assets applicable to common stockholders resulting from
      operations                                                                                     $ 30,251,882
      Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities
        Purchases of long-term investments, net of return of capital adjustments                      (32,217,220)
        Proceeds from sales of investments                                                             10,102,529
        Net purchases of short term investments                                                       (26,276,328)
        Deferred income taxes                                                                          19,485,101
        Net change in unrealized appreciation on investments and interest rate swap
           contracts                                                                                  (49,487,605)
        Realized gains on investments                                                                    (967,476)
        Accretion of discount on investments                                                               (3,462)
        Amortization of debt issuance costs                                                                 6,090
        Dividends to preferred stockholders                                                               148,475
        Changes in operating assets and liabilities
           Increase in distribution receivable                                                         (3,281,350)
           Increase in interest and dividend receivable                                                  (178,327)
           Increase in prepaid expenses and other assets                                                  (93,521)
           Increase in payable to Adviser                                                                (239,139)
           Increase in accrued expenses and other liabilities                                            (132,249)
                                                                                                     ------------
              Total adjustments                                                                       (83,134,482)
                                                                                                     ------------
Net cash used in operating activities                                                                $(52,882,600)
                                                                                                     ============

NON-CASH FINANCING ACTIVITIES
   Reinvestment of distributions to common stockholders                                              $  1,105,224
                                                                                                     ============

               See Accompanying Notes to the Financial Statements

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                              FINANCIAL HIGHLIGHTS

                                                                   PERIOD FROM                  PERIOD FROM
                                                                 DECEMBER 1, 2004          FEBRUARY 27, 2004(1)
                                                               THROUGH JANUARY 31,         THROUGH NOVEMBER 30,
                                                                 2005 (UNAUDITED)                  2004
                                                            -------------------------     ------------------------
PER COMMON SHARE DATA(2)
   Net Asset Value, beginning of period                              $  26.53                    $     --

      Public offering price                                                --                       25.00
      Underwriting discounts and offering costs on
        initial public offering                                            --                       (1.17)
      Underwriting discounts and offering costs on
        issuance of preferred stock                                        --                       (0.06)
      Underwriting discounts and offering costs on
        secondary offering(3)                                           (0.14)                         --
   Income (loss) from Investment Operations:
      Net investment loss                                               (0.01)                      (0.03)
      Net realized and unrealized gain on investments                    2.19                        3.77
                                                                     --------                    --------
        Total increase from investment operations                        2.18                        3.74
                                                                     --------                    --------
   Less Dividends to Preferred Stockholders:
      Net investment income                                                --                          --
      Return of capital                                                 (0.01)                      (0.01)
                                                                     --------                    --------
        Total dividends to preferred stockholders                       (0.01)                      (0.01)
                                                                     --------                    --------
   Less Dividends to Common Stockholders:
      Net investment income                                                --                          --
      Return of capital                                                    --                       (0.97)
                                                                     --------                        ----
        Total dividends to common stockholders                             --                       (0.97)
                                                                     --------                    --------
   Net Asset Value, end of period                                    $  28.56                    $  26.53
                                                                     ========                    ========
   Per common share market value, end of period                      $  28.44                    $  27.06
   Total Investment Return Based on Market Value(4)                      5.10%                      12.51%

SUPPLEMENTAL DATA AND RATIOS
   Net assets applicable to common stockholders, end
      of period (000's)                                              $421,149                    $336,553
   Ratio of expenses to average net assets before
      waiver:(5)(6)                                                      2.38%                       2.01%
   Ratio of expenses to average net assets after
      waiver:(5)(6)                                                      2.06%                       1.73%
   Ratio of expenses, without regard to non-recurring
      organizational expenses, to average net assets
      before waiver:(5)(6)                                               2.38%                       1.90%
   Ratio of expenses, without regard to non-recurring
      organizational expenses, to average net assets
      after waiver:(5)(6)                                                2.06%                       1.62%
   Ratio of net investment loss to average net assets
      before waiver:(5)(6)                                              (0.96)%                     (0.45)%
   Ratio of net investment loss to average net assets
      after waiver:(5)(6)                                               (0.64)%                     (0.17)%
   Portfolio turnover rate                                               1.89%                       1.39%
   Tortoise Auction Rate Senior Notes, end of period
      (000's)                                                        $110,000                    $110,000
   Tortoise Preferred Stock, end of period (000's)
..                $ 35,000                    $ 35,000
   Per common share amount of borrowings outstanding
      at end of period                                               $   7.46                    $   8.67

                                      F-23

                                                                   PERIOD FROM                  PERIOD FROM
                                                                 DECEMBER 1, 2004          FEBRUARY 27, 2004(1)
                                                               THROUGH JANUARY 31,         THROUGH NOVEMBER 30,
                                                                 2005 (UNAUDITED)                  2004
                                                            -------------------------     ------------------------

   Per common share amount of net assets, excluding
      borrowings, at end of period                                   $  36.02                    $  35.21
   Asset coverage, per $1,000 of principal amount of
      auction rate senior notes
      Series A                                                       $  5,147                    $  4,378
      Series B                                                       $  5,147                    $  4,378
   Asset coverage, per $25,000 liquidation value per
      share of preferred stock                                       $325,821                    $265,395
   Asset coverage ratio of auction rate senior notes(7)                   515%                        438%

--------------
(1)      Commencement of Operations.
(2) Information presented relates to a share of common stock outstanding for the entire period.
(3) The public offering price, per common share, for the secondary offering was $27.35, which represented the Company's market price per common share on December 14, 2004.
(4) Not Annualized. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Company's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(5)      Annualized.
(6) The expense ratios and net investment ratios do not reflect the effect of dividend payments to preferred stockholders.
(7) Represents value of total assets less all liabilities and indebtedness not represented by auction rate senior notes and MMP Shares at the end of the period divided by auction rate senior notes outstanding at the end of the period.

               See Accompanying Notes to the Financial Statements

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
January 31, 2005

1.       ORGANIZATION

Tortoise Energy Infrastructure Corporation (the "Company") was organized as a Maryland corporation on October 29, 2003, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company's investment objective is to seek a high level of total return with an emphasis on current dividends paid to shareholders. The Company seeks to provide its shareholders with an efficient vehicle to invest in the energy infrastructure sector. The Company commenced operations on February 27, 2004. The Company's shares are listed on the New York Stock Exchange under the symbol "TYG".

2.       SIGNIFICANT ACCOUNTING POLICIES

A.       USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.       INVESTMENT VALUATION

The Company primarily owns securities that are listed on a securities exchange. The Company values those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company will use the price of the exchange that it generally considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ") will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between bid and ask price on such day.

The Company may invest up to 30% of its total assets in restricted securities. Restricted securities may be subject to statutory and contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company's ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issuance, securities with similar yields, quality, type of issue, coupon, duration and rating.

The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value. If events occur that will affect the value of the Company's portfolio securities before the net asset value has been calculated (a "significant event"), the portfolio securities so affected will generally be priced using a fair value procedure.

The Company generally values its interest rate swap contracts by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.

C.       SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Distributions are recorded on the ex-dividend date. Distributions received from the Company's investments in master limited partnerships ("MLPs") generally are comprised of income and return of capital from the MLP. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts.

D.       DIVIDENDS TO SHAREHOLDERS

Dividends to common shareholders are recorded on the ex-dividend date. The character of dividends to common shareholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the period ended November 30, 2004, the Company's dividend, for book purposes, was comprised entirely of return of capital as a result of the net loss incurred by the Company. For the period ended November 30, 2004, for tax purposes, the Company determined the current dividend to common shareholders is also comprised of 100% return of capital.

Dividends to preferred shareholders are based on a variable rates set at auctions, normally held every 28 days. Dividends on preferred shares are accrued for the subsequent 28 day period on the auction date. Dividends on preferred shares are payable every 28 days, on the first day following the end of the dividend period.

E.       FEDERAL INCOME TAXATION

The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP's taxable income in computing its own taxable income. The Company's tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. To the extent the Company has a net deferred tax asset, a valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized. Future realization of deferred income tax assets ultimately depends on the existence of sufficient taxable income of the appropriate character in either the carryback or carryforward period under the tax law.

F.       ORGANIZATION EXPENSES, OFFERING AND DEBT ISSUANCE COSTS

The Company is responsible for paying all organization expenses, which are expensed as incurred. Offering costs related to the issuance of common and preferred stock are charged to additional paid-in capital when the shares are issued. Debt issuance costs related to the auction rate senior notes payable are capitalized and amortized over the period the notes are outstanding.

G.       DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivative financial instruments (principally interest rate swap contracts) to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations.

H.       INDEMNIFICATIONS

Under the Company's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.       CONCENTRATION OF RISK

The Company's investment objective is to seek a high level of total return with an emphasis on current dividends paid to its shareholders. Under normal circumstances, the Company intends to invest at least 90% of its total assets in securities of domestic energy infrastructure companies, and will invest at least 70% of its total assets in equity securities of MLPs. The Company may invest up to 25% of its assets in debt securities, which may include below investment grade securities. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.

4.       AGREEMENTS

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, LLC (the "Adviser"). Under the terms of the agreement, the Company will pay the Adviser a fee equal to an annual rate of 0.95% of the Company's average monthly total assets (including any assets attributable to leverage) minus the sum of accrued liabilities (other than deferred income taxes, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred shares) ("Managed Assets"), in exchange for the investment advisory services provided. For the period following the commencement of the Company's operations through February 28, 2006, the Adviser has agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.23% of the average monthly Managed Assets of the Company. For years ending February 28, 2007, 2008 and 2009, the Adviser has agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.10% of the average monthly Managed Assets of the Company.

The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company's administrator. The Company will pay the administrator a monthly fee computed at an annual rate of 0.07% of the first $300 million of the Company's Managed Assets, 0.06% on the next $500 million of Managed Assets and 0.04% on the balance of the Company's Managed Assets, subject to a minimum annual fee of $45,000.

U.S. Bank N.A. serves as the Company's custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.015% on the first $100 million of the Company's Managed Assets and 0.01% on the balance of the Company's Managed Assets, subject to a minimum annual fee of $4,800.

5.       INCOME TAXES

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company's deferred tax assets and liabilities as of January 31, 2005, are as follows:

Deferred tax assets:
     Net operating loss carry forwards                        $ 1,200,279
     Organization costs                                            79,179
                                                              -----------
                                                                1,279,458
                                                              -----------
Deferred tax liabilities:
     Unrealized gains on investment securities
         and interest rate swap contracts                      49,837,256
     Basis of investment in MLPs                                1,257,321
                                                              -----------
                                                               51,094,577
                                                              -----------
Total net deferred tax liability                              $49,815,119
                                                              ===========

For the period from December 1, 2004 to January 31, 2005, the components of income tax expense include $17,486,629 and $1,998,472 for deferred federal and state income taxes (net of federal tax benefit), respectively. For the period from December 1, 2004 to January 31, 2005, the Company had a net operating loss for federal income tax purposes of approximately $377,000. For the fiscal year ended November 30, 2004, the Company had a net operating loss for federal income tax purposes of approximately $2,786,000. These net operating losses may be carried forward for 20 years, and accordingly would expire after the years ending November 30, 2025 and 2024, respectively.

Total income taxes differ from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains on investments and interest rate swap contracts before taxes as follows:

Application of statutory income tax rate                      $17,459,910
State income taxes, net of federal tax benefit                  1,995,418
Other, net                                                         29,773
                                                              -----------
Total                                                         $19,485,101
                                                              ===========

At January 31, 2005, the Company did not record a valuation allowance against its deferred tax assets.

At January 31, 2005, the cost basis of investments for federal income tax purposes was $480,123,587 and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation                                $130,993,668
Gross unrealized depreciation                                          --
                                                             ------------
Net unrealized appreciation                                  $130,993,668
                                                             ============

6.       INVESTMENT TRANSACTIONS

For the period ended January 31, 2005, the Company purchased (at cost) and sold securities (at proceeds) in the amount of $35,603,957 and $10,102,529 (excluding short-term debt securities and interest rate swaps), respectively.

7.       AUCTION RATE SENIOR NOTES

The Company has issued $60,000,000 and $50,000,000 aggregate principal amount of auction rate senior notes Series A and Series B, respectively (collectively, the "Notes"). The Notes were issued in denominations of $25,000. The principal amount of the Notes will be due and payable on July 15, 2044. Fair value of the notes approximates carrying amount because the interest rate fluctuates with changes in interest rates available in the current market.

Holders of the Notes are entitled to receive cash interest payments at an annual rate that may vary for each rate period. Interest rates for Series A and Series B as of January 31, 2005 were 2.83% and 2.70%, respectively. The weighted average interest rates for Series A and Series B for the period from December 1, 2004 through January 31, 2005, were 2.68% and 2.64%, respectively. These rates include the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25%. For each subsequent rate period, the interest rate will be determined by an auction conducted in accordance with the procedures described in the Notes' prospectus. Generally, each rate period will be 28 days. The Notes will not be listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure deficiency as stated in the Company's rating agency guidelines in a timely manner.

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company's outstanding preferred shares; (2) senior to all of the Company's outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

8.       PREFERRED STOCK

The Company has 7,500 authorized preferred shares, of which 1,400 shares (MMP Shares) are currently outstanding. The MMP Shares have rights determined by the Board of Directors. The MMP Shares have a liquidation value of $25,000 per share plus any accumulated, but unpaid dividends, whether or not declared.

Holders of the MMP Shares are entitled to receive cash dividend payments at an annual rate that may vary for each rate period. The dividend rate as of January 31, 2005 was 2.80%. The weighted average dividend rate for the period from December 1, 2004 through January 31, 2005, was 2.75%. This rate includes the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25%. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distribution on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%.

The MMP Shares are redeemable in certain circumstances at the option of the Company. The MMP Shares are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure deficiency as stated in the Company's rating agency guidelines in a timely manner.

The holders of MMP Shares have voting rights equal to the holders of common stock (one vote per share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred shares or the holders of common shares.

9.       INTEREST RATE SWAP CONTRACTS

The Company has entered into interest rate swap contracts to protect itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company's leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the Company failing to maintain a required 300% asset coverage of the liquidation value of the outstanding auction rate senior notes or if the Company loses its credit rating on its auction rate senior notes, then the Company could be required to make a termination payment, in addition to redeeming all or some of the auction rate senior notes. Details of the interest rate swap contracts outstanding as of January 31, 2005, were as follows:

                                                   Fixed Rate            Floating Rate
                                     Notional       Paid by               Received by            Unrealized
   Counterparty     Maturity Date     Amount      the Company             the Company           Appreciation
------------------------------------------------------------------------------------------------------------
 U.S. Bank, N.A.      7/10/2007    $60,000,000       3.54%       1 month U.S. Dollar LIBOR         $44,491
 U.S. Bank, N.A.      7/17/2007     50,000,000       3.56%       1 month U.S. Dollar LIBOR          49,808
                                                                                                   -------
                                                                                                   $94,299
============================================================================================================

The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contract. The amount of credit risk is limited to the net appreciation of the interest rate swap contract, as no collateral is pledged by the counterparty. As of January 31, 2005, the exposure to credit risk was $94,299.

10.      COMMON STOCK

The Company has 100,000,000 shares of beneficial interest authorized and 14,744,095 shares outstanding at January 31, 2005. Transactions in common shares for the period February 27, 2004 to November 30, 2004 and from December 1, 2004 to January 31, 2005, were as follows:

Beginning shares at February 27, 2004                                                                 23,047
Shares sold through initial public offering and exercise of over allotment options                12,600,000
Shares issued through reinvestment of dividends                                                       61,107
                                                                                                  ----------
Ending shares at November 30, 2004                                                                12,684,154
                                                                                                  ==========

Beginning shares at December 1, 2004                                                              12,684,154
Shares sold through secondary offering and exercise of over allotment options                      2,018,281
Shares issued through reinvestment of dividends                                                       41,660
                                                                                                  ----------
Ending shares at January 31, 2005                                                                 14,744,095
                                                                                                  ==========

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                             SCHEDULE OF INVESTMENTS
                                   (UNAUDITED)

                                FEBRUARY 28, 2005

COMMON STOCK                                                         SHARES                  VALUE
                                                                     ------                  -----
NATURAL GAS GATHERING/PROCESSING
   Crosstex Energy, Inc. (Cost $2,246,338)                            56,536               $ 2,346,244
                                                                                          ------------
MASTER LIMITED PARTNERSHIPS

COAL
   Natural Resource Partners L.P.                                    169,700                10,356,791
                                                                                          ------------
SHIPPING
   U.S. Shipping Partners L.P.*                                        2,000                    54,240
   K-Sea Transportation Partners L.P.                                 71,300                 2,583,912
                                                                                          ------------
                                                                                             2,638,152
                                                                                          ------------
CRUDE/REFINED PRODUCTS PIPELINES
   Buckeye Partners, L.P.                                            415,200                18,231,432
   Enbridge Energy Partners, L.P.                                    419,200                22,657,760
   Enbridge Energy Partners, L.P.^                                   501,300                25,400,871
   Holly Energy Partners, L.P.                                       427,070                16,634,377
   Kaneb Pipe Line Partners, L.P.                                    414,500                25,429,575
   Kinder Morgan Management, LLC#                                    946,032                40,603,693
   Kinder Morgan Management, LLC^                                    420,815                17,779,434
   Magellan Midstream Partners, L.P.                                 841,637                51,045,284
   Pacific Energy Partners, L.P.                                     656,500                21,277,165
   Plains All American Pipeline, L.P.                                728,400                28,509,576
   Plains All American Pipeline, L.P.^                               486,855                18,768,260
   Sunoco Logistics Partners, L.P.                                   810,100                33,943,190
   TEPPCO Partners, L.P.                                             607,400                26,628,416
   Valero, L.P.                                                      294,700                18,321,499
                                                                                          ------------
                                                                                           365,230,532
                                                                                          ------------
NATURAL GAS/NATURAL GAS LIQUID PIPELINES
   Enterprise Products Partners, L.P.                              1,845,800                49,319,776
   Northern Border Partners, L.P.                                    151,200                 7,726,320
                                                                                          ------------
                                                                                            57,046,096
                                                                                          ------------
NATURAL GAS GATHERING/PROCESSING
   Copano Energy, LLC                                                155,800                 4,349,936
   Energy Transfer Partners, L.P.                                    902,300                57,566,740
   Hiland Partners, L.P.*                                             36,548                 1,112,887
   Markwest Energy Partners, L.P.                                    226,100                11,110,554
   Markwest Energy Partners, L.P.^                                   579,710                28,057,964
                                                                                          ------------
                                                                                           102,198,081
                                                                                          ------------
PROPANE DISTRIBUTION
   Inergy, L.P.                                                    1,732,220                56,470,372
   Inergy, L.P.^                                                     118,414                 3,419,796
                                                                                          ------------
                                                                                            59,890,168
                                                                                          ------------
Total Master Limited Partnerships (Cost $466,105,528)                                      597,359,820
                                                                                          ------------



                                                                  PRINCIPAL
PROMISSORY NOTES                                                    AMOUNT
                                                                  -----------
K-Sea Transportation Partners L.P. - Unregistered, 8.000%,
   Due 03/31/2009 (Cost $7,454,492)^@                             $7,552,475                 7,454,492
                                                                                          ------------
SHORT TERM INVESTMENTS                                              SHARES
                                                                  -----------
First American Government Obligations Money Market Fund -
   Class Y (Cost $6,822,983)                                       6,822,983                 6,822,983
                                                                                          ------------
TOTAL INVESTMENTS (COST $482,629,341)                                                     $613,983,539
                                                                                          ============

---------------------------------------
* Non-Income producing security.
^ Fair valued securities represent a total market value of $100,880,817. # Security distributions are paid in kind.
@ Security is a variable rate instrument. Interest rate is as of February 28, 2005.

                                   APPENDIX A -
                 SUMMARY OF CERTAIN PROVISIONS OF THE INDENTURE

         The following is a summary of certain provisions of the indenture dated July 13, 2004 (the "Original Indenture") and the Supplemental Indenture dated April 7, 2005. This summary does not purport to be complete and is qualified in its entirety by reference to the Indenture, a copy of which is on file with the Commission.

                                   DEFINITIONS


         "'AA' COMPOSITE COMMERCIAL PAPER RATE" on any date means (i) the interest equivalent of (1) the 7-day rate, in the case of a Rate Period which is a Standard Rate Period or shorter, (2) the 30-day rate, in the case of Rate Periods greater than 7 days but fewer than or equal to 31 days, or (3) the 180-day rate, in the case of all other Rate Periods, on financial commercial paper on behalf of issuers whose corporate bonds are rated "AA" by S&P, or the equivalent of such rating by another nationally recognized rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on financial commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest ..001 of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by the Auction Agent. For purposes of this definition,
(A) "Commercial Paper Dealers" shall mean (1) Citigroup Global Markets Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman Sachs & Co.; (2) in lieu of any thereof, its respective Affiliate or successor; and (3) in the event that any of the foregoing shall cease to quote rates for financial commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in financial commercial paper of such issuers then making such quotations selected by the Corporation, and (B) "interest equivalent" of a rate stated on a discount basis for financial commercial paper of a given number of days' maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.


         "AFFILIATE" means any person controlled by, in control of or under common control with the Company; provided that no Broker-Dealer controlled by, in control of or under common control with the Company shall be deemed to be an Affiliate nor shall any corporation or any person controlled by, in control of or under common control with such corporation one of the directors or executive officers of which also is a Director of the Company be deemed to be an Affiliate solely because such director or executive officer also is a Director of the Company.

         "AGENT MEMBER" means a member of or participant in the Securities Depository that will act on behalf of a Bidder.

         "ALL HOLD RATE" means 80% of the "AA" Composite Commercial Paper Rate.

         "APPLICABLE RATE" means, with respect to each series of Tortoise Notes for each Rate Period (i) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Rate, (iii) in the case where all the Tortoise Notes of a series are the subject of Hold Orders for the Auction in respect thereof, the All Hold Rate, and (iv) if an Auction is not held for any reason (including the circumstance where there is no Auction Agent or Broker-Dealer), the Maximum Rate.

         "AUCTION" means each periodic operation of the procedures set forth in Appendix B--Auction Procedures.

         "AUCTION AGENT" means The Bank of New York unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Directors enters into an agreement with the Company to follow the Auction Procedures for the purpose of determining the Applicable Rate.

         "AUCTION DATE" means the first Business Day next preceding the first day of a Rate Period for each series of Tortoise Notes.

         "AUCTION PROCEDURES" means the procedures for conducting Auctions set forth in Appendix B hereto.

         "AUTHORIZED DENOMINATIONS" means $25,000 and any integral multiple thereof.

         "BENEFICIAL OWNER," with respect to each series of Tortoise Notes, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of such series of Tortoise Notes.

         "BID" shall have the meaning specified in Appendix B--Auction
Procedures.

         "BIDDER" shall have the meaning in Appendix B--Auction Procedures; provided, however, that neither the Company nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Company may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

         "BOARD OF DIRECTORS" or "BOARD" means the Board of Directors of the Company or any duly authorized committee thereof as permitted by applicable law.

         "BROKER-DEALER" means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Company and has entered into a Broker-Dealer Agreement that remains effective.

         "BROKER-DEALER AGREEMENT" means an agreement among the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

         "BUSINESS DAY" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in the City of New York, New York are authorized or obligated by law to close.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COMMERCIAL PAPER DEALERS" has the meaning set forth in the definition of AA Composite Commercial Paper Rate.

         "COMMISSION" means the Securities and Exchange Commission.

         "DEFAULT RATE" means the Reference Rate multiplied by three (3).

         "DEPOSIT SECURITIES" means cash and any obligations or securities, including short term money market instruments that are Eligible Assets, rated at least AAA, A-2 or SP-2 by Fitch, except that such obligations or securities shall be considered "Deposit Securities" only if they are also rated at least P-2 by Moody's.

         "DISCOUNT FACTOR" means the Moody's Discount Factor (if Moody's is then rating the Tortoise Notes), Fitch Discount Factor (if Fitch is then rating the Tortoise Notes) or an Other Rating Agency Discount Factor, whichever is applicable.

         "DISCOUNTED VALUE" means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor, provided that with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the quotient as calculated above or the par value, whichever is lower.

         "ELIGIBLE ASSETS" means Moody's Eligible Assets or Fitch's Eligible Assets (if Moody's or Fitch are then rating the Tortoise Notes) and/or Other Rating Agency Eligible Assets, whichever is applicable.

         "EXISTING HOLDER," with respect to Tortoise Notes of a series, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Company) that is listed on the records of the Auction Agent as a holder of Tortoise Notes of such series.

         "FITCH" means Fitch Ratings and its successors at law.

         "FITCH DISCOUNT FACTOR" means the discount factors set forth in the Fitch Guidelines for use in calculating the Discounted Value of the Company's assets in connection with Fitch's ratings of Tortoise Notes.

         "FITCH ELIGIBLE ASSET" means assets of the Company set forth in the Fitch Guidelines as eligible for inclusion in calculating the Discounted Value of the Company's assets in connection with Fitch's ratings of Tortoise Notes.

         "FITCH GUIDELINES" mean the guidelines provided by Fitch, as may be amended from time to time, in connection with Fitch's ratings of Tortoise Notes.

         "HOLD ORDER" shall have the meaning specified in Appendix B--Auction Procedures.

         "HOLDER" means, with respect to Tortoise Notes, the registered holder of notes of each series of Tortoise Notes as the same appears on the books or records of the Company.


         "LIBOR" means, for purposes of determining the Reference Rate, (i) the rate for deposits in U.S. dollars for the designated Rate Period, which appears on display page 3750 of Moneyline's Telerate Service ("Telerate Page 3750") (or such other page as may replace that page on that service, or such other service as may be selected by Lehman Brothers Inc. or its successors) as of 11:00 a.m., London time, on the day that is the Business Day on the Auction Date or, if the Auction Date is not a Business Day, the Business Day preceding the Auction Date (the "LIBOR Determination Date"), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750,
(A) Lehman Brothers Inc. shall determine the arithmetic mean of the offered quotations of the reference banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Rate Period in an amount determined by Lehman Brothers Inc. by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by Lehman Brothers Inc. to the reference banks, (B) if at least two of the reference banks provide such quotations, LIBOR shall equal such arithmetic mean of such quotations, (C) if only one or none of the reference banks provide such quotations, LIBOR shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York, New York selected by Lehman Brothers Inc. (after obtaining the Issuer's approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Rate Period in an amount determined by Lehman Brothers Inc. (after obtaining the Issuer's approval) that is representative of a single transaction in such market at such time by reference to the principal London office of leading banks in the London interbank market; provided, however, that if Lehman Brothers Inc. is not a Broker-Dealer or does not quote a rate required to determine LIBOR, LIBOR will be determined on the basis of the quotation or quotations furnished by any other Broker-Dealer selected by the Issuer to provide such rate or rates not being supplied by Lehman Brothers Inc.; provided further, that if Lehman Brothers Inc. and/or a substitute Broker-Dealer are required but unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR shall be the most recently determinable LIBOR. If the number of Rate Period days shall be (i) 7 or more but fewer than 21 days, such rate shall be the seven-day LIBOR rate; (ii) more than 21 but fewer than 49 days, such rate shall be one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer than 168 days, such rate shall be the five-month LIBOR rate;
(vii) 168 or more but fewer 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more days but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.


         "MARKET VALUE" means the market value of an asset of the Company as determined as follows:

         For equity securities, the value obtained from readily available market quotations. If an equity security is not traded on an exchange or not available from a Board-approved pricing service, the value obtained from written broker-dealer quotations. For fixed-income securities, the value obtained from readily available market quotations based on the last updated sale price or the value obtained from a pricing service or the value obtained from a written broker-dealer quotation from a dealer who has made a market in the security. Market value for other securities will mean the value obtained pursuant to the Company's Valuation Procedures. If the market value of a security cannot be obtained, or the Company's investment adviser determines that the value of a security as so obtained does not represent the fair value of a security, fair value for that security shall be determined pursuant to methodologies established by the Board of Directors.

         "MAXIMUM RATE" means, on any date on which the Applicable Rate is determined, the rate equal to the applicable percentage of the Reference Rate, subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers, provided that immediately following any such increase the Company would be in compliance with the Tortoise Notes Basic Maintenance Amount.


         "MINIMUM RATE" means, on any Auction Date with respect to a Rate Period of 7 days or fewer, 70% of the AA Composite Commercial Paper Rate at the close of business on the Business Day next preceding such Auction Date. There shall be no Minimum Rate on any Auction Date with respect to a Rate Period of more than the Standard Rate Period.


         "MOODY'S" means Moody's Investors Service, Inc., a Delaware corporation, and its successors at law.

         "MOODY'S DISCOUNT FACTOR" means the discount factors set forth in the Moody's Guidelines for use in calculating the Discounted Value of the Company's assets in connection with Moody's ratings of Tortoise Notes.

         "MOODY'S ELIGIBLE ASSETS" means assets of the Company set forth in the Moody's Guidelines as eligible for inclusion in calculating the Discounted Value of the Company's assets in connection with Moody's ratings of Tortoise Notes.

         "MOODY'S GUIDELINES" mean the guidelines provided by Moody's, as may be amended from time to time, in connection with Moody's ratings of Tortoise Notes.

         "1940 ACT TORTOISE NOTES ASSET COVERAGE" means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 300% with respect to all outstanding senior securities representing indebtedness of the Company, including all Outstanding Tortoise Notes (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its common stock), determined on the basis of values calculated as of a time within 48 hours next preceding the time of such determination.

         "NOTES" means Securities of the Company ranking on a parity with the Tortoise Notes that may be issued from time to time pursuant to the Indenture.

         "ORDER" shall have the meaning specified in Appendix B--Auction Procedures.


         "ORIGINAL ISSUE DATE" means, with respect to Series C of Tortoise Notes, April 11, 2005.


         "OTHER RATING AGENCY" means each rating agency, if any, other than Moody's or Fitch then providing a rating for the Tortoise Notes pursuant to the request of the Company.

         "OTHER RATING AGENCY DISCOUNT FACTOR" means the discount factors set forth in the Other Rating Agency Guidelines of each Other Rating Agency for use in calculating the Discounted Value of the Company's assets in connection with the Other Rating Agency's rating of Tortoise Notes.

         "OTHER RATING AGENCY ELIGIBLE ASSETS" means assets of the Company set forth in the Other Rating Agency Guidelines of each Other Rating Agency as eligible for inclusion in calculating the Discounted Value of the Company's assets in connection with the Other Rating Agency's rating of Tortoise Notes.

         "OTHER RATING AGENCY GUIDELINES" mean the guidelines provided by each Other Rating Agency, as may be amended from time to time, in connection with the Other Rating Agency's rating of Tortoise Notes.

         "OUTSTANDING" or "OUTSTANDING" means, as of any date, Tortoise Notes theretofore issued by the Company except, without duplication, (i) any Tortoise Notes theretofore canceled, redeemed or repurchased by the Company, or delivered to the Trustee for cancellation or with respect to which the Company has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such Tortoise Notes and (ii) any Tortoise Notes represented by any certificate in lieu of which a new certificate has been executed and delivered by the Company. Notwithstanding the foregoing, (A) in connection with any Auction, any series of Tortoise Notes as to which the Company or any person known to the Auction Agent to be an Affiliate of the Company shall be the Existing Holder thereof shall be disregarded and deemed not to be Outstanding; and (B) for purposes of determining the Tortoise Notes Basic Maintenance Amount, Tortoise Notes held by the Company shall be disregarded and not deemed Outstanding but Tortoise Notes held by any Affiliate of the Company shall be deemed Outstanding.


         "PAYING AGENT" means BNY Midwest Trust Company, unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Company to serve as paying agent, which paying agent may be the same as the Trustee or the Auction Agent.


         "PERSON" or "PERSON" means and includes an individual, a partnership, a trust, a company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

         "POTENTIAL BENEFICIAL OWNER," with respect to a series of Tortoise Notes, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of Tortoise Notes of such series but that wishes to purchase Tortoise Notes of such series, or that is a Beneficial Owner of Tortoise Notes of such series that wishes to purchase additional Tortoise Notes of such series.

         "POTENTIAL HOLDER," with respect to Tortoise Notes of such series, shall mean a Broker-Dealer (or any such other person as may be permitted by the Company) that is not an Existing Holder of Tortoise Notes of such series or that is an Existing Holder of Tortoise Notes of such series that wishes to become the Existing Holder of additional Tortoise Notes of such series.

         "RATE PERIOD" means, with respect to a series of Tortoise Notes, the period commencing on the Original Issue Date thereof and ending on the date specified for such series on the Original Issue Date thereof and thereafter, as to such series, the period commencing on the day following each Rate Period for such series and ending on the day established for such series by the Company.

         "RATING AGENCY" means each of Fitch (if Fitch is then rating Tortoise Notes), Moody's (if Moody's is then rating Tortoise Notes) and any Other Rating Agency.

         "RATING AGENCY GUIDELINES" mean Fitch Guidelines (if Fitch is then rating Tortoise Notes), Moody's Guidelines (if Moody's is then rating Tortoise Notes) and any Other Rating Agency Guidelines.

         "REFERENCE RATE" means, with respect to the determination of the Maximum Rate and Default Rate, the greater of (1) applicable AA Composite Commercial Paper Rate (for a Rate Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Rate Period of 184 days or more), or (2) the applicable LIBOR Rate.

         "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

         "SECURITIES DEPOSITORY" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Company that agrees to follow the procedures required to be followed by such securities depository in connection with the Tortoise Notes Series C.

         "SELL ORDER" shall have the meaning specified in Appendix B--Auction Procedures.

         "SPECIAL RATE PERIOD" means a Rate Period that is not a Standard Rate Period.

         "SPECIFIC REDEMPTION PROVISIONS" means, with respect to any Special Rate Period of more than one year, either, or any combination of a period (a "Non-Call Period") determined by the Board of Directors after consultation with the Broker-Dealers, during which the Tortoise Notes subject to such Special Rate Period are not subject to redemption at the option of the Company consisting of a number of whole years as determined by the Board of Directors after consultation with the Broker-Dealers, during each year of which the Tortoise Notes subject to such Special Rate Period shall be redeemable at the Company's option and/or in connection with any mandatory redemption at a price equal to the principal amount plus accumulated but unpaid interest plus a premium expressed as a percentage or percentages of $25,000 or expressed as a formula using specified variables as determined by the Board of Directors after consultation with the Broker-Dealers.


         "STANDARD RATE PERIOD" means a Rate Period of 7 days.


         "STATED MATURITY" with respect to Tortoise Notes Series C, shall mean April 10, 2045.


         "SUBMISSION DEADLINE" means 1:00 p.m. Eastern Standard time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.


         "SUBMITTED BID" shall have the meaning specified in Appendix B--Auction Procedures.

         "SUBMITTED HOLD ORDER" shall have the meaning specified in Appendix B--Auction Procedures.

         "SUBMITTED ORDER" shall have the meaning specified in Appendix B--Auction Procedures.

         "SUBMITTED SELL ORDER" shall have the meaning specified in Appendix B--Auction Procedures.

         "SUFFICIENT CLEARING BIDS" shall have the meaning specified in Appendix B--Auction Procedures.

         "TORTOISE NOTES BASIC MAINTENANCE AMOUNT" as of any Valuation Date has the meaning set forth in the Rating Agency Guidelines.

         "TORTOISE NOTES SERIES C" means the Series C of the Tortoise Notes or any other Notes hereinafter designated as Series C of the Tortoise Notes.


         "TREASURY INDEX RATE" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Rate Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Rate Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15(519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Company by at least three recognized dealers in U.S. Government securities selected by the Company.

         "TRUSTEE" means BNY Midwest Trust Company or such other person who is named as a trustee pursuant to the terms of the Indenture.


         "VALUATION DATE" means every Friday, or, if such day is not a Business Day, the next preceding Business Day; provided, however, that the first Valuation Date may occur on any other date established by the Company; provided, further, however, that such first Valuation Date shall be not more than one week from the date on which Tortoise Notes Series C initially are issued.

               NOTE DETAILS, FORM OF NOTES AND REDEMPTION OF NOTES

INTEREST

         (a) The Holders of any series of Tortoise Notes shall be entitled to receive interest payments on their Tortoise Notes at the Applicable Rate, determined as set forth in paragraph (c) below, and no more, payable on the respective dates determined as set forth in paragraph (b) below. Interest on the Outstanding Tortoise Notes of any series issued on the Original Issue Date shall accumulate from the Original Issue Date.

         (b)(i) Interest shall be payable, subject to subparagraph (b)(ii) below, on each series of Tortoise Notes, with respect to any Rate Period on the first Business Day following the last day of such Rate Period; provided, however, if the Rate Period is greater than 30 days then on a monthly basis on the first Business Day of each month within such Rate Period and on the Business Day following the last day of such Rate Period.

                  (ii) If a day for payment of interest resulting from the application of subparagraph (b)(i) above is not a Business Day, then the Interest Payment Date shall be the first Business Day following such day for payment of interest in the case of a series of Tortoise Notes designated as "Series C."

                  (iii) The Company shall pay to the Paying Agent not later than 3:00 p.m., New York City time, on the Business Day next preceding each Interest Payment Date for each series of Tortoise Notes, an aggregate amount of funds available on the next Business Day in the City of New York, New York, equal to the interest to be paid to all Holders of such Tortoise Notes on such Interest Payment Date. The Company shall not be required to establish any reserves for the payment of interest.

                  (iv) All moneys paid to the Paying Agent for the payment of interest shall be held in trust for the payment of such interest by the Paying Agent for the benefit of the Holders specified in subparagraph (b)(v) below. Any moneys paid to the Paying Agent in accordance with the foregoing but not applied by the Paying Agent to the payment of interest, including interest earned on such moneys, will, to the extent permitted by law, be repaid to the Company at the end of 90 days from the date on which such moneys were to have been so applied.

                  (v) Each interest payment on a series of Tortoise Notes shall be paid on the Interest Payment Date therefor to the Holders of that series as their names appear on the security ledger or security records of the Company on the Business Day next preceding such Interest Payment Date. Interest in arrears for any past Rate Period may be declared and paid at any time, without reference to any regular Interest Payment Date, to the Holders as their names appear on the books or records of the Company on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Directors. No interest will be payable in respect of any Interest Payment or payments which may be in arrears.

         (c)(i) The interest rate on Outstanding Tortoise Notes of each series during the period from and after the Original Issue Date to and including the last day of the initial Rate Period therefor shall be equal to the rate per annum set forth under (a) above. For each subsequent Rate Period with respect to the Tortoise Notes Outstanding thereafter, the interest rate shall be equal to the rate per annum that results from an Auction; provided, however, that if an Auction for any subsequent Rate Period of a series of Tortoise Notes is not held for any reason or if Sufficient Clearing Bids have not been made in an Auction (other than as a result of all series of Tortoise Notes being the subject of Submitted Hold Orders), then the interest rate on a series of Tortoise Notes for any such Rate Period shall be the Maximum Rate (except during a Default Period when the interest rate shall be the Default Rate, as set forth in (c)(ii) below). The All Hold Rate will apply automatically following an Auction in which all of the Outstanding series of Tortoise Notes are subject (or are deemed to be subject) to Hold Orders. The rate per annum at which interest is payable on a series of Tortoise Notes as determined pursuant to this paragraph (c)(i) shall be the "Applicable Rate." For Standard Rate Periods or less only, the Applicable Rate resulting from an Auction will not be less than the Minimum Rate.

                  (ii) Subject to the cure provisions below, a "Default Period" with respect to a particular series will commence on any date the Company fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any declared interest on that series payable on the Interest Payment Date (an "Interest Default") or (B) the full amount of any redemption price (the "Redemption Price") payable on the date fixed for redemption (the "Redemption Date") (a "Redemption Default") and together with an Interest Default, hereinafter referred to as "Default"). Subject to the cure provisions of (c)(iii) below, a Default Period with respect to an Interest Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid interest and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of an Interest Default, the Applicable Rate for each Rate Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Rate Period commencing after the beginning of a Default Period shall be a Standard Rate Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Rate Period. No Auction shall be held during a Default Period with respect to an Interest Default applicable to that series of Tortoise Notes.

                  (iii) No Default Period with respect to an Interest Default or Redemption Default shall be deemed to commence if the amount of any interest or any Redemption Price due (if such default is not solely due to the willful failure of the Company) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Interest Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360 for each series. The Default Rate shall be equal to the Reference Rate multiplied by three (3).

                  (iv) The amount of interest payable on each Interest Payment Date of each Rate Period of less than one (1) year (or in respect of interest on another date in connection with a redemption during such Rate Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Rate Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Rate Period (or portion thereof) that such Tortoise Notes were outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Rate Period of one
         (1) year or more, the amount of interest per Tortoise Note payable on any Interest Payment Date (or in respect of interest on another date in connection with a redemption during such Rate Period) shall be computed as described in the preceding sentence.

         (d) Any Interest Payment made on any series of Tortoise Notes shall first be credited against the earliest accrued but unpaid interest due with respect to such series.

REDEMPTION

         (a)(i) After the initial Rate Period, subject to the provisions of the Indenture and to the extent permitted under the 1940 Act, the Company may, at its option, redeem in whole or in part out of funds legally available therefor a series of Tortoise Notes designated in the Indenture as (A) having a Rate Period of one year or less, on the Business Day after the last day of such Rate Period by delivering a notice of redemption not less than 15 days and not more than 40 days prior to the date fixed for such redemption, at a redemption price equal to the aggregate principal amount, plus an amount equal to accrued but unpaid interest thereon (whether or not earned) to the date fixed for redemption ("Redemption Price"), or (B) having a Rate Period of more than one year, on any Business Day prior to the end of the relevant Rate Period by delivering a notice of redemption not less than 15 days and not more than 40 days prior to the date fixed for such redemption, at the Redemption Price, plus a redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions at the time of the designation of such Rate Period as set forth in the Indenture; provided, however, that during a Rate Period of more than one year no series of Tortoise Notes will be subject to optional redemption except in accordance with any Specific Redemption Provisions approved by the Board of Directors after consultation with the Broker-Dealers at the time of the designation of such Rate Period. Notwithstanding the foregoing, the Company shall not give a notice of or effect any redemption pursuant to this paragraph (a)(i) unless, on the date on which the Company intends to give such notice and on the date of redemption (a) the Company has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of a series of Tortoise Notes by reason of the redemption of such Tortoise Notes on such date fixed for the redemption and (b) the Company would have Eligible Assets with an aggregate Discounted Value at least equal the Tortoise Notes Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date, it being understood that the provisions of paragraph (d) below shall be applicable in such circumstances in the event the Company makes the deposit and takes the other action required thereby.

                  (ii) If the Company fails to maintain, as of any Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the Tortoise Notes Basic Maintenance Amount or, as of the last Business Day of any month, the 1940 Act Tortoise Notes Asset Coverage, and such failure is not cured within ten Business Days following such Valuation Date in the case of a failure to maintain the Tortoise Notes Basic Maintenance Amount or on the last Business Day of the following month in the case of a failure to maintain the 1940 Act Tortoise Notes Asset Coverage as of such last Business Day (each an "Asset Coverage Cure Date"), the Tortoise Notes will be subject to mandatory redemption out of funds legally available therefor. The principal amount of Tortoise Notes to be redeemed in such circumstances will be equal to the lesser of (A) the minimum principal amount of Tortoise Notes the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Company having Eligible Assets with an aggregate Discounted Value at least equal to the Tortoise Notes Basic Maintenance Amount, or sufficient to satisfy 1940 Act Tortoise Notes Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum principal amount of Tortoise Notes the redemption of which would have such result, all Tortoise Notes then Outstanding will be redeemed), and
         (B) the maximum principal amount of Tortoise Notes that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date at the Mandatory Redemption Price set forth in subparagraph (a)(iii) below.

                  (iii) In determining the Tortoise Notes required to be redeemed in accordance with the foregoing subparagraph (a)(ii), the Company shall allocate the principal amount of Tortoise Notes required to be redeemed to satisfy the Tortoise Notes Basic Maintenance Amount or the 1940 Act Tortoise Notes Asset Coverage, as the case may be, pro rata among the Holders of Tortoise Notes in proportion to the principal amount of Tortoise Notes they hold, by lot or such other method as the Company shall deem equitable, subject to the further provisions of this subparagraph (iii). The Company shall effect any required mandatory redemption pursuant to subparagraph (a)(ii) above no later than 40 days after the Asset Coverage Cure Date (the "Mandatory Redemption Date"), except that if the Company does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, the principal amount of Tortoise Notes which would be required to be redeemed by the Company under clause (A) of subparagraph (a)(ii) above if sufficient funds were available, or the Company otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Company shall redeem those Tortoise Notes, and other Notes, on the earliest practicable date on which the Company will have such funds available, upon notice pursuant to paragraph (b) below to record owners of the Tortoise Notes to be redeemed and the Paying Agent. The Company will deposit with the Paying Agent funds sufficient to redeem the specified principal amount of Tortoise Notes with respect to a redemption required under subparagraph (a)(ii) above, by 1:00 p.m., New York City time, of the Business Day immediately preceding the Mandatory Redemption Date. If fewer than all of the Outstanding Tortoise Notes are to be redeemed pursuant to this subparagraph (iii), the principal amount of Tortoise Notes to be redeemed shall be redeemed pro rata from the Holders of such Tortoise Notes in proportion to the principal amount of such Tortoise Note held by such Holders, by lot or by such other method as the Company shall deem fair and equitable, subject, however, to the terms of any applicable Specific Redemption Provisions. "Mandatory Redemption Price" means the Redemption Price plus (in the case of a Rate Period of one year or more only) a redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions.

         (b) In the event of a redemption pursuant to paragraph (a) above, the Company will file a notice of its intention to redeem with the Commission so as to provide at least the minimum notice required under Rule 23c-2 under the 1940 Act or any successor provision. In addition, the Company shall deliver a notice of redemption to the Auction Agent and the Trustee (the "Notice of Redemption") containing the information set forth below (i) in the case of an optional redemption pursuant to subparagraph (a)(i) above, one Business Day prior to the giving of notice to the Holders and (ii) in the case of a mandatory redemption pursuant to subparagraph (a)(ii) above, on or prior to the 30th day preceding the Mandatory Redemption Date. The Trustee will use its reasonable efforts to provide notice to each Holder of Tortoise Notes called for redemption by electronic or other reasonable means not later than the close of business on the Business Day immediately following the day on which the Trustee determines the Tortoise Notes to be redeemed (or, during a Default Period with respect to such Tortoise Notes, not later than the close of business on the Business Day immediately following the day on which the Trustee receives Notice of Redemption from the Company). The Trustee shall confirm such notice in writing not later than the close of business on the third Business Day preceding the date fixed for redemption by providing the Notice of Redemption to each Holder of Tortoise Notes called for redemption, the Paying Agent (if different from the Trustee) and the Securities Depository. Notice of Redemption will be addressed to the registered owners of each series of Tortoise Notes at their addresses appearing on the books or records of the Company. Such Notice of Redemption will set forth
(i) the date fixed for redemption, (ii) the principal amount and identity of Tortoise Notes to be redeemed, (iii) the redemption price (specifying the amount of accrued interest to be included therein), (iv) that interest on the Tortoise Notes to be redeemed will cease to accrue on such date fixed for redemption, and
(v) the 1940 Act provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all Tortoise Notes held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the principal amount of Tortoise Notes to be redeemed from such Holder.

         (c) Notwithstanding the provisions of paragraph (a) above, no Tortoise Notes may be redeemed unless all interest on the Outstanding Tortoise Notes and all Notes of the Company ranking on a parity with the Tortoise Notes, have been or are being contemporaneously paid or set aside for payment; provided, however, that the foregoing shall not prevent the purchase or acquisition of all Outstanding Tortoise Notes pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all Outstanding Tortoise Notes.

         (d) Upon the deposit of funds sufficient to redeem any Tortoise Notes with the Paying Agent and the giving of the Notice of Redemption to the Trustee under paragraph (b) above, interest on such Tortoise Notes shall cease to accrue and such Tortoise Notes shall no longer be deemed to be Outstanding for any purpose (including, without limitation, for purposes of calculating whether the Company has maintained the requisite Tortoise Notes Basic Maintenance Amount or the 1940 Act Tortoise Notes Asset Coverage), and all rights of the Holder of the Tortoise Notes so called for redemption shall cease and terminate, except the right of such Holder to receive the redemption price specified in the Indenture, but without any interest or other additional amount. Such redemption price shall be paid by the Paying Agent to the nominee of the Securities Depository. The Company shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the Tortoise Notes called for redemption on such date and (ii) such other amounts, if any, to which Holders of the Tortoise Notes called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of two years from such redemption date shall, to the extent permitted by law, be paid to the Company, after which time the Holders of Tortoise Notes so called for redemption may look only to the Company for payment of the redemption price and all other amounts, if any, to which they may be entitled. The Company shall be entitled to receive, from time to time after the date fixed for redemption, any interest earned on the funds so deposited.

         (e) To the extent that any redemption for which Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, or is otherwise prohibited, such redemption shall be made as soon as practicable to the extent such funds become legally available or such redemption is no longer otherwise prohibited. Failure to redeem any series of Tortoise Notes shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Company shall have failed, for any reason whatsoever, to deposit in trust with the Paying Agent the redemption price with respect to any Tortoise Notes for which such Notice of Redemption has been given. Notwithstanding the fact that the Company may not have redeemed any Tortoise Notes for which a Notice of Redemption has been given, interest may be paid on a series of Tortoise Notes and shall include those Tortoise Notes for which Notice of Redemption has been given but for which deposit of funds has not been made.

         (f) All moneys paid to the Paying Agent for payment of the redemption price of any Tortoise Notes called for redemption shall be held in trust by the Paying Agent for the benefit of Holders of Tortoise Notes to be redeemed.

         (g) So long as any Tortoise Notes are held of record by the nominee of the Securities Depository, the redemption price for such Tortoise Notes will be paid on the date fixed for redemption to the nominee of the Securities Depository for distribution to Agent Members for distribution to the persons for whom they are acting as agent.

         (h) Except for the provisions described above, nothing contained in the Indenture limits any right of the Company to purchase or otherwise acquire any Tortoise Notes outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of interest on, or the mandatory or optional redemption price with respect to, any series of Tortoise Notes for which Notice of Redemption has been given and the Company is in compliance with the 1940 Act Tortoise Notes Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the Tortoise Notes Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. If less than all the Outstanding Tortoise Notes of any series are redeemed or otherwise acquired by the Company, the Company shall give notice of such transaction to the Trustee, in accordance with the procedures agreed upon by the Board of Directors.

         (i) The Board of Directors may, without further consent of the holders of the Tortoise Notes or the holders of shares of capital stock of the Company, authorize, create or issue any class or series of Notes, including other series of Tortoise Notes, ranking prior to or on a parity with the Tortoise Notes to the extent permitted by the 1940 Act, if, upon issuance, either (A) the net proceeds from the sale of such Notes (or such portion thereof needed to redeem or repurchase the Outstanding Tortoise Notes) are deposited with the Trustee in accordance with paragraph (d) above, Notice of Redemption as contemplated by paragraph (b) above has been delivered prior thereto or is sent promptly thereafter, and such proceeds are used to redeem all Outstanding Tortoise Notes or (B) the Company would meet the 1940 Act Tortoise Notes Asset Coverage, the Tortoise Notes Basic Maintenance Amount and the requirements set forth below in "Certain Other Restrictions."

DESIGNATION OF RATE PERIOD

         The initial Rate Period for Tortoise Notes Series C shall be eight (8) days. The Company will designate the duration of subsequent Rate Periods of each series of Tortoise Notes; provided, however, that no such designation is necessary for a Standard Rate Period and, provided further, that any designation of a Special Rate Period shall be effective only if (i) notice thereof shall have been given as provided in the Indenture, (ii) any failure to pay in a timely manner to the Trustee the full amount of any interest on, or the redemption price of, Tortoise Notes shall have been cured as provided above,
(iii) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Rate Period, (iv) if the Company shall have mailed a Notice of Redemption with respect to any Tortoise Notes, the redemption price with respect to such Tortoise Notes shall have been deposited with the Paying Agent, and (v) in the case of the designation of a Special Rate Period, the Company has confirmed that as of the Auction Date next preceding the first day of such Special Rate Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the Tortoise Notes Basic Maintenance Amount, and the Company has consulted with the Broker-Dealers and has provided notice of such designation and otherwise complied with the Rating Agency Guidelines.

         If the Company proposes to designate any Special Rate Period, not fewer than 7 (or two Business Days in the event the duration of the Rate Period prior to such Special Rate Period is fewer than 8 days) nor more than 30 Business Days prior to the first day of such Special Rate Period, notice shall be (i) made by press release and (ii) communicated by the Company by telephonic or other means to the Trustee and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Company proposes to exercise its option to designate a succeeding Special Rate Period, specifying the first and last days thereof and
(B) that the Company will by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Special Rate Period, notify the Auction Agent and Trustee, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Rate Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Rate Period, in which latter event the succeeding Rate Period shall be a Standard Rate Period.

         No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period, the Company shall deliver to the Auction Agent and Trustee, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

                  (i) a notice stating (A) that the Company has determined to designate the next succeeding Rate Period as a Special Rate Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

                  (ii) a notice stating that the Company has determined not to exercise its option to designate a Special Rate Period.

If the Company fails to deliver either such notice with respect to any designation of any proposed Special Rate Period to the Auction Agent or is unable to make the confirmation described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period, the Company shall be deemed to have delivered a notice to the Auction Agent with respect to such Rate Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Rate Period.

RESTRICTIONS ON TRANSFER

         Tortoise Notes may be transferred only (a) pursuant to an order placed in an Auction, (b) to or through a Broker-Dealer or (c) to the Company or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose Tortoise Notes are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding Tortoise Notes through different Broker-Dealers, advises the Auction Agent of such transfer. The certificates representing the Tortoise Notes issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.

1940 ACT TORTOISE NOTES ASSET COVERAGE

         The Company shall maintain, as of the last Business Day of each month in which any Tortoise Notes are Outstanding, asset coverage with respect to the Tortoise Notes which is equal to or greater than the 1940 Act Tortoise Notes Asset Coverage; provided, however, that subparagraph (a)(ii) of "Redemption" above shall be the sole remedy in the event the Company fails to do so.

TORTOISE NOTES BASIC MAINTENANCE AMOUNT

         So long as the Tortoise Notes are Outstanding and any Rating Agency is then rating the Tortoise Notes, the Company shall maintain, as of each Valuation Date, Eligible Assets having an aggregate Discounted Value equal to or greater than the Tortoise Notes Basic Maintenance Amount; provided, however, that subparagraph (a)(ii) of "Redemption" above shall be the sole remedy in the event the Company fails to do so.

CERTAIN OTHER RESTRICTIONS

         For so long as any Tortoise Notes are Outstanding and any Rating Agency is then rating the Tortoise Notes, the Company will not engage in certain proscribed transactions set forth in the Rating Agency Guidelines, unless it has received written confirmation from each such Rating Agency that proscribes the applicable transaction in its Rating Agency Guidelines that any such action would not impair the rating then assigned by such Rating Agency to a series of Tortoise Notes.

         For so long as any Tortoise Notes are Outstanding, the Company will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, common shares or other shares of capital stock of the Company) upon any class of shares of capital stock of the Company, unless, in every such case, immediately after such transaction, the 1940 Act Tortoise Notes Asset Coverage would be achieved after deducting the amount of such dividend, distribution, or purchase price, as the case may be; provided, however, that dividends may be declared upon any preferred shares of capital stock of the Company if the Tortoise Notes and any other senior securities representing indebtedness of the Company have an asset coverage of at least 200% at the time of declaration thereof, after deducting the amount of such dividend.

COMPLIANCE PROCEDURES FOR ASSET MAINTENANCE TESTS

         For so long as any Tortoise Notes are Outstanding and any Rating Agency is then rating such Tortoise Notes:

         (a) As of each Valuation Date, the Company shall determine in accordance with the procedures specified in the Indenture (i) the Market Value of each Eligible Asset owned by the Company on that date, (ii) the Discounted Value of each such Eligible Asset using the Discount Factors, (iii) whether the Tortoise Notes Basic Maintenance Amount is met as of that date, (iv) the value of the total assets of the Company, less all liabilities, and (v) whether the 1940 Act Tortoise Notes Asset Coverage is met as of that date.

         (b) Upon any failure to maintain the required Tortoise Notes Basic Maintenance Amount or 1940 Act Tortoise Notes Asset Coverage on any Valuation Date, the Company may use reasonable commercial efforts (including, without limitation, altering the composition of its portfolio, purchasing Tortoise Notes outside of an Auction or in the event of a failure to file a Rating Agency Certificate (as defined below) on a timely basis, submitting the requisite Rating Agency Certificate) to re-attain (or certify in the case of a failure to file on a timely basis, as the case may be) the required Tortoise Notes Basic Maintenance Amount or 1940 Act Tortoise Notes Asset Coverage on or prior to the Asset Coverage Cure Date.

         (c) Compliance with the Tortoise Notes Basic Maintenance Amount and 1940 Act Tortoise Notes Asset Coverage tests shall be determined with reference to those Tortoise Notes which are deemed to be Outstanding.

         (d) The Company shall deliver to each Rating Agency which is then rating Tortoise Notes and any other party specified in the Rating Agency Guidelines all certificates that are set forth in the respective Rating Agency Guidelines regarding 1940 Act Tortoise Notes Asset Coverage, Tortoise Notes Basic Maintenance Amount and/or related calculations at such times and containing such information as set forth in the respective Rating Agency Guidelines (each, a "Rating Agency Certificate").

         (e) In the event that any Rating Agency Certificate is not delivered within the time periods set forth in the Rating Agency Guidelines, the Company shall be deemed to have failed to maintain the Tortoise Notes Basic Maintenance Amount or the 1940 Act Tortoise Notes Asset Coverage, as the case may be, on such Valuation Date for purposes of paragraph (b) above. In the event that any Rating Agency Certificate with respect to an applicable Asset Coverage Cure Date is not delivered within the time periods set forth in the Rating Agency Guidelines, the Company shall be deemed to have failed to have Eligible Assets with an aggregate Discounted Value at least equal to the Tortoise Notes Basic Maintenance Amount or to meet the 1940 Tortoise Notes Asset Coverage, as the case may be, as of the related Valuation Date, and such failure shall be deemed not to have been cured as of such Asset Coverage Cure Date for purposes of the mandatory redemption provisions.

DELIVERY OF NOTES

         Upon the execution and delivery of the Indenture, the Company shall execute and deliver to the Trustee, and the Trustee shall authenticate, the Tortoise Notes and deliver them to The Depository Trust Company as provided in the Indenture.

         Prior to the delivery by the Trustee of any of the Tortoise Notes, there shall have been filed with or delivered to the Trustee the following:

         (a) A resolution duly adopted by the Company, certified by the Secretary or other Authorized Officer thereof, authorizing the execution and delivery of the Supplemental Indenture and the issuance of the Tortoise Notes;

         (b) Duly executed copies of the Supplemental Indenture and a copy of the Indenture;

         (c)      Rating letters from each Rating Agency rating the Tortoise
Notes; and

         (d) An opinion of counsel pursuant to the requirements of the Indenture.

TRUSTEE'S AUTHENTICATION CERTIFICATE

         The Trustee's authentication certificate upon the Tortoise Notes shall be substantially in the form provided. No Tortoise Note shall be secured hereby or entitled to the benefit hereof, or shall be valid or obligatory for any purpose, unless a certificate of authentication, substantially in such form, has been duly executed by the Trustee; and such certificate of the Trustee upon any Tortoise Note shall be conclusive evidence and the only competent evidence that such Bond has been authenticated and delivered. The Trustee's certificate of authentication shall be deemed to have been duly executed by it if manually signed by an authorized officer of the Trustee, but it shall not be necessary that the same person sign the certificate of authentication on all of the Tortoise Notes issued.

                           EVENTS OF DEFAULT; REMEDIES

EVENTS OF DEFAULT

         An "Event of Default" means any one of the following events set forth below (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (a) default in the payment of any interest upon a series of Tortoise Notes when it becomes due and payable and the continuance of such default for thirty (30) days; or

         (b) default in the payment of the principal of, or any premium on, a series of Tortoise Notes at its Stated Maturity; or

         (c) default in the performance, or breach, of any covenant or warranty of the Company in the Indenture, and continuance of such default or breach for a period of ninety (90) days after there has been given, by registered or certified mail, to the Company by the Trustee a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default;" or

         (d)      the entry by a court having jurisdiction in the premises of
(A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

         (e) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

         (f) if, pursuant to Section 18(a)(1)(c)(ii) of the 1940 Act on the last business day of each of twenty-four (24) consecutive calendar months, the 1940 Act Tortoise Notes Asset Coverage is less than 100%; or

         (g) any other Event of Default provided with respect to a series of Tortoise Notes, including a default in the payment of any Redemption Price payable on the date fixed for redemption.

         Unless otherwise noted, an Event of Default that relates only to one series of Tortoise Notes will not affect any other series.

ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT

         If an Event of Default with respect to Tortoise Notes of a series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the holders of not less than a majority in principal amount of the Outstanding Tortoise Notes of that series may declare the principal amount of all the Tortoise Notes of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If an Event of Default specified in paragraphs (d) and (e) above with respect to Tortoise Notes of any series at the time Outstanding occurs, the principal amount of all the Tortoise Notes of that series shall automatically, and without any declaration or other action on the part of the Trustee or any holder, become immediately due and payable.

         At any time after such a declaration of acceleration with respect to Tortoise Notes of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee, the holders of a majority in principal amount of the Outstanding Tortoise Notes of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

         (a) the Company has paid or deposited with the Trustee a sum sufficient to pay

                  (i) all overdue interest on all Tortoise Notes of that series,

                  (ii) the principal of (and premium, if any, on) any Tortoise Notes of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Tortoise Notes,

                  (iii) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Tortoise Notes,

                  (iv) all sums paid or advanced by the Trustee and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

         (b) all Events of Default with respect to Tortoise Notes of that series, other than the non-payment of the principal of Tortoise Notes of that series which have become due solely by such declaration of acceleration, have been cured or waived.

         No such rescission shall affect any subsequent default or impair any right consequent thereon.

COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE

         The Company covenants that if:

         (a) default is made in the payment of any interest on any Tortoise Notes when such interest becomes due and payable and such default continues for a period of 90 days, or

         (b) default is made in the payment of the principal of (or premium, if any, on) any Tortoise Notes at the Maturity thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the holders of such Tortoise Notes, the whole amount then due and payable on such Tortoise Notes for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Tortoise Notes, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If an Event of Default with respect to Tortoise Notes of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the holders of Tortoise Notes of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in the Indenture or in aid of the exercise of any power granted in the Indenture, or to enforce any other proper remedy.

APPLICATION OF MONEY COLLECTED

         Any money collected by the Trustee pursuant to the provisions of the Indenture relating to an Event of Default shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Tortoise Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST: To the payment of all amounts due the Trustee under the Indenture;

         and

         SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Tortoise Notes in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Tortoise Notes for principal and any premium and interest, respectively.

LIMITATION ON SUITS

         No holder of any Tortoise Notes of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

         (a) such holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Tortoise Notes of that series;

         (b) the holders of not less than a majority in principal amount of the Outstanding Tortoise Notes of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

         (c) such holder or holders have offered to the Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

         (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

         (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the holders of a majority in principal amount of the Outstanding Tortoise Notes of that series;

it being understood and intended that no one or more of such holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of the Indenture to affect, disturb or prejudice the rights of any other of such holders, or to obtain or to seek to obtain priority or preference over any other of such holders or to enforce any right under the Indenture, except in the manner provided and for the equal and ratable benefit of all of such holders.

UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST

         Notwithstanding any other provision in the Indenture, the holder of any Tortoise Notes shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to the provisions of any supplemental indenture) interest on such Tortoise Notes on the respective Stated Maturities expressed in such Tortoise Notes (or, in the case of redemption, on the Redemption Date), and to institute suit for the enforcement of any such payment and such rights shall not be impaired without the consent of such holder.

RESTORATION OF RIGHTS AND REMEDIES

         If the Trustee or any holder has instituted any proceeding to enforce any right or remedy under the Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the holders shall be restored severally and respectively to their former positions and thereafter all rights and remedies of the Trustee and the holders shall continue as though no such proceeding had been instituted.

RIGHTS AND REMEDIES CUMULATIVE

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Tortoise Notes, no right or remedy conferred upon or reserved to the Trustee or to the holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

CONTROL BY HOLDERS

         The holders of not less than a majority in principal amount of the Outstanding Tortoise Notes of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Tortoise Notes of such series, provided that

         (1) such direction shall not be in conflict with any rule of law or with the Indenture, and

         (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

WAIVER OF PAST DEFAULTS

         The holders of not less than a majority in principal amount of the Outstanding Tortoise Notes of any series may on behalf of the holders of all the Tortoise Notes of such series waive any past default hereunder with respect to such series and its consequences, except a default

         (1) in the payment of the principal of or any premium or interest on any Tortoise Notes of such series, or

         (2) in respect of a covenant or provision which cannot be modified or amended without the consent of the holder of each Outstanding Tortoise Notes of such series affected.

Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of the Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                     SATISFACTION AND DISCHARGE OF INDENTURE

         The Indenture shall upon request of the Company cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of any Tortoise Notes expressly provided for herein or in the terms of such security), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of the Indenture, when

         (a)      Either:

                  (i) all Tortoise Notes theretofore authenticated and delivered (other than (1) securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in the Indenture; and (2) Tortoise Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the

         Company or discharged from such trust, as provided in the Indenture) have been delivered to the Trustee for cancellation; or

                  (ii) all such Tortoise Notes not theretofore delivered to the Trustee for cancellation have become due and payable, or will become due and payable at their Stated Maturity within one year, or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of this subsection (ii) has deposited or caused to be deposited with the Trustee as trust funds in trust money in an amount sufficient to pay and discharge the entire indebtedness on such securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

         (b) the Company has paid or caused to be paid all other sums payable hereunder by the Trust; and

         (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the Indenture have been complied with.

Notwithstanding the satisfaction and discharge of the Indenture, the obligations of the Company to the Trustee under the Indenture and, if money shall have been deposited with the Trustee pursuant to subparagraph (ii) of paragraph (a) above, the obligations of the Trustee under certain provisions of the Indenture shall survive.

                                   THE TRUSTEE

CERTAIN DUTIES AND RESPONSIBILITIES

         (1)      Except during the continuance of an Event of Default,

                  (A) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in the Indenture and as required by the Trust Indenture Act, and no implied covenants or obligations shall be read into the Indenture against the Trustee; and

                  (B) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of the Indenture; but in the case of any such certificates or opinions which by any provision of the Indenture are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of the Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

         (2) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by the Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         (3) In no event shall the Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

         (4) In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

         (5) No provision of the Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (A) this Subsection shall not be construed to limit the effect of Subsection (1)(A) of this Section;

                  (B) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (C) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of a majority in principal amount of the Outstanding securities of any series, determined as provided in the Indenture, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under the Indenture with respect to the Securities of such series; and

                  (D) no provision of the Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

NOTICE OF DEFAULTS

         If a default occurs hereunder with respect to Tortoise Notes of any series, the Trustee shall give the Holders of Tortoise Notes of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default with respect to Tortoise Notes of such series, no such notice to Holders shall be given until at least 90 days after the occurrence thereof. For the purpose hereof, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Tortoise Notes of such series.

CERTAIN RIGHTS OF TRUSTEE

         Subject to the provisions under "Certain Duties and Responsibilities" above:

         (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of the Company shall be sufficiently evidenced by a Company Request or Company Order, and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

         (c) whenever in the administration of the Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

         (d) the Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it in good faith and in reliance thereon;

         (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by the Indenture at the request or direction of any of the holders pursuant to the Indenture, unless such holders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

         (g) the Trustee may execute any of the trusts or powers or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

         (h) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Indenture;

         (i) the Trustee shall not be deemed to have notice of any default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Tortoise Notes and the Indenture;

         (j) the rights, privileges, protections, immunities and benefits given to the Trustee, including its rights to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder; and

         (k) the Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to the Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superceded.

COMPENSATION AND REIMBURSEMENT

         The Company agrees:

         (a) to pay to the Trustee from time to time such compensation as shall be agreed in writing between the parties for all services rendered by it (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

         (b) except as otherwise expressly provided, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of the Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

         (c) to indemnify each of the Trustee or any predecessor Trustee for, and to hold it harmless against, any and all losses, liabilities, damages, claims or expenses including taxes (other than taxes imposed on the income of the Trustee) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim (whether asserted by the Company, a holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         When the Trustee incurs expenses or renders services in connection with an Event of Default, the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

         The provisions hereof shall survive the termination of the Indenture.

CONFLICTING INTERESTS

         If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and the Indenture. To the extent not prohibited by the Trust Indenture Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under the Indenture with respect to Tortoise Notes of more than one series.

RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR

         No resignation or removal of the Trustee and no appointment of a successor Trustee shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements.

         The Trustee may resign at any time with respect to the Tortoise Notes of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 60 days after the giving of such notice of resignation, the resigning Trustee may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Tortoise Notes of such series.

         The Trustee may be removed at any time with respect to the Tortoise Notes of any series by Act of the holders of a majority in principal amount of the Outstanding Tortoise Notes of such series, delivered to the Trustee and to the Company. If the instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of a notice of removal pursuant to this paragraph, the Trustee being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Tortoise Notes of such series.

         If at any time:

         (a) the Trustee shall fail to comply after written request therefor by the Company or by any holder who has been a bona fide holder of Tortoise Notes for at least six months, or

         (b) the Trustee shall cease to be eligible and shall fail to resign after written request therefor by the Company or by any such holder, or

         (c) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Tortoise Notes, or (ii) any holder who has been a bona fide holder of Tortoise Notes for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Tortoise Notes and the appointment of a successor Trustee or Trustees.

         If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Tortoise Notes of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Tortoise Notes of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Tortoise Notes of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Tortoise Notes of any particular series) and shall comply with the applicable requirements. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Tortoise Notes of any series shall be appointed by Act of the holders of a majority in principal amount of the Outstanding Tortoise Notes of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements, become the successor Trustee with respect to the Tortoise Notes of such series and to that extent supersede the successor Trustee appointed by the Company.

         If no successor Trustee with respect to the Tortoise Notes of any series shall have been so appointed by the Company or the holders and accepted appointment in the manner required, any holder who has been a bona fide holder of Tortoise Notes of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Tortoise Notes of such series.

         The Company shall give notice of each resignation and each removal of the Trustee with respect to the Tortoise Notes of any series and each appointment of a successor Trustee with respect to the Tortoise Notes of any series to all holders of Tortoise Notes of such series in the manner provided. Each notice shall include the name of the successor Trustee with respect to the Tortoise Notes of such series and the address of its Corporate Trust Office.

ACCEPTANCE OF APPOINTMENT BY SUCCESSOR

         In case of the appointment hereunder of a successor Trustee with respect to all Tortoise Notes, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

         In case of the appointment hereunder of a successor Trustee with respect to the Tortoise Notes of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Tortoise Notes of one or more series shall execute and deliver a supplemental indenture wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Tortoise Notes of that or those series to which the appointment of such successor Trustee relates,
(2) if the retiring Trustee is not retiring with respect to all Tortoise Notes, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Tortoise Notes of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing in the Indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Tortoise Notes of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Tortoise Notes of that or those series to which the appointment of such successor Trustee relates.

         Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible.

MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Tortoise Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Tortoise Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Tortoise Notes.

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS

         The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company, unless:

         (a) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of any domestic or foreign jurisdiction and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Tortoise Notes and the performance or observance of every covenant of the Indenture on the part of the Company to be performed or observed;

         (b) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or any subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

         (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply and that all conditions precedent in the Indenture provided for relating to such transaction have been complied with.

SUCCESSOR SUBSTITUTED

         Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under the Indenture with the same effect as if such successor Person had been named as the Company in the Indenture, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under the Indenture and the Tortoise Notes.

                       DEFEASANCE AND COVENANT DEFEASANCE

DEFEASANCE AND DISCHARGE

         Upon the Company's exercise of its option (if any) to have the provisions of the Indenture relating to Defeasance applied to any Tortoise Notes or any series of Tortoise Notes, as the case may be, the Company shall be deemed to have been discharged from its obligations, with respect to such Tortoise Notes as provided in the Indenture on and after the date the conditions set forth are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Tortoise Notes and to have satisfied all its other obligations under such Tortoise Notes and the Indenture insofar as such Tortoise Notes are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of holders of such Tortoise Notes to receive, solely from the trust fund, payments in respect of the principal of and any premium and interest on such Tortoise Notes when payments are due, (2) the Company's obligations with respect to such Tortoise Notes, (3) the rights, powers, trusts, duties and immunities of the Trustee.

COVENANT DEFEASANCE

         Upon the Company's exercise of its option (if any) to have provisions of the Indenture relating to Covenant Defeasance applied to any Tortoise Notes or any series of Tortoise Notes, as the case may be, (1) the Company shall be released from its obligations under certain provisions of the Indenture for the benefit of the holders of such Tortoise Notes and (2) the occurrence of any event specified in the Indenture, and any such covenants provided pursuant to certain provisions of the Indenture shall be deemed not to be or result in an Event of Default, in each case with respect to such Tortoise Notes as provided in the Indenture on and after the date the conditions are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Tortoise Notes, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified section of the Indenture, whether directly or indirectly by reason of any reference elsewhere in the Indenture, or by reason of any reference in any such section or article of the Indenture to any other provision in the Indenture or in any other document, but the remainder of the Indenture and such Tortoise Notes shall be unaffected thereby.

CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE

         (a) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements and agrees to comply with the provisions of the relevant Article of the Indenture applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the holders of such Tortoise Notes, (i) money in an amount, or (ii) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (iii) such other obligations or arrangements as may be specified with respect to such Tortoise Notes, or (iv) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on such Tortoise Notes on the respective Stated Maturities, in accordance with the terms of the Indenture and such Tortoise Notes. As used in the Indenture, "U.S. Government Obligation" means (x) any security which is
(i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the Company thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Tortoise Notes Act) as custodian with respect to any U.S. Government Obligation which is specified in Clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

         (b) In the event of an election to have Defeasance and Discharge apply to any Tortoise Notes or any series of Tortoise Notes, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (ii) since the date of this instrument, there has been a change in the applicable Federal income tax law, in either case
(i) or (ii) to the effect that, and based thereon such opinion shall confirm that, the holders of such Tortoise Notes will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Tortoise Notes and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

         (c) In the event of an election to have Covenant Defeasance apply to any Tortoise Notes or any series of Tortoise Notes, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the holders of such Tortoise Notes will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Tortoise Notes and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

         (d) The Company shall have delivered to the Trustee an Officers' Certificate to the effect that neither such Tortoise Notes nor any other Tortoise Notes of the same series, if then listed on any Tortoise Notes exchange, will be delisted as a result of such deposit.

         (e) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such Tortoise Notes or any other Tortoise Notes shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified, at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

         (f) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Tortoise Notes are in default within the meaning of such Act).

         (g) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

         (h) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under the Investment Company Act or exempt from registration thereunder.

         (i) No event or condition shall exist that would prevent the Company from making payments of the principal of (and any premium) or interest on the Tortoise Notes of such series on the date of such deposit or at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

         (j) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

         (k) The Company shall have delivered to the Trustee an Opinion of Counsel substantially to the effect that (i) the trust funds deposited pursuant hereto will not be subject to any rights of any holders of indebtedness or equity of the Company, and (ii) after the 90th day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally, except that if a court were to rule under any such law in any case or proceeding that the trust funds remained property of the Company, no opinion is given as to the effect of such laws on the trust funds except the following: (A) assuming such trust funds remained in the possession of the trustee with whom such funds were deposited prior to such court ruling to the extent not paid to holders of such Tortoise Notes, such trustee would hold, for the benefit of such holders, a valid and perfected security interest in such trust funds that is not avoidable in bankruptcy or otherwise and (B) such holders would be entitled to receive adequate protection of their interests in such trust funds if such trust funds were used.

                                   APPENDIX B -
                        TORTOISE NOTES AUCTION PROCEDURES

         1.       ORDERS.

                  (a) Prior to the Submission Deadline on each Auction Date for a series of Tortoise Notes:

                           (i) each Beneficial Owner of Tortoise Notes of such series may submit to its Broker-Dealer information as to:

                                    (A)      the principal amount of Outstanding
                                             Tortoise Notes, if any, of such
                                             series held by such Beneficial
                                             Owner which such Beneficial Owner
                                             desires to continue to hold without
                                             regard to the Applicable Rate for
                                             Tortoise Notes of such series for
                                             the next succeeding Rate Period of
                                             such series;

                                    (B)      the principal amount of Outstanding
                                             Tortoise Notes, if any, of such
                                             series held by such Beneficial
                                             Owner which such Beneficial Owner
                                             offers to sell if the Applicable
                                             Rate for Tortoise Notes of such
                                             series for the next succeeding Rate
                                             Period of Tortoise Notes of such
                                             series shall be less than the rate
                                             per annum specified by such
                                             Beneficial Owner; and/or

                                    (C)      the principal amount of Outstanding
                                             Tortoise Notes, if any, of such
                                             series held by such Beneficial
                                             Owner which such Beneficial Owner
                                             offers to sell without regard to
                                             the Applicable Rate for Tortoise
                                             Notes of such series for the next
                                             succeeding Rate Period of Tortoise
                                             Notes of such series;

                           and

                           (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the principal amount of Tortoise Notes, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for Tortoise Notes of such series for the next succeeding Rate Period of Tortoise Notes of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

                                    For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i) (A),
                                    (i) (B), (i) (C) or (ii) of this paragraph
                                    (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

                  (b) (i) A Bid by a Beneficial Owner or an Existing Holder of Tortoise Notes of a series subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                                    (A)      the principal amount of Outstanding
                                             Tortoise Notes of such series
                                             specified in such Bid if the
                                             Applicable Rate for Tortoise Notes
                                             of such series determined on such
                                             Auction Date shall be less than the
                                             rate specified therein;

                                    (B)      such principal amount or a lesser
                                             principal amount of Outstanding
                                             Tortoise Notes of such series to be
                                             determined as set forth in clause
                                             (iv) of paragraph (a) of Section 4
                                             of this Appendix B if the
                                             Applicable Rate for Tortoise Notes
                                             of such series determined on such
                                             Auction Date shall be equal to the
                                             rate specified therein; or

                                    (C)      the principal amount of Outstanding
                                             Tortoise Notes of such series
                                             specified in such Bid if the rate
                                             specified therein shall be higher
                                             than the Maximum Rate for Tortoise
                                             Notes of such series, or such
                                             principal amount or a lesser
                                             principal amount of Outstanding
                                             Tortoise Notes of such series to be
                                             determined as set forth in clause
                                             (iii) of paragraph (b) of Section 4
                                             of this Appendix B if the rate
                                             specified therein shall be higher
                                             than the Maximum Rate for Tortoise
                                             Notes of such series and Sufficient
                                             Clearing Bids for Tortoise Notes of
                                             such series do not exist.

                           (ii) A Sell Order by a Beneficial Owner or an Existing Holder of Tortoise Notes of a series of Tortoise Notes subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                                    (A)      the principal amount of Outstanding
                                             Tortoise Notes of such series
                                             specified in such Sell Order; or

                                    (B)      such principal amount or a lesser
                                             principal amount of Outstanding
                                             Tortoise Notes of such series as
                                             set forth in clause (iii) of
                                             paragraph (b) of Section 4 of this
                                             Appendix B if Sufficient Clearing
                                             Bids for Tortoise Notes of such
                                             series do not exist;

                                    PROVIDED, HOWEVER, that a Broker-Dealer that is an Existing Holder with respect to a series of Tortoise Notes shall not be liable to any Person for failing to sell such Tortoise Notes pursuant to a Sell Order described in the proviso to paragraph (c) of
                                    Section 2 of this Appendix B if (1) such
                                    Tortoise Notes were transferred by the
                                    Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Company) with the provisions of the Indenture or
                                    (2) such Broker-Dealer has informed the
                                    Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such Tortoise Notes.

                           (iii) A Bid by a Potential Beneficial Owner or a Potential Holder of Tortoise Notes of a series subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                                    (A)      the principal amount of Outstanding
                                             Tortoise Notes of such series
                                             specified in such Bid if the
                                             Applicable Rate for Tortoise Notes
                                             of such series determined on such
                                             Auction Date shall be higher than
                                             the rate specified therein; or

                                    (B)      such principal amount or a lesser
                                             principal amount of Outstanding
                                             Tortoise Notes of such series as
                                             set forth in clause (v) of
                                             paragraph (a) of Section 4 of this
                                             Appendix B if the Applicable Rate
                                             for Tortoise Notes of such series
                                             determined on such Auction Date
                                             shall be equal to the rate
                                             specified therein.

         2.       SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.


                  (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for Tortoise Notes of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Company) as an Existing Holder in respect of Tortoise Notes subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of Tortoise Notes subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each such Order:


                           (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Company);

                           (ii) the aggregate principal amount of Tortoise Notes of such series that are the subject of such Order;

                           (iii) to the extent that such Bidder is an Existing Holder of Tortoise Notes of such series:

                                    (A)      the principal amount of Tortoise
                                             Notes, if any, of such series
                                             subject to any Hold Order of such
                                             Existing Holder;

                                    (B)      the principal amount of Tortoise
                                             Notes, if any, of such series
                                             subject to any Bid of such Existing
                                             Holder and the rate specified in
                                             such Bid; and

                                    (C)      the principal amount of Tortoise
                                             Notes, if any, of such series
                                             subject to any Sell Order of such
                                             Existing Holder; and

                           (iv) to the extent such Bidder is a Potential Holder of Tortoise Notes of such series, the rate and principal amount of Tortoise Notes of such series specified in such Potential Holder's Bid.

                  (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.


                  (c) If an Order or Orders covering all of the Outstanding Tortoise Notes of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the principal amount of Outstanding Tortoise Notes of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding Tortoise Notes of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 7 Rate Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the principal amount of outstanding Tortoise Notes of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.


                  (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the principal amount of Outstanding Tortoise Notes of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

                           (i) all Hold Orders for Tortoise Notes of such series shall be considered valid, but only up to and including in the aggregate principal amount of Outstanding Tortoise Notes of such series held by such Existing Holder, and if the aggregate principal amount of Tortoise Notes of such series subject to such Hold Orders exceeds the aggregate principal amount of Outstanding Tortoise Notes of such series held by such Existing Holder, the principal amount of Tortoise Notes subject to each such Hold Order shall be reduced pro rata to cover the principal amount of Outstanding Tortoise Notes of such series held by such Existing Holder;

                           (ii) (A) any Bid for Tortoise Notes of such series shall be considered valid up to and including the excess of the principal amount of Outstanding Tortoise Notes of such series subject to any Hold Orders referred to in clause (i) above;

                                    (B)      subject to subclause (A), if more
                                             than one Bid of an Existing Holder
                                             for Tortoise Notes of such series
                                             is submitted to the Auction Agent
                                             with the same rate and the
                                             aggregate principal amount of
                                             Outstanding Tortoise Notes of such
                                             series subject to such Bids is
                                             greater than such excess, such Bids
                                             shall be considered valid up to and
                                             including the amount of such
                                             excess, and the principal amount of
                                             Tortoise Notes of such series
                                             subject to each Bid with the same
                                             rate shall be reduced pro rata to
                                             cover the principal amount of
                                             Tortoise Notes of such series equal
                                             to such excess;

                                    (C)      subject to subclauses (A) and (B),
                                             if more than one Bid of an Existing
                                             Holder for Tortoise Notes of such
                                             series is submitted to the Auction
                                             Agent with different rates, such
                                             Bids shall be considered valid in
                                             the ascending order of their
                                             respective rates up to and
                                             including the amount of such
                                             excess; and

                                    (D)      in any such event, the principal
                                             amount, if any, of such Outstanding
                                             Tortoise Notes of such series
                                             subject to any portion of Bids
                                             considered not valid in whole or in
                                             part under this clause (ii) shall
                                             be treated as the subject of a Bid
                                             for Tortoise Notes of such series
                                             by or on behalf of a Potential
                                             Holder at the rate therein
                                             specified; and

                           (iii) all Sell Orders for Tortoise Notes of such series shall be considered valid up to and including the excess of the principal amount of Outstanding Tortoise Notes of such series held by such Existing Holder over the aggregate principal amount of Tortoise Notes of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

                  (e) If more than one Bid for one or more Tortoise Notes of a series is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and principal amount therein specified.

                  (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

         3. DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE.


                  (a) Not earlier than the Submission Deadline on each Auction Date for a series of Tortoise Notes, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of Tortoise Notes of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:


                           (i) the excess of the aggregate principal amount of Outstanding Tortoise Notes of such series over the principal amount of Outstanding Tortoise Notes of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available Tortoise Notes" of such series);

                           (ii) from the Submitted Orders for Tortoise Notes of such series whether:

                                    (A)      the aggregate principal amount of
                                             Outstanding Tortoise Notes of such
                                             series subject to Submitted Bids of
                                             Potential Holders specifying one or
                                             more rates between the Minimum Rate
                                             (for Standard Rate Periods or less,
                                             only) and the Maximum Rate (for all
                                             Rate Periods) for Tortoise Notes of
                                             such series; exceeds or is equal to
                                             the sum of:

                                    (B)      the aggregate principal amount of
                                             Outstanding Tortoise Notes of such
                                             series subject to Submitted Bids of
                                             Existing Holders specifying one or
                                             more rates between the Minimum Rate
                                             (for Standard Rate Periods or less,
                                             only) and the Maximum Rate (for all
                                             Rate Periods) for Tortoise Notes of
                                             such series; and

                                    (C)      the aggregate principal amount of
                                             Outstanding Tortoise Notes of such
                                             series subject to Submitted Sell
                                             Orders (in the event such excess or
                                             such equality exists (other than
                                             because all of the Outstanding
                                             Tortoise Notes of such series are
                                             subject to Submitted Hold Orders),
                                             such Submitted Bids in subclause
                                             (A) above being hereinafter
                                             referred to collectively as
                                             "Sufficient Clearing Bids" for
                                             Tortoise Notes of such series); and

                           (iii) if Sufficient Clearing Bids for Tortoise Notes of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for Tortoise Notes of such series) which if:

                                    (A)      (I)     each such Submitted Bid of
                                             Existing Holders specifying such
                                             lowest rate and

                                            (II)     all other such Submitted
                                                     Bids of Existing Holders
                                                     specifying lower rates were
                                                     rejected, thus entitling
                                                     such Existing Holders to
                                                     continue to hold the
                                                     Tortoise Notes of such
                                                     series that are subject to
                                                     such Submitted Bids; and

                                    (B)      (I)     each such Submitted Bid of
                                             Potential Holders specifying such
                                             lowest rate and

                                             (II)    all other such Submitted
                                                     Bids of Potential Holders
                                                     specifying lower rates were
                                                     accepted; would result in
                                                     such Existing Holders
                                                     described in subclause (A)
                                                     above continuing to hold an
                                                     aggregate principal amount
                                                     of Outstanding Tortoise
                                                     Notes of such series which,
                                                     when added to the aggregate
                                                     principal amount of
                                                     Outstanding Tortoise Notes
                                                     of such series to be
                                                     purchased by such Potential
                                                     Holders described in
                                                     subclause (B) above, would
                                                     equal not less than the
                                                     Available Tortoise Notes of
                                                     such series.

                  (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Company of the Minimum Rate and Maximum Rate for the series of Tortoise Notes for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for Tortoise Notes of such series for the next succeeding Rate Period thereof as follows:

                           (i) if Sufficient Clearing Bids for Tortoise Notes of such series exist, that the Applicable Rate for all Tortoise Notes of such series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for Tortoise Notes of such series so determined;

                           (ii) if Sufficient Clearing Bids for Tortoise Notes of such series do not exist (other than because all of the Outstanding Tortoise Notes of such series are subject to Submitted Hold Orders), that the Applicable Rate for all Tortoise Notes of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for Tortoise Notes of such series; or

                           (iii) if all of the Outstanding Tortoise Notes of such series are subject to Submitted Hold Orders, that the Applicable Rate for all Tortoise Notes of such series for the next succeeding Rate Period thereof shall be All Hold Rate.

         4. ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF TORTOISE NOTES. Existing Holders shall continue to hold the Tortoise Notes that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Appendix B, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

                  (a) If Sufficient Clearing Bids for a series of Tortoise Notes have been made, all Submitted Sell Orders with respect to Tortoise Notes of such series shall be accepted and, subject to the provisions of paragraphs
(d) and (e) of this Section 4, Submitted Bids with respect to Tortoise Notes of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to Tortoise Notes of such series shall be rejected:

                           (i) Existing Holders' Submitted Bids for Tortoise Notes of such series specifying any rate that is higher than the Winning Bid Rate for Tortoise Notes of such series shall be accepted, thus requiring each such Existing Holder to sell the Tortoise Notes subject to such Submitted Bids;

                           (ii) Existing Holders' Submitted Bids for Tortoise Notes of such series specifying any rate that is lower than the Winning Bid Rate for Tortoise Notes of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the Tortoise Notes subject to such Submitted Bids;

                           (iii) Potential Holders' Submitted Bids for Tortoise Notes of such series specifying any rate that is lower than the Winning Bid Rate for Tortoise Notes of such series shall be accepted;

                           (iv) each Existing Holder's Submitted Bid for Tortoise Notes of such series specifying a rate that is equal to the Winning Bid Rate for Tortoise Notes of such series shall be rejected, thus entitling such Existing Holder to continue to hold the Tortoise Notes subject to such Submitted Bid, unless the aggregate principal amount of Outstanding Tortoise Notes subject to all such Submitted Bids shall be greater than the principal amount of Tortoise Notes ("remaining Tortoise Notes") in the excess of the Available Tortoise Notes of such series over the principal amount of Tortoise Notes subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph
                                    (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold Tortoise Notes subject to such Submitted Bid, but only in an amount equal to the principal amount of Tortoise Notes of such series obtained by multiplying the remaining principal amount by a fraction, the numerator of which shall be the principal amount of Outstanding Tortoise Notes held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate principal amount of Outstanding Tortoise Notes subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for Tortoise Notes of such series; and

                           (v) each Potential Holder's Submitted Bid for aggregate principal amount of such series specifying a rate that is equal to the Winning Bid Rate for aggregate principal amount of such series shall be accepted but only in an amount equal to the principal amount of Tortoise Notes of such series obtained by multiplying the principal amount of Tortoise Notes in the excess of the Available Tortoise Notes of such series over the principal amount of Tortoise Notes subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph
                                    (a) by a fraction, the numerator of which shall be the principal amount of Outstanding Tortoise Notes subject to such Submitted Bid and the denominator of which shall be the aggregate principal amount of Outstanding Tortoise Notes subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for Tortoise Notes of such series.

                  (b) If Sufficient Clearing Bids for a series of Tortoise Notes have not been made (other than because all of the Outstanding Tortoise Notes of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for Tortoise Notes of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for Tortoise Notes of such series shall be rejected:

                           (i) Existing Holders' Submitted Bids for Tortoise Notes of such series specifying any rate that is equal to or lower than the Maximum Rate for Tortoise Notes of such series shall be rejected, thus entitling such Existing Holders to continue to hold the Tortoise Notes subject to such Submitted Bids;

                           (ii) Potential Holders' Submitted Bids for Tortoise Notes of such series specifying any rate that is equal to or lower than the Maximum Rate for Tortoise Notes of such series shall be accepted; and

                           (iii) Each Existing Holder's Submitted Bid for Tortoise Notes of such series specifying any rate that is higher than the Maximum Rate for Tortoise Notes of such series and the Submitted Sell Orders for Tortoise Notes of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the Tortoise Notes of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the principal amount of Tortoise Notes of such series obtained by multiplying the principal amount of Tortoise Notes of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the principal amount of Outstanding Tortoise Notes of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate principal amount of Outstanding Tortoise Notes of such series subject to all such Submitted Bids and Submitted Sell Orders.

                  (c) If all of the Outstanding Tortoise Notes of a series are subject to Submitted Hold Orders, all Submitted Bids for Tortoise Notes of such series shall be rejected.

                  (d)      If, as a result of the procedures described in clause
(iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, less than an Authorized Denomination of Tortoise Notes on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the principal amount of Tortoise Notes of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the principal amount of Tortoise Notes so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be equal to an Authorized Denomination.

                  (e)      If, as a result of the procedures described in clause
(v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than an Authorized Denomination of Tortoise Notes on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate Tortoise Notes of such series or purchase among Potential Holders so that only Tortoise Notes of such series in Authorized Denominations are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing Tortoise Notes of such series on such Auction Date.

                  (f) Based on the results of each Auction for a series of Tortoise Notes, the Auction Agent shall determine the aggregate principal amount of Tortoise Notes of such series to be purchased and the aggregate principal amount of Tortoise Notes of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate principal amount of Tortoise Notes and such aggregate principal amount of Tortoise Notes to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, Tortoise Notes of such series. Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of Tortoise Notes of a series with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such Tortoise Notes that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such Tortoise Notes that was accepted in whole or in part, fails to instruct its Agent Member to deliver such Tortoise Notes against payment therefor, partial deliveries of Tortoise Notes that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for Tortoise Notes of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

                  (g) Neither the Company nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder or a Potential Holder to deliver Tortoise Notes of any series or to pay for Tortoise Notes of any series sold or purchased pursuant to the Auction Procedures or otherwise.

                                   APPENDIX C -
                              RATING OF INVESTMENTS

                         MOODY'S INVESTORS SERVICE, INC.

         Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the even of default.

         "Aaa" Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

         "Aa" Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

         "A" Obligations rated A are considered upper-medium grade and are subject to low credit risk.

         "Baa" Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

         "Ba" Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

         "B" Obligations rated B are considered speculative and are subject to high credit risk.

         "Caa" Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

         "Ca" Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

         "C" Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

         Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

         US MUNICIPAL AND TAX-EXEMPT RATINGS

         Municipal ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

         "Aaa" Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         "Aa" Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         "A" Issuers or issues rated A present above average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         "Baa" Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         "Ba" Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         "B" Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         "Caa" Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         "Ca" Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         "C" Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

         DESCRIPTION OF MOODY'S HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

         Moody's ratings for state and municipal notes and other short-term loans are designated "Moody's Investment Grade" ("MIG" or, for variable or floating rate obligations, "VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings. Symbols used will be as follows:

         "MIG-1" This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

         "MIG-2" This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

         "MIG-3" This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

         "SG" This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

         "VMIG 1" This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

         "VMIG 2" This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

         "VMIG 3" This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

         DESCRIPTION OF MOODY'S SHORT TERM RATINGS

         Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

         "P-1" Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

         "P-2" Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

         "P-3" Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

         "NP" Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

                                  FITCH RATINGS

         A brief description of the applicable Fitch Ratings ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

LONG-TERM CREDIT RATINGS

INVESTMENT GRADE

         "AAA" -- Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be affected adversely by foreseeable events.

         "AA" -- Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" -- High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" -- Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

         "BB" -- Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" -- Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC", "CC", "C" -- High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

         "DDD", "DD", And "D" Default -- The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90%, and `D' the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect for repaying all obligations.

SHORT-TERM CREDIT RATINGS

         A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

         "F1" -- Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         "F2" -- Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" -- Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" -- Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" -- High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         "D" -- Default. Denotes actual or imminent payment default.

         Notes to Long-term and Short-term ratings:

         "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' Long-term rating category, to categories below `CCC', or to Short-term ratings other than `F1'.

         "NR" indicates that Fitch Ratings does not rate the issuer or issue in question.

         "Withdrawn" -- A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         "Rating Watch" -- Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch typically is resolved over a relatively short period.

         A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are `stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                          STANDARD & POOR'S CORPORATION

A brief description of the applicable Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("Standard & Poor's" or "S&P"), rating symbols and their meanings (as published by S&P) follows:

         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

         Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper.

         Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

         Issue credit ratings are based in varying degrees, on the following considerations:

         1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

         2.       Nature of and provisions of the obligation; and

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights. The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

         "AAA" -- An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" -- An obligation rated `AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" -- An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB -- An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         BB, B, CCC, CC, AND C -- Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         BB -- An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B -- An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC -- An obligation rated `CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC -- An obligation rated `CC' is currently highly vulnerable to nonpayment.

         C -- The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

         D -- An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         "+/-" -- Plus (+) or minus (-). The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         "c" -- The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

         "P" -- The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

         "*" -- Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

         "r" -- The `r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         N.R. -- Not rated.

         Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS

         Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (`AAA', `AA', `A', `BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUE CREDIT RATINGS

NOTES

         A Standard & Poor's note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

         Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

         Note rating symbols are as follows:

         "SP-1" -- Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

         "SP-2" -- Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" -- Speculative capacity to pay principal and interest.

         A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable.

         S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

COMMERCIAL PAPER

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from `A-1' for the highest quality obligations to `D' for the lowest. These categories are as follows:

         "A-1" -- A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" -- A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" -- A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" -- A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" -- A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" -- A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable.

         S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

                   Tortoise Energy Infrastructure Corporation

              _____________________________________________________

                       STATEMENT OF ADDITIONAL INFORMATION

              _____________________________________________________

                                  April 7, 2005